BUSINESS COMBINATION AGREEMENT

THIS BUSINESS COMBINATION AGREEMENT is made effective as of the 15th' day of September 2023.

AMONG:

Sagaliam Acquisition Corp. ("SAGA"), a publicly traded Delaware corporation with an address at 1800 Avenue of the Stars, Los Angeles CA 90067, quoted on the NASDAQ Markets under the trading symbol "SAGA" ("**Pubco**" or "SAGA"),

AND:

ENZOLYTICS, INC. ("ENZC"), a Delaware corporation with addresses at 1101 Raintree Circle, Suite 130, Allen, Texas 75013 and 1756 Bison Meadow Lane, Heath, Texas 75032, quoted on the Over-the-Counter Markets under the trading symbol "ENZC",

AND:

BIOGENYSIS, INC. ("Biogenysis, Inc." or "BGEN"), a Texas corporation, wholly owed by ENZC, which was formed to license and develop certain biotech technologies relating to therapeutics,

AND:

VIROGENTICS, INC. ("Virogentics, Inc." or "VIRO"), a Texas corporation, wholly owed by ENZC, which was formed to license and develop certain patented technologies relating to therapeutics,

DC

AND:

The **Subsidiary Shareholders as** listed on Exhibit 1, attached hereto (collectively, the "**Sub Shareholders**").

WHEREAS:

A. The parties hereto wish to execute a Stock Purchase Agreement (the "Agreement"), involving the Purchase of One Hundred Percent (100%) of the issued and outstanding common shares of the two operating subsidiaries, BGEN and VIRO, of ENZC, which are each the exclusive licensee of certain technologies being developed by the subs, and involving a change of control of SAGA, in which ENZC shall become the majority shareholder of SAGA; and

B. As consideration for the proposed Transaction (herein "Transaction") contemplated herein, SAGA has agreed to issue a total of Forty-Five Million (45,000,000) newly issued shares of SAGA Common Stock (the "Purchase Shares") valued at $450,000,000.00 or $10.00 per share to the Sub Shareholders making them over Ninety Percent (90%) owner of SAGA; and

In addition, to induce ENZC to enter into the sale of BGEN and VIRO, SAGA has agreed to a Make-Whole provision (the "Make-Whole") whereby on the sixth month anniversary of the close

of the Agreement, additional shares may be issued to the Sub Shareholders if the Market Price of the Purchase Shares are less than $450,000,000.00 or $10.00 per share.

Example: If on the six-month anniversary of the transaction, SAGAs common shares are trading at $10.00 or more on NASDAQ there would be no shares required to be issued based on the Make-Whole calculation. The value of the Purchase Shares would still be $450,000,000.00 or greater. The ENZC Purchase Shares would then be paid as a dividend, upon approval by the regulatory agencies, to the ENZC Shareholders on a fully diluted percentage ownership basis.

If on the six-month anniversary of the Transaction, SAGA's shares are trading at $5.00 on NASDAQ, the value of the Purchase Shares would be $225,000,000.00 and the Make-Whole calculation would require an additional 45,000,000 shares to be issued to the Sub Shareholders to Make-Whole the $450,000,000.00 Purchase Price. The additional SAGA shares issued to ENZC from the Make-Whole calculation plus the original SAGA shares issued at the close of the Transaction would then be allocated proportionately on a fully diluted basis to the ENZC shareholders as of the declared dividend date.

C. As additional consideration SAGA will pay a Monthly Fee (the "Monthly Fee") to ENZC for Thirty Months (30) after closing, starting at Thirty Thousand Dollars ($30,000.00) per month for Six (6) months (the "Initial Period") . At the end of the Initial Period SAGA and ENZC will review the period to date expenditures and adjust the Monthly Fee based on the funds expended by ENZC for administering the distribution of the dividend of the Purchase Shares issued by SAGA to ENZC shareholders, for maintaining a current status on OTC Markets Quarterly and Year End Financial Reports using OTC Market Alternative Reporting Standards, payment of legal fees and cost associated with the implementation of a new business model by ENZC.

D. ENZC, its officers and directors will enter into a Non-Competition Confidentiality Agreement referenced in Exhibit 2.

THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties covenant and agree as follows:

1. DEFINITIONS

1.1 Definitions. The following terms have the following meanings, unless the context indicates otherwise:

(a) "**Agreement**" shall mean this Agreement, and all the exhibits, schedules and other documents attached to or referred to in this Agreement, and all amendments and supplements, if any, to this Agreement;

(b) "**Closing**" shall mean the completion of the Transaction, in accordance with Section 5 hereof and other sections regarding Closing, at which the Closing Documents shall be exchanged by the parties, except for those documents or other items specifically required to be exchanged at a later time;

(c) "**Closing Date**" shall mean a date mutually agreed upon by the parties hereto in writing and following the satisfaction or waiver by SAGA and ENZC of the conditions precedent set out in Sections 5.1 and 5.2 respectively;

(d) **"Closing Documents"** shall mean the papers, instruments and documents required to be executed and delivered at the Closing pursuant to this Agreement;

(e) **"Controlling Shareholder"** shall mean Enzolytics, Inc, and Subsidiary Shareholders owners of 45,000,000 shares of Common Stock of SAGA post Closing of the Transaction contemplated by this Agreement.

(f) **"Exchange Act"** shall mean the United States Securities Exchange Act of 1934, as amended;

(g) **"Liabilities"** shall include any direct or indirect indebtedness, guaranty, endorsement, claim, loss, damage, deficiency, cost, expense, obligation or responsibility, fixed or unfixed, known or unknown, asserted choate or inchoate, liquidated or unliquidated, secured or unsecured;

(h) **"ENZC Accounting Date"** shall mean December 31, 2022;

(i) **"ENZC Financial Statements"** shall mean the balance sheet of ENZC as of December 31, 2021 and December 31, 2022, together with related statements of income, cash flows, and changes in shareholder's equity for the fiscal years ended December 31, 2021 and December 31, 2022:

DZ

(j) **"Subsidiary Shareholders"** shall mean those members of the BGEN and VIRO management teams that elected to exchange their ENZC Series A preferred shares for common shares of BGEN (Charles Cotropia, Dr Gaurav Chandra and Dr. Joseph Cotropia) and VIRO (Zhabilov Trust or assignees - Diana Zhabilov and Harry Zhabilov):

(k) **"Purchase Shares"** shall mean the Forty-Five Million (45,000,000) shares of SAGA issued to ENZC and the Subsidiary Shareholders to purchase One Hundred Percent (100%) of the issued and outstanding shares of the two operating subsidiaries BGEN and VIRO:

(l) **"SEC"** shall mean the Securities and Exchange Commission;

(m) **"Securities Act"** shall mean the United States Securities Act of 1933, as amended; and

(n) **"Taxes"** shall include international, federal, state, provincial and local income taxes, capital gains tax, value-added taxes, franchise, personal property and real property taxes, levies, assessments, tariffs, duties (including any customs duty), business license or other fees, sales, use and any other taxes relating to the assets of the designated party or the business of the designated party for all periods up to and including the Closing Date, together with any related charge or amount, including interest, fines, penalties and additions to tax, if any, arising out of tax assessments.

1.2 Exhibits. The following schedules are attached to and form part of this Agreement:

Exhibit 1	–	Subsidiary Shareholders
Exhibit 2	–	Non-Competition Confidentiality Agreement
Exhibit 3	–	Certificate of U.S. Shareholders
Exhibit 4	–	Directors and Officers of SAGA
Exhibit 5	–	Directors and Officers of BGEN and VIRO
Exhibit 6	–	Employment and Consultant Agreements

Exhibit 7	–	Escrow Agreement
Exhibit 8	–	Debt Assumption and Debt Cancellation Agreements
Exhibit 9	–	Patent License Agreements Biogenysis and Zhabilov Trust

1.3 Currency. All references to currency referred to in this Agreement are in United States Dollars (US$), unless expressly stated otherwise.

2. THE OFFER, PURCHASE AND SALE OF SHARES

2.1 Offer, Purchase and Sale of Shares. Subject to the terms and conditions of this Agreement, the ENZC and the Subsidiary Shareholders hereby covenant and agree to sell, assign and transfer to SAGA and SAGA hereby covenants and agrees to purchase from the Subsidiary Shareholders all of the BGEN and VIRO Shares held by the Subsidiary Shareholders.

2.2 Consideration. As consideration for the sale of the BGEN and VIRO Shares by ENZC and the Subsidiary Shareholders to SAGA, SAGA shall allot and issue the SAGA Purchase Shares to ENZC and the Subsidiary Shareholders or his/her/its nominees in the amount set out opposite ENZC and the Subsidiary Shareholders name on Exhibit 1.

2.3 Restricted Securities. Consistent with the Certificate of U.S. Shareholder on Exhibit 3, which is signed by ENZC and the Subsidiary Shareholders, each acknowledges and agrees that the SAGA Purchase Shares are being issued pursuant to an exemption from the prospectus and registration requirements of the Securities Act. As required by applicable securities law, the Subsidiary Shareholders agree to abide by all applicable resale restrictions and holding periods imposed by all applicable securities legislation. All certificates representing the SAGA Shares issued on Closing will be endorsed with the following or a similar restricted legend:

> "NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS."

2.4 Fractional Shares. Notwithstanding any other provision of this Agreement, no certificate for fractional shares of the SAGA Shares will be issued in the Transaction. In lieu of any such fractional shares ENZC and the Subsidiary Shareholders would otherwise be entitled to receive upon surrender of certificates representing the BGEN and VIRO Shares purchased pursuant to this Agreement, ENZC and the Subsidiary Shareholders will be entitled to have such fraction rounded up to the nearest whole number of SAGA Purchase Shares and will receive from SAGA a stock certificate representing same.

2.5 Registration. Promptly following the Make-Whole calculation, but no later than ninety (90) calendar days from the calculation date, SAGA shall file a registration statement on Form S-1 (the "Registration Statement") with the SEC pursuant to the Securities Act of 1933, as amended

(the "Securities Act"), covering the SAGA Common Shares issued in the Transaction which will include any shares required to be issued as a result of the Make-Whole calculation (the "Registrable Shares"). SAGA shall use its commercially reasonable efforts to ensure that such Registration Statement is declared effective within one hundred eighty (180) calendar days of filing with the SEC.

2.6 Closing Date. The Closing shall take place, subject to the terms and conditions of this Agreement on the Closing Date, which presuming all other conditions precedent are met, shall occur as soon as practical following the acceptance by the State of Delaware of the SAGA Articles of Merger.

3. REPRESENTATIONS AND WARRANTIES OF ENZC AND THE SUBSIDIARY SHAREHOLDERS

ENZC, BGEN, VIRO and the Subsidiary Shareholders, jointly and severally, represent and warrant to SAGA, and acknowledge that SAGA is relying upon such representations and warranties, in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of SAGA, as follows:

3.1 Organization and Good Standing. ENZC, BGEN and VIRO are corporations duly organized, validly existing and in good standing under the laws of the Staes of Incorporation and has the requisite corporate power and authority to own, lease and to carry on its business as now being conducted. ENZC, BGEN and VIRO are duly qualified to do business and are in good standing as a corporation in each of the jurisdictions in which ENZC, BGEN and VIRO owns property, leases property, does business, or is otherwise required to do so, where the failure to be so qualified would have a material adverse effect on the business of ENZC, BGEN, and VIRO taken as a whole.

3.2 Authority. ENZC, BGEN and VIRO have all requisite corporate power and authority to execute and deliver this Agreement and any other document contemplated by this Agreement (collectively, the "**ENZC Documents**") to be signed by ENZC and to perform its obligations hereunder and to consummate the Transactions contemplated hereby. The execution and delivery of each of the ENZC Documents by ENZC and the consummation of the Transaction contemplated hereby have been duly authorized by ENZC's Shareholders. No other corporate or Shareholder proceedings on the part of ENZC is necessary to authorize such documents or to consummate the Transaction contemplated hereby. This Agreement has been, and the other ENZC Documents when executed and delivered by ENZC as contemplated by this Agreement will be duly executed and delivered by ENZC and this Agreement is, and the other ENZC Documents when executed and delivered by ENZC as contemplated hereby will be, valid and binding obligations of ENZC enforceable in accordance with their respective terms except:

(a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally;

(b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies; and

(c) as limited by public policy.

3.3 Capitalization of BGEN. The entire authorized capital stock and other equity securities of BGEN consists of 100,000 shares of Common Stock. All of the 44,287 currently issued and outstanding shares of Common Stock ("BGEN Shares") have been duly authorized, are validly issued, were

not issued in violation of any pre-emptive rights and are fully paid and non-assessable, are not subject to pre-emptive rights and were issued in full compliance with the laws of Texas. There are no outstanding options, warrants, subscriptions, conversion rights, or other rights, agreements, or commitments obligating BGEN to issue any additional BGEN Shares, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from BGEN any BGEN Shares. There are no agreements purporting to restrict the transfer of the BGEN Shares, no voting agreements, shareholders' agreements, voting trusts, or other arrangements restricting or affecting the voting of the BGEN Shares. The majority shareholders of BGEN have consented to the Transaction contemplated herein, including the Patent License Agreements with Biogenysis, Inc., attached hereto as part of EXHIBIT 9.

3.4 Capitalization of VIRO. The entire authorized capital stock and other equity securities of VIRO consists of 100,000 shares of Common Stock. All of the 44,287 currently issued and outstanding shares of Common Stock ("VIRO Shares") have been duly authorized, are validly issued, were not issued in violation of any pre-emptive rights and are fully paid and non-assessable, are not subject to pre-emptive rights and were issued in full compliance with the laws of Texas. There are no outstanding options, warrants, subscriptions, conversion rights, or other rights, agreements, or commitments obligating VIRO to issue any additional VIRO Shares, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from VIRO any VIRO Shares. There are no agreements purporting to restrict the transfer of the VIRO Shares, no voting agreements, shareholders' agreements, voting trusts, or other arrangements restricting or affecting the voting of the VIRO Shares. The majority shareholders of VIRO have consented to the Transaction contemplated herein, including the Patent License Agreements with Zhabilov Trust attached hereto as part of EXHIBIT 9. PZ

3.5 Subsidiary Shareholders. The Subsidiary Shareholders are and will be as of the Closing, in favor of the consummation of the Transaction. The Subsidiary Shareholders have due and sufficient right and authority to receive SAGA Shares on the terms and conditions herein set forth.

3.6 Directors and Officers of ENZC, BGEN and VIRO. The duly elected or appointed directors and the duly appointed officers of ENZC, BGEN and VIRO are as set out in Exhibit 4.

3.7 Corporate Records of ENZC, BGEN and VIRO. The corporate records of ENZC, BGEN and VIRO, as required to be maintained by it pursuant to all applicable laws, are accurate, complete and current in all material respects, and the minute book of ENZC, BGEN and VIRO is, in all material respects, correct and contains all records required by all applicable laws, as applicable, in regards to all proceedings, consents, actions and meetings of the shareholders and the board of directors of ENZC, BGEN and VIRO.

3.8 Non-Contravention. Neither the execution, delivery and performance of this Agreement, nor the consummation of the Transaction, will:

(a) conflict with, result in a violation of, cause a default under (with or without notice, lapse of time or both) or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in or the loss of any material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the material properties or assets of ENZC or any of its subsidiaries under any term, condition or provision of any loan or credit agreement, note, debenture, bond, mortgage, indenture, lease or other agreement, instrument, permit, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to ENZC or any of its subsidiaries, or any of their respective material property or assets;

(b) violate any provision of the organizational documents of ENZC, any of its subsidiaries or any applicable laws; or

(c) violate any order, writ, injunction, decree, statute, rule, or regulation of any court or governmental or regulatory authority applicable to ENZC, any of its subsidiaries or any of their respective material property or assets.

3.9 Actions and Proceedings. Except as previously disclosed to the parties and to the best knowledge of ENZC, BGEN and VIRO, there are no basis for and there is no action, suit, judgment, claim, demand or proceeding outstanding or pending, or threatened against or affecting ENZC, any of its subsidiaries or which involves any of the business, or the properties or assets of ENZC or any of its subsidiaries that, if adversely resolved or determined, would have a material adverse effect on the business, operations, assets, properties, prospects, or conditions of ENZC and its subsidiaries taken as a whole (a "ENZC Material Adverse Effect"). There is no reasonable basis for any claim or action that, based upon the likelihood of its being asserted and its success if asserted, would have such a ENZC Material Adverse Effect.

3.10 Compliance.

(a) To the best knowledge of ENZC, BGEN and VIRO, ENZC and its subsidiaries are in compliance with, are not in default or violation in any material respect under, and has not been charged with or received any notice at any time of any material violation of any statute, law, ordinance, regulation, rule, decree or other applicable regulation to the business or operations of ENZC and its subsidiaries; DZ

(b) Except as previously disclosed to the parties and to the best knowledge of ENZC, BGEN and VIRO, ENZC and its subsidiaries are not subject to any judgment, order or decree entered in any lawsuit or proceeding applicable to its business and operations that would constitute a ENZC Material Adverse Effect;

(c) ENZC, BGEN and VIRO has duly filed all reports and returns required to be filed by it with governmental authorities and has obtained all governmental permits and other governmental consents, except as may be required after the execution of this Agreement. All of such permits and consents are in full force and effect, and no proceedings for the suspension or cancellation of any of them, and no investigation relating to any of them, is pending or to the best knowledge of ENZC, BGEN and VIRO, threatened, and none of them will be adversely affected by the consummation of the Transaction; and

(d) ENZC, BGEN and VIRO has operated in material compliance with all laws, rules, statutes, ordinances, orders and regulations applicable to its business. ENZC and its subsidiaries have not received any notice of any violation thereof, nor is ENZC, BGEN and VIRO aware of any valid basis therefore.

3.11 Filings, Consents and Approvals. No filing or registration with, no notice to and no permit, authorization, consent, or approval of any public or governmental body or authority or other person or entity is necessary for the consummation by ENZC, BGEN and VIRO of the Transaction contemplated by this Agreement or to enable SAGA to continue to conduct ENZC's business after the Closing Date in a manner which is consistent with that in which the business is presently conducted.

3.12 Absence of Undisclosed Liabilities. Upon Closing, SAGA shall assume certain debt owed by ENZC, BGEN and VIRO as set forth in the Debt Assumption Agreement, and certain debts owed by ENZC, BGEN and VIRO as set forth in the Debt Cancellation Agreement attached hereto and incorporated herein as Exhibit 7, to the best knowledge of ENZC and its subsidiaries, ENZC, BGEN and VIRO has no material Liabilities or obligations either direct or indirect, matured or unmatured, absolute, contingent or otherwise that exceed $5,000, which:

(a) will not be set forth in the ENZC, BGEN and VIRO Financial Statements or have not heretofore been paid or discharged;

(b) did not arise in the regular and ordinary course of business under any agreement, contract, commitment, lease or plan specifically disclosed in writing to SAGA; or

(c) have not been incurred in amounts and pursuant to practices consistent with past business practice, in or as a result of the regular and ordinary course of its business since the date of the last ENZC, BGEN and VIRO Financial Statements

3.13 Tax Matters.

(a) As of the date hereof:

(i) ENZC, BGEN and VIRO has timely filed all tax returns in connection with any Taxes which are required to be filed on or prior to the date hereof, taking into account any extensions of the filing deadlines which have been validly granted to ENZC, BGEN and VIRO and

(ii) all such returns are true and correct in all material respects;

(b) ENZC, BGEN and VIRO has paid all Taxes that have become or are due with respect to any period ended on or prior to the date hereof, and has established an adequate reserve therefore on its balance sheets for those Taxes not yet due and payable, except for any Taxes the non-payment of which will not have a ENZC Material Adverse Effect;

(c) ENZC and its subsidiaries are not presently under or have received notice of any contemplated investigation or audit by regulatory or governmental agency of body or any foreign or state taxing authority concerning any fiscal year or period ended prior to the date hereof;

(d) all Taxes required to be withheld on or prior to the date hereof from employees for income Taxes, social security Taxes, unemployment Taxes and other similar withholding Taxes have been properly withheld and, if required on or prior to the date hereof, have been deposited with the appropriate governmental agency; and

(e) to the best knowledge of ENZC, BGEN and VIRO, the ENZC Financial Statements will contain full provision for all Taxes including any deferred Taxes that may be assessed to ENZC for the accounting period ended on the ENZC Accounting Date or for any prior period in respect of any transaction, event or omission occurring, or any profit earned, on or prior to the ENZC Accounting Date or for any profit earned by ENZC on or prior to the ENZC Accounting Date or for which ENZC is accountable up to such date and all contingent Liabilities for Taxes have been provided for or disclosed in the ENZC Financial Statements.

DZ

3.14 Absence of Changes. Other than as already disclosed to SAGA, since the ENZC Accounting Date, ENZC, BGEN and VIRO have not:

(a) incurred any Liabilities, other than Liabilities incurred in the ordinary course of business consistent with past practice, or discharged or satisfied any lien or encumbrance, or paid any Liabilities, other than in the ordinary course of business consistent with past practice, or failed to pay or discharge when due any Liabilities of which the failure to pay or discharge has caused or will cause any material damage or risk of material loss to it or any of its assets or properties;

(b) sold, encumbered, assigned or transferred any material fixed assets or properties except for ordinary course business Transaction consistent with past practice;

(c) created, incurred, assumed or guaranteed any indebtedness for money borrowed, or mortgaged, pledged or subjected any of the material assets or properties of ENZC or its subsidiaries to any mortgage, lien, pledge, security interest, conditional sales contract or other encumbrance of any nature whatsoever;

(d) made or suffered any amendment or termination of any material agreement, contract, commitment, lease or plan to which it is a party or by which it is bound, or cancelled, modified or waived any substantial debts or claims held by it or waived any rights of substantial value, other than in the ordinary course of business;

(e) declared, set aside or paid any dividend or made or agreed to make any other distribution or payment in respect of its capital shares or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or acquire any of its capital shares or equity securities;

(f) suffered any damage, destruction or loss, whether or not covered by insurance, that materially and adversely effects its business, operations, assets, properties or prospects;

(g) suffered any material adverse change in its business, operations, assets, properties, prospects or condition (financial or otherwise);

(h) received notice or had knowledge of any actual or threatened labour trouble, termination, resignation, strike or other occurrence, event or condition of any similar character which has had or might have an adverse effect on its business, operations, assets, properties or prospects;

(i) made commitments or agreements for capital expenditures or capital additions or betterments exceeding in the aggregate $50,000;

(j) other than in the ordinary course of business, increased the salaries or other compensation of, or made any advance (excluding advances for ordinary and necessary business expenses) or loan to, any of its employees or directors or made any increase in, or any addition to, other benefits to which any of its employees or directors may be entitled;

(k) entered into any transaction other than in the ordinary course of business consistent with past practice; or

(l) agreed, whether in writing or orally, to do any of the foregoing.

3.15 Absence of Certain Changes or Events. Since the ENZC Accounting Date, there will have not been:

(a) a ENZC Material Adverse Effect; or

(b) any material change by ENZC, BGEN and VIRO in its accounting methods, principles or practices.

3.16 Subsidiaries. ENZC, BGEN and VIRO does not have any subsidiaries or agreements of any nature to acquire any subsidiary or to acquire or lease any other business operations.

3.17 Certain Transactions. ENZC, BGEN and VIRO is not a guarantor or indemnitor of any indebtedness of any third party, including any person, firm or corporation.

3.18 Completeness of Disclosure. No representation or warranty by ENZC, BGEN and VIRO in this Agreement nor any certificate, schedule, statement, document or instrument furnished or to be furnished to SAGA pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make any statement herein or therein not materially misleading.

4. REPRESENTATIONS AND WARRANTIES OF SAGA

SAGA represents and warrants to ENZC, BGEN and VIRO and the Subsidiary Shareholders and acknowledges that ENZC, BGEN and VIRO and the Subsidiary Shareholders are relying upon such representations and warranties in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of ENZC, BGEN and VIRO or the Subsidiary Shareholders, as follows: DL

4.1 Organization and Good Standing. SAGA is duly incorporated, organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and to carry on its business as now being conducted. SAGA is qualified to do business and is in good standing as a foreign corporation in each of the jurisdictions in which it owns property, leases property, does business, or is otherwise required to do so, where the failure to be so qualified would have a material adverse effect on the businesses, operations, or financial condition of SAGA.

4.2 Authority. SAGA has all requisite corporate power and authority to execute and deliver this Agreement and any other document contemplated by this Agreement (collectively, the "SAGA Documents") to be signed by SAGA and to perform its obligations hereunder and to consummate the Transaction contemplated hereby. The execution and delivery of each of the SAGA Documents by SAGA and the consummation by SAGA of the Transaction contemplated hereby have been duly authorized by its board of directors and no other corporate or shareholder proceedings on the part of SAGA is necessary to authorize such documents or to consummate the Transaction contemplated hereby. This Agreement has been, and the other SAGA Documents when executed and delivered by SAGA as contemplated by this Agreement will be, duly executed and delivered by SAGA and this Agreement is, and the other SAGA Documents when executed and delivered by SAGA, as contemplated hereby will be, valid and binding obligations of SAGA enforceable in accordance with their respective terms, except:

(a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally;

(b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies; and

(c) as limited by public policy.

4.3 Capitalization. The entire authorized capital stock and other equity securities of SAGA consists of Class A shares: 1,062,222, Class B shares: 2,875,000,Units: 409,115 (share + warrant = 460,254 shares), Rights: 11,490,855 (= 1,436,357 shares) for a total common stock equivalent of 5,833,833 Common Shares. This assumes there are no further redemptions.

All of the issued and outstanding shares of SAGA Common Stock have been duly authorized, are validly issued, were not issued in violation of any pre-emptive rights and are fully paid and non-assessable, are not subject to pre-emptive rights and were issued in full compliance with all federal, state, and local laws, rules and regulations. Except as contemplated by this Agreement, there are no outstanding options, warrants, subscriptions, phantom shares, conversion rights, or other rights, agreements, or commitments obligating SAGA to issue any additional shares of SAGA Preferred Stock or SAGA Common Stock, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from SAGA any shares of SAGA Preferred Stock or SAGA Common Stock as of the date of this Agreement. There are no agreements purporting to restrict the transfer of the SAGA Common Stock, no voting agreements, voting trusts, or other arrangements restricting or affecting the voting of the SAGA Common Stock.

DZ

4.4 Directors and Officers of SAGA. The duly elected or appointed directors and the duly appointed officers of SAGA are as listed on Exhibit 5.

4.5 Corporate Records of SAGA. The corporate records of SAGA obtained from the State of Delaware include the original Articles of Incorporation and each Amendment thereto filed since inception, are accurate, complete and current in all material respects, and the minute book of SAGA is, in all material respects, correct and contains all material records in regard to all proceedings, consents, actions and meetings of the shareholders and the board of directors of SAGA.

4.6 Non-Contravention. Neither the execution, delivery and performance of this Agreement, nor the consummation of the Transaction, will:

(a) conflict with, result in a violation of, cause a default under (with or without notice, lapse of time or both) or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in or the loss of any material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the material properties or assets of SAGA under any term, condition or provision of any loan or credit agreement, note, debenture, bond, mortgage, indenture, lease or other agreement, instrument, permit, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to SAGA or any of its material property or assets;

(b) violate any provision of the applicable incorporation or charter documents of SAGA; or

(c) violate any order, writ, injunction, decree, statute, rule, or regulation of any court or governmental or regulatory authority applicable to SAGA or any of its material property or assets.

4.7 Validity of SAGA Common Stock Issuable or to be Transferred upon the Transaction. The SAGA Shares to be transferred to the Subsidiary Shareholders upon consummation of the Transaction in accordance with this Agreement have been duly and validly authorized and, when so transferred in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and non-assessable.

4.8 Actions and Proceedings. To the best knowledge of SAGA, there is no claim, charge, arbitration, grievance, action, suit, investigation or proceeding by or before any court, arbiter, administrative agency or other governmental authority now pending or, to the best knowledge of SAGA, threatened against SAGA which involves any of the business, or the properties or assets of SAGA that, if adversely resolved or determined, would have a material adverse effect on the business, operations, assets, properties, prospects or conditions of SAGA taken as a whole (a "SAGA Material Adverse Effect"). There is no reasonable basis for any claim or action that, based upon the likelihood of its being asserted and its success if asserted, would have such a SAGA Material Adverse Effect.

4.9 Compliance.

(a) To the best knowledge of SAGA, SAGA is in compliance with, is not in default or violation in any material respect under, and has not been charged with or received any notice at any time of any material violation of any statute, law, ordinance, regulation, rule, decree or other applicable regulation to the business or operations of SAGA; DZ

(b) To the best knowledge of SAGA, SAGA is not subject to any judgment, order or decree entered in any lawsuit or proceeding applicable to its business and operations that would constitute a SAGA Material Adverse Effect;

(c) SAGA has duly filed all reports and returns required to be filed by it with governmental authorities and has obtained all governmental permits and other governmental consents, except as may be required after the execution of this Agreement. All of such permits and consents are in full force and effect, and no proceedings for the suspension or cancellation of any of them, and no investigation relating to any of them, is pending or to the best knowledge of SAGA, threatened, and none of them will be affected in a material adverse manner by the consummation of the Transaction; and

(d) SAGA has operated in material compliance with all laws, rules, statutes, ordinances, orders and regulations applicable to its business. SAGA has not received any notice of any violation thereof, nor is SAGA aware of any valid basis therefore.

4.10 Filings, Consents and Approvals. No filing or registration with, no notice to and no permit, authorization, consent, or approval of any public or governmental body or authority or other person or entity is necessary for the consummation by SAGA of the Transaction contemplated by this Agreement to continue to conduct its business after the Closing Date in a manner which is consistent with that in which it is presently conducted.

4.11 Absence of Undisclosed Liabilities. SAGA has no material Liabilities or obligations either direct or indirect, matured or unmatured, absolute, contingent or otherwise, which:

(a) did not arise in the regular and ordinary course of business under any agreement, contract, commitment, lease or plan specifically disclosed in writing to ENZC, BGEN and VIRO; or

(b) have not been incurred in amounts and pursuant to practices consistent with past business practice, in or as a result of the regular and ordinary course of its business.

4.12 Tax Matters.

(a) As of the date hereof:

(i) SAGA has timely filed all tax returns in connection with any Taxes which are required to be filed on or prior to the date hereof, taking into account any extensions of the filing deadlines which have been validly granted to them, and

(ii) all such returns are true and correct in all material respects;

(b) SAGA has paid all Taxes that have become or are due with respect to any period ended on or prior to the date hereof;

(c) SAGA is not presently under and has not received notice of, any contemplated investigation or audit by the Internal Revenue Service or any foreign or state taxing authority concerning any fiscal year or period ended prior to the date hereof; and

(d) All Taxes required to be withheld on or prior to the date hereof from employees for income Taxes, social security Taxes, unemployment Taxes and other similar withholding Taxes have been properly withheld and, if required on or prior to the date hereof, have been deposited with the appropriate governmental agency. DZ

4.13 Absence of Changes. Except as contemplated in this Agreement SAGA has not:

(a) incurred any Liabilities, other than Liabilities incurred in the ordinary course of business consistent with past practice, or discharged or satisfied any lien or encumbrance, or paid any Liabilities, other than in the ordinary course of business consistent with past practice, or failed to pay or discharge when due any Liabilities of which the failure to pay or discharge has caused or will cause any material damage or risk of material loss to it or any of its assets or properties;

(b) sold, encumbered, assigned or transferred any material fixed assets or properties;

(c) created, incurred, assumed or guaranteed any indebtedness for money borrowed, or mortgaged, pledged or subjected any of the material assets or properties of SAGA to any mortgage, lien, pledge, security interest, conditional sales contract or other encumbrance of any nature whatsoever;

(d) made or suffered any amendment or termination of any material agreement, contract, commitment, lease or plan to which it is a party or by which it is bound, or cancelled, modified or waived any substantial debts or claims held by it or waived any rights of substantial value, other than in the ordinary course of business;

(e) declared, set aside or paid any dividend or made or agreed to make any other distribution or payment in respect of its capital shares or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or acquire any of its capital shares or equity securities;

(f) suffered any damage, destruction or loss, whether or not covered by insurance, that materially and adversely effects its business, operations, assets, properties or prospects;

(g) suffered any material adverse change in its business, operations, assets, properties, prospects or condition (financial or otherwise);

(h) received notice or had knowledge of any actual or threatened labor trouble, termination, resignation, strike or other occurrence, event or condition of any similar character which has had or might have an adverse effect on its business, operations, assets, properties or prospects;

(i) made commitments or agreements for capital expenditures or capital additions or betterments exceeding in the aggregate $5,000;

(j) other than in the ordinary course of business, increased the salaries or other compensation of, or made any advance (excluding advances for ordinary and necessary business expenses) or loan to, any of its employees or directors or made any increase in, or any addition to, other benefits to which any of its employees or directors may be entitled;

(k) entered into any transaction other than in the ordinary course of business consistent with past practice; or

(l) agreed, whether in writing or orally, to do any of the foregoing. DL

4.14 Absence of Certain Changes or Events. Except for previously disclosed Changes and Events, there have not been:

(a) a SAGA Material Adverse Effect; or

(b) any material change by SAGA in its accounting methods, principles or practices.

4.15 Subsidiaries. SAGA does not have any subsidiaries or agreements of any nature to acquire any subsidiary or to acquire or lease any other business operations.

4.16 Personal Property. There are no material equipment, furniture, fixtures and other tangible personal property and assets owned or leased by SAGA.

4.17 Control Block Transfer. The Parties hereto agree that the Forty Five Million Purchase Shares represent a change in control of SAGA and the shares are being distributed to the Subsidary Shareholders as disclosed in Exhibit 1.

4.18 Material Contracts and Transactions. Other than as expressly contemplated by this Agreement, there are no material contracts, agreements, licenses, permits, arrangements, commitments, instruments, understandings or contracts, whether written or oral, express or implied, contingent, fixed or otherwise, to which SAGA is a party except as disclosed in writing to ENZC, BGEN and VIRO.

4.19 No Brokers. SAGA has not incurred any obligation or liability to any party for any brokerage fees, agent's commissions, or finder's fees in connection with the Transaction contemplated by this Agreement.

4.20 Completeness of Disclosure. No representation or warranty by SAGA in this Agreement nor any certificate, schedule, statement, document or instrument furnished or to be furnished to ENZC, BGEN and VIRO pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make any statement herein or therein not materially misleading.

5. CLOSING CONDITIONS

5.1 Conditions Precedent to Closing by SAGA. The obligation of SAGA to consummate the Transaction is subject to the satisfaction or written waiver of the conditions set forth below by a date mutually agreed upon by the parties hereto in writing and in accordance with Section 6.12. The Closing of the Transaction contemplated by this Agreement will be deemed to mean a waiver of all conditions to Closing. These conditions precedent are for the benefit of SAGA and may be waived by SAGA in its sole discretion.

(a) Representations and Warranties. The representations and warranties of ENZC, BGEN and VIRO and the Subsidiary shareholders as set forth in this Agreement shall be true, correct and complete in all respects as of the Closing Date, as though made on and as of the Closing Date and ENZC, BGEN and VIRO shall have delivered to SAGA a certificate dated as of the Closing Date, to the effect that the representations and warranties made by ENZC, BGEN and VIRO in this Agreement are true and correct.

(b) Performance. All of the covenants and obligations that ENZC, BGEN and VIRO and the Subsidiary Shareholders are required to perform or to comply with pursuant to this Agreement at or prior to the Closing shall have been performed and complied with in all material respects. DZ

(c) Transaction Documents. This Agreement, the ENZC Documents, the ENZC Financial Statements and all other documents necessary or reasonably required to consummate the Transaction, all in form and substance reasonably satisfactory to SAGA, shall have been executed and delivered to SAGA.

(d) No Material Adverse Change. No ENZC Material Adverse Effect will have occurred since the date of this Agreement.

(e) No Action. No suit, action, or proceeding will be pending or threatened which would:

(i) prevent the consummation of any of the transactions contemplated by this Agreement; or

(ii) cause the Transaction to be rescinded following consummation.

(f) Due Diligence Generally. SAGA and its counsel shall be reasonably satisfied with their due diligence investigation of ENZC, BGEN and VIRO that is reasonable and customary in a transaction of a similar nature to that contemplated by the Transaction.

5.2 Conditions Precedent to Closing by ENZC, BGEN and VIRO. The obligation of ENZC, BGEN and VIRO and the Subsidiary Shareholders to consummate the Transaction is subject to the satisfaction or written waiver of the conditions set forth below by a date mutually agreed upon by the parties hereto in writing and in accordance with Section 6.12. The Closing of the Transaction will be deemed to mean a waiver of all conditions to Closing. These conditions

precedent are for the benefit of ENZC, BGEN and VIRO and the Subsidiary Shareholders and may be waived by ENZC, BGEN and VIRO and the Subsidiary Shareholders in their discretion.

(a) Representations and Warranties. The representations and warranties of SAGA set forth in this Agreement shall be true, correct and complete in all respects as of the Closing Date, as though made on and as of the Closing Date and SAGA will have delivered to ENZC a certificate dated the Closing Date, to the effect that the representations and warranties made by SAGA in this Agreement are true and correct.

(b) Performance. All of the covenants and obligations that SAGA are required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been performed and complied with in all material respects. SAGA must have delivered each of the documents required to be delivered by it pursuant to this Agreement.

(c) Transaction Documents. This Agreement, the SAGA Documents and all other documents necessary or reasonably required to consummate the Transaction, all in form and substance reasonably satisfactory to ENZC, will have been executed and delivered by SAGA.

(d) Other than filing fees owed to the State of Delaware, which ENZC, BGEN and VIRO and the subsidiary Shareholders acknowledge will later need to be paid prior to SAGA undertaking any future FINRA corporate action, there shall not be any outstanding obligation or liability (whether accrued, absolute, contingent, liquidated or otherwise, whether due or to become due) of SAGA, whether or not known to SAGA, as of the Closing. DZ

(e) No Material Adverse Change. No SAGA Material Adverse Effect will have occurred since the date of this Agreement.

(f) No Action. No suit, action, or proceeding will be pending or threatened before any governmental or regulatory authority wherein an unfavorable judgment, order, decree, stipulation, injunction or charge would:

   (i) prevent the consummation of any of the transactions contemplated by this Agreement; or

   (ii) cause the Transaction to be rescinded following consummation.

(g) Due Diligence. ENZC, BGEN and VIRO and the Subsidiary Shareholders shall have completed their legal, accounting and business due diligence of SAGA and the results thereof shall be satisfactory to the ENZC, BGEN and VIRO and the Subsidiary Shareholders in their sole and absolute discretion.

6. ADDITIONAL COVENANTS OF THE PARTIES

6.1 Notification of Financial Liabilities. ENZC and SAGA will immediately notify the other in accordance with Section 6.12 hereof, if either party receives any advice or notification from its independent certified public accounts that the other party has used any improper accounting practice that would have the effect of not reflecting or incorrectly reflecting in the books, records, and accounts of such party, any properties, assets, Liabilities, revenues, or expenses. Notwithstanding any statement to the contrary in this Agreement, this covenant will survive Closing and continue in full force and effect.

6.2 Access and Investigation. Between the date of this Agreement and the Closing Date, ENZC, BGEN and VIRO, on the one hand, and SAGA, on the other hand, will cause each of their respective representatives to:

(a) afford the other and its representatives full and free access to its personnel, properties, assets, contracts, books and records, and other documents and data;

(b) furnish the other and its representatives with copies of all such contracts, books and records, and other existing documents and data as required by this Agreement and as the other may otherwise reasonably request; and

(c) furnish the other and its representatives with such additional financial, operating, and other data and information as the other may reasonably request.

All of such access, investigation and communication by a party and its representatives will be conducted during normal business hours and in a manner designed not to interfere unduly with the normal business operations of the other party. Each party will instruct its auditors to co-operate with the other party and its representatives in connection with such investigations.

6.3 Confidentiality. All information regarding the business of ENZC, BGEN and VIRO including, without limitation, financial information that ENZC, BGEN and VIRO provides to SAGA during SAGA's due diligence investigation of ENZC, BGEN and VIRO will be kept in strict confidence by SAGA and will not be used (except in connection with due diligence), dealt with, exploited or commercialized by SAGA or disclosed to any third party (other than SAGA's professional accounting and legal advisors) without the prior written consent of ENZC, BGEN and VIRO. If the Transaction contemplated by this Agreement does not proceed for any reason, then upon receipt of a written request from ENZC, BGEN and VIRO, SAGA will immediately return to ENZC, BGEN and VIRO (or as directed by ENZC, BGEN and VIRO) any information received regarding ENZC, BGEN and VIRO's business. Likewise, all information regarding the business of SAGA including, without limitation, financial information that SAGA provides to ENZC, BGEN and VIRO during its due diligence investigation of SAGA will be kept in strict confidence by ENZC, BGEN and VIRO and will not be used (except in connection with due diligence), dealt with, exploited or commercialized by , BGEN and VIRO or disclosed to any third party (other than ENZC's professional accounting and legal advisors) without SAGA's prior written consent. If the Transaction contemplated by this Agreement does not proceed for any reason, then upon receipt of a written request from SAGA, ENZC, BGEN and VIRO will immediately return to SAGA (or as directed by SAGA) any information received regarding SAGA's business. DL

6.4 Notification. Between the date of this Agreement and the Closing Date, each of the parties to this Agreement will promptly notify the other parties in writing if it becomes aware of any fact or condition that causes or constitutes a material breach of any of its representations and warranties as of the date of this Agreement, if it becomes aware of the occurrence after the date of this Agreement of any fact or condition that would cause or constitute a material breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. Should any such fact or condition require any change in the Schedules relating to such party, such party will promptly deliver to the other parties a supplement to the Schedules specifying such change. During the same period, each party will promptly notify the other parties of the occurrence of any material breach of any of its covenants in this Agreement or of the occurrence of any event that may make the satisfaction of such conditions impossible or unlikely.

6.5 Exclusivity. Until such time, if any, as this Agreement is terminated pursuant to this Agreement, ENZC, BGEN and VIRO and SAGA will not, directly or indirectly, solicit, initiate, entertain or accept any inquiries or proposals from, discuss or negotiate with, provide any non-public information to, or consider the merits of any unsolicited inquiries or proposals from, any person or entity relating to any transaction involving the sale of the business or assets (other than in the ordinary course of business), or any of the capital stock of ENZC, BGEN and VIRO or SAGA, as applicable, or any merger, consolidation, business combination, or similar transaction other than as contemplated by this Agreement.

6.6 Conduct of ENZC, BGEN and VIRO and SAGA Business Prior to Closing. From the date of this Agreement to the Closing Date, and except to the extent that SAGA otherwise consents in writing, ENZC will operate its business substantially as presently operated and only in the ordinary course and in compliance with all applicable laws, and use its best efforts to preserve intact its good reputation and present business organization and to preserve its relationships with persons having business dealings with it. Likewise, from the date of this Agreement to the Closing Date, and except to the extent that ENZC, BGEN and VIRO otherwise consents in writing, SAGA will operate its business substantially as presently operated and only in the ordinary course and in compliance with all applicable laws, and use its best efforts to preserve intact its good reputation and present business organization and to preserve its relationships with persons having business dealings with it. DL

6.7 Certain Acts Prohibited – ENZC, BGEN and VIRO. Except as expressly contemplated by this Agreement or for purposes in furtherance of this Agreement, between the date of this Agreement and the Closing Date, ENZC, BGEN and VIRO will not, without the prior written consent of SAGA:

(a) amend its Articles of Incorporation or other formation documents;

(b) incur any liability or obligation other than in the ordinary course of business or encumber or permit the encumbrance of any properties or assets of ENZC, BGEN and VIRO except in the ordinary course of business;

(c) dispose of or contract to dispose of any ENZC, BGEN and VIRO property or assets, including the Intellectual Property Assets, except in the ordinary course of business consistent with past practice;

(d) issue, deliver, sell, pledge or otherwise encumber or subject to any lien any ENZC, BGEN and VIRO Shares, or any rights, warrants or options to acquire, any such Units;

6.8 Certain Acts Prohibited - SAGA. Except as expressly contemplated by this Agreement, between the date of this Agreement and the Closing Date, SAGA will not, without the prior written consent of ENZC, BGEN and VIRO:

(a) incur any liability or obligation or encumber or permit the encumbrance of any properties or assets of SAGA except in the ordinary course of business consistent with past practice;

(b) dispose of or contract to dispose of any SAGA property or assets except in the ordinary course of business consistent with past practice;

(c) declare, set aside or pay any dividends on, or make any other distributions in respect of the SAGA Common Stock; or

(d) materially increase benefits or compensation expenses of SAGA, increase the cash compensation of any director, executive officer or other key employee or pay any benefit or amount to any such person.

6.9 Public Announcements. SAGA and ENZC, BGEN and VIRO each agree that they will not release or issue any reports or statements or make any public announcements relating to this Agreement or the Transaction contemplated herein without the prior written consent of the other party, except as may be required upon written advice of counsel to comply with applicable laws or regulatory requirements after consulting with the other party hereto and seeking their reasonable consent to such announcement.

6.10 SAGA Directors and Officers. The respective officer and director positions for SAGA are set forth on Exhibit 4.

6.11 Closing. The Closing shall take place virtually, by the exchange of executed documents via email, on the Closing Date or at such other location as agreed to by the parties. Notwithstanding the location of the Closing, each party agrees that the Closing may be completed by the exchange of undertakings between the respective legal counsel for ENZC, BGEN and VIRO and SAGA, provided such undertakings are satisfactory to each party's respective legal counsel.

6.12 Closing Deliveries of ENZC, BGEN and VIRO and the Subsidiary Shareholders. At Closing, ENZC, BGEN and VIRO and the Subsidiary Shareholders will deliver or cause to be delivered the following, fully executed and in the form and substance reasonably satisfactory to SAGA: DL

(a) copies of all resolutions and/or consent actions adopted by or on behalf of the board of directors of ENZC, BGEN and VIRO evidencing approval of this Agreement and the Transaction;

(b) if any of the Subsidiary Shareholders appoint any person, by power of attorney or equivalent, to execute this Agreement or any other agreement, document, instrument or certificate contemplated by this agreement, on behalf of the Subsidiary Shareholders, a valid and binding power of attorney or equivalent from such Subsidiary Shareholders;

(c) share certificates, if issued, representing the Subsidiary Common Shares;

(d) all certificates and other documents required by Section 5.1 of this Agreement;

(e) the ENZC Documents and any other necessary documents, each duly executed by ENZC, BGEN and VIRO, as required to give effect to the Transaction; and

(f) copies of all agreements and arrangements required by Section 6.11 of this Agreement.

6.13 Closing Deliveries of SAGA. At Closing, SAGA will deliver or cause to be delivered the following, fully executed and in the form and substance reasonably satisfactory to ENZC, BGEN and VIRO:

(a) copies of all resolutions and/or consent actions adopted by or on behalf of the board of directors of SAGA evidencing approval of this Agreement and the Transaction;

(b) all certificates and other documents required by Section 5.2 of this Agreement;

(c) all certificates, stock powers, and other documents required for the cancellation or consolidation of a sufficient amount of SAGA common shares to comply with Section 5.2(h) herein;

(d) resolutions and resignations required to effect the changes in directors and officers stipulated by Section 6.10 of this Agreement;

(e) the SAGA Documents and any other necessary documents, each duly executed by SAGA, as required to give effect to the Transaction;

(f) Certified copies for all Articles and Amendments for SAGA filed in Delaware, which shall include copies of all Delaware Articles and Amendments filed in Delaware since inception; and

6.14 Delivery of Financial Statements. Prior to the Closing Date, ENZC shall have delivered to SAGA the Audited ENZC Financial Statements, for the fiscal years ended December 31, 2021 and December 31, 2022.

6.15 Additional Closing Delivery of SAGA. At Closing, SAGA shall deliver or cause to be delivered to ENZC and the Subsidiary Shareholders the share certificates representing the SAGA Shares, or Shareholder Reports showing such shares issued in Book Entry Form.

7. TERMINATION

7.1 Termination. This Agreement may be terminated at any time prior to the Closing Date contemplated hereby by:

(a) mutual agreement of SAGA and ENZC, BGEN and VIRO;

(b) SAGA, if there has been a material breach by ENZC or any of the Subsidiary Shareholders of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of ENZC, BGEN and VIRO or the Subsidiary Shareholders that is not cured, to the reasonable satisfaction of SAGA, within ten business days after notice of such breach is given by SAGA (except that no cure period will be provided for a breach by ENZC, BGEN and VIRO or the Subsidiary Shareholders that by its nature cannot be cured);

(c) ENZC, BGEN and VIRO, if there has been a material breach by SAGA of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of SAGA that is not cured by the breaching party, to the reasonable satisfaction of ENZC, BGEN and VIRO, within ten business days after notice of such breach is given by ENZC, BGEN and VIRO (except that no cure period will be provided for a breach by SAGA that by its nature cannot be cured);

(d) SAGA or ENZC, BGEN and VIRO, if the Transaction is not closed by December 31, 2023, unless the parties hereto agree to extend such date in writing; or

(e) SAGA or ENZC, BGEN and VIRO if any permanent injunction or other order of a governmental entity of competent authority preventing the consummation of the Transaction contemplated by this Agreement has become final and non-appealable.

7.2 Effect of Termination. In the event of the termination of this Agreement as provided in Section 8.1, this Agreement will be of no further force or effect, provided, however, that no termination of this Agreement will relieve any party of liability for any breaches of this Agreement that are based on a wrongful refusal or failure to perform any obligations.

8. INDEMNIFICATION, REMEDIES, SURVIVAL

8.1 Certain Definitions. For the purposes of this Section 8, the terms "**Loss**" and "**Losses**" mean any and all demands, claims, actions or causes of action, assessments, losses, damages, Liabilities, costs, and expenses, including without limitation, interest, penalties, fines and reasonable attorneys, accountants and other professional fees and expenses, but excluding any indirect, consequential or punitive damages suffered by SAGA or ENZC including damages for lost profits or lost business opportunities.

8.2 Agreement of ENZC to Indemnify. ENZC, BGEN and VIRO will indemnify, defend, and hold harmless, to the full extent of the law, SAGA and its shareholders from, against, and in respect of any and all Losses asserted against, relating to, imposed upon, or incurred by SAGA and its shareholders by reason of, resulting from, based upon or arising out of:

(a) the breach by ENZC, BGEN and VIRO of any representation or warranty of ENZC contained in or made pursuant to this Agreement, any ENZC Document or any certificate or other instrument delivered pursuant to this Agreement; or

(b) the breach or partial breach by ENZC, BGEN and VIRO of any covenant or agreement of ENZC, BGEN and VIRO made in or pursuant to this Agreement, any ENZC Document or any certificate or other instrument delivered pursuant to this Agreement. DZ

(c) any misstatement, misrepresentation or breach of the representations and warranties made by the ENZC, BGEN and VIRO contained in or made pursuant to the Certificate executed by the ENZC, BGEN and VIRO or its nominee as part of the share exchange procedure of this Agreement.

8.3 Agreement of SAGA to Indemnify. SAGA will indemnify, defend, and hold harmless, to the full extent of the law, ENZC, BGEN and VIRO and the Subsidiary Shareholders from, against, for, and in respect of any and all Losses asserted against, relating to, imposed upon, or incurred by ENZC, BGEN and VIRO and the Subsidiary by reason of, resulting from, based upon or arising out of:

(a) the breach by SAGA of any representation or warranty of SAGA contained in or made pursuant to this Agreement, any SAGA Document or any certificate or other instrument delivered pursuant to this Agreement; or

(b) the breach or partial breach by SAGA of any covenant or agreement of SAGA made in or pursuant to this Agreement, any SAGA Document or any certificate or other instrument delivered pursuant to this Agreement.

9. MISCELLANEOUS PROVISIONS

9.1 Effectiveness of Representations; Survival. Each party is entitled to rely on the representations, warranties and agreements of each of the other parties and all such representation, warranties and agreement will be effective regardless of any investigation that any party has undertaken or failed

to undertake. Unless otherwise stated in this Agreement, and except for instances of fraud, the representations, warranties and agreements will survive the Closing Date and continue in full force and effect until one (1) year after the Closing Date.

9.2 Further Assurances. Each of the parties hereto will co-operate with the others and execute and deliver to the other parties hereto such other instruments and documents and take such other actions as may be reasonably requested from time to time by any other party hereto as necessary to carry out, evidence, and confirm the intended purposes of this Agreement.

9.3 Amendment. This Agreement may not be amended except by an instrument in writing signed by each of the parties.

9.4 Expenses. SAGA will bear all pre-Closing Date costs incurred in connection with filing any necessary filings in Delaware, and the preparation, execution and performance of this Agreement and the Transaction contemplated hereby, all fees and expenses of agents, representatives and accountants; provided that SAGA and ENZC, BGEN and VIRO will bear its respective accounting and auditing costs incurred in connection with the preparation, execution and performance of this Agreement and the Transaction contemplated hereby.

9.5 Entire Agreement. This Agreement, the schedules attached hereto and the other documents in connection with this transaction contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior arrangements and understandings, both written and oral, expressed or implied, with respect thereto. Any preceding correspondence or offers are expressly superseded and terminated by this Agreement. DZ

9.6 Notices. All notices and other communications required or permitted under to this Agreement must be in writing and will be deemed given if sent by personal delivery, faxed with electronic confirmation of delivery, internationally-recognized express courier or registered or certified mail (return receipt requested), postage prepaid, to the parties at the addresses (or at such other address for a party as will be specified by like notice) on the first page of this Agreement.

All such notices and other communications will be deemed to have been received:

(a) in the case of personal delivery, on the date of such delivery;

(b) in the case of a fax, when the party sending such fax has received electronic confirmation of its delivery;

(c) in the case of delivery by internationally-recognized express courier, on the business day following dispatch; and

(d) in the case of mailing, on the fifth business day following mailing.

9.7 Headings. The headings contained in this Agreement are for convenience purposes only and will not affect in any way the meaning or interpretation of this Agreement.

9.8 Benefits. This Agreement is and will only be construed as for the benefit of or enforceable by those persons party to this Agreement.

9.9 Assignment. This Agreement may not be assigned (except by operation of law) by any party without the consent of the other parties.

9.10 Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed therein.

9.11 Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

9.12 Gender. All references to any party will be read with such changes in number and gender as the context or reference requires.

9.13 Business Days. If the last or appointed day for the taking of any action required or the expiration of any rights granted herein shall be a Saturday, Sunday or a legal holiday in the State of New York, then such action may be taken or right may be exercised on the next succeeding day which is not a Saturday, Sunday or such a legal holiday.

9.14 Counterparts. This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

9.15 Fax Execution. This Agreement may be executed by delivery of executed signature pages by fax or email and such fax or email execution will be effective for all purposes. DL

9.16 Schedules and Exhibits. The schedules and exhibits are attached to this Agreement and incorporated herein.

[REMAINDER INTENTIONALLY BLANK. SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

SAGALIAM ACQUISITION CORP.

By: ______________________
Authorized Signatory
Name: Barry Kostiner
Title: Chief Executive Officer and Chairman of the Board

ENZOLYTICS, INC.

By: ______________________
Authorized Signatory
Name: Charles Cotropia
Title: Chief Executive Officer and Chairman of the Board

BIOGENYSIS, INC.

By: ______________________
Authorized Signatory
Name: Dr. Gaurav Chandra
Title: CEO

VIROGENTICS, INC.

By: ______________________
Authorized Signatory
Name: Diana Zhabilov
Title: CEO

BIOGENYSIS, INC. SHAREHOLDERS

Enzolytics, Inc.

By: ______________________
Authorized Signatory
Name: Charles Cotropia
Title: Chief Executive Officer and Chairman of the Board

Charles Cotropia

Dr. Gaurav Chandra

Dr. Joseph Cotropia

VIROGENTICS INC. SHAREHOLDERS

Enzolytics, Inc.

By: ____________________________
Authorized Signatory
Name: Charles Cotropia
Title: Chief Executive Officer and Director

Zhabilov Trust

By: ____________________________
Authorized Signatory
Name: Diana Zhabilov, Trustee

EXHIBIT 1

TO THE BUSINESS COMBINATION AGREEMENT AMONG SAGALIAM ACQUISTION CORP. BIOGENYSIS, INC., VIROGENTICS, INC., AND THE SUBSIDIARY SHAREHOLERS

THE SUBSIDIARY SHAREHOLERS

SUBSIDIARY SHAREHOLDERS SHALL RECEIVE THE FOLLOWING SHARES OF SAGA UPON CLOSING

Enzolytics, Inc	36,000,000
Zhabilov Trust	2,250,000
Charles Cotropia	2,250,000
Dr. Gaurav Chandra	2,250,000
Dr. Joseph Cotropia	2,250,000
Total	45,000,000

Exhibit 2

TO THE BUSINESS COMBINATION AGREEMENT AMONG SAGALIAM ACQUISTION CORP. BIOGENYSIS, INC., VIROGENTICS, INC., AND THE SUBSIDIARY SHAREHOLERS

Non-Competition and Confidentiality Agreement

The Non-Competition and Confidentiality Agreement terms adopted by the Parties and applicable to this Combination Agreement are set forth in the Subsidiary Shareholder Employment Agreements (Exhibit 6 hereto).

Exhibit 3

TO THE BUSINESS COMBINATION AGREEMENT AMONG SAGALIAM ACQUISTION CORP. BIOGENYSIS, INC., VIROGENTICS, INC., AND THE SUBSIDIARY SHAREHOLERS

CERTIFICATE OF U.S. SHAREHOLDER

In connection with the issuance or transfer of common stock (hereinafter "SAGA Common Stock) of Sagaliam Acquisition Corp, a company incorporated pursuant to the laws of the State of Delaware ("SAGA"), to the undersigned, pursuant to that certain BUSINESS COMBINATION AGREEMENT dated September 15, 2023 (the "Agreement"), among Sagaliam Acquisition Corp, a Delaware publicly traded corporation listed on NASDAQ Markets, (SAGA"), ENZOLYTICS, INC., a Delaware publicly traded corporation listed on OTC Markets, ("ENZC"), Biogenysis, Inc. and Virogentics, Inc., and those Subsidiary Shareholders as set out in the Agreement ("Subsidiary Shareholders"), the undersigned hereby agrees, acknowledges, represents and warrants that:

1. <u>Acquired Entirely for Own Account</u>.

The undersigned represents and warrants that he, she or it is acquiring the SAGA Common Stock solely for the undersigned's own account for investment and not with a view to or for sale or distribution of the SAGA Common Stock or any portion thereof and without any present intention of selling, offering to sell or otherwise disposing of or distributing the SAGA Common Stock or any portion thereof in any transaction other than a transaction complying with the registration requirements of the U.S. Securities Act of 1933, as amended (the "Securities Act"), and applicable state and provincial securities laws, or pursuant to an exemption therefrom. The undersigned also represents that the entire legal and beneficial interest of the SAGA Common Stock that he, she or it is acquiring is being acquired for, and will be held for, the undersigned's account only, and neither in whole nor in part for any other person or entity.

2. <u>Information Concerning SAGA</u>.

The undersigned acknowledges that he, she or it has received all such information as the undersigned deems necessary and appropriate to enable him, her or it to evaluate the financial risk inherent in making an investment in the SAGA Common Stock. The undersigned further acknowledges that he, she or it has received satisfactory and complete information concerning the business and financial condition of SAGA in response to all inquiries in respect thereof.

3. <u>Economic Risk and Suitability</u>.

The undersigned represents and warrants as follows:

(a) the undersigned realizes that the SAGA Common Stock involves a high degree of risk and are a speculative investment, and that he, she or it is able, without impairing the undersigned's financial condition, to hold the SAGA Common Stock for an indefinite period of time;

(b) the undersigned recognizes that there is no assurance of future profitable operations and that investment in SAGA involves substantial risks, and that the undersigned has taken full cognizance of and understands all of the risk factors related to the SAGA Common Stock;

(c) the undersigned has carefully considered and has, to the extent the undersigned believes such discussion necessary, discussed with the undersigned's professional legal, tax and financial advisors the suitability of an investment in SAGA for the particular tax and financial situation of the undersigned and that the undersigned and/or the undersigned's advisors have determined that the SAGA Common Stock is a suitable investment for the undersigned;

(d) the financial condition and investment of the undersigned are such that he, she or it is in a financial position to hold the SAGA Common Stock for an indefinite period of time and to bear the economic risk of, and withstand a complete loss of, the value of the SAGA Common Stock;

(e) the undersigned alone, or with the assistance of professional advisors, has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of acquiring the SAGA Common Stock, or has a pre-existing personal or business relationship with SAGA or any of its officers, directors, or controlling persons of a duration and nature that enables the undersigned to be aware of the character, business acumen and general business and financial circumstances of SAGA or such other person;

(f) if the undersigned is a partnership, trust, corporation or other entity: (1) it was not organized for the purpose of acquiring the SAGA Common Stock (or all of its equity owners are "accredited investors" as defined in Section 6 below); (2) it has the power and authority to execute this Certificate and the person executing said document on its behalf has the necessary power to do so; (3) its principal place of business and principal office are located within the state set forth in its address below; and (4) all of its trustees, partners and/or shareholders, whichever the case may be, are bona fide residents of said state;

(g) the undersigned understands that neither SAGA nor any of its officers or directors has any obligation to register the SAGA Common Stock under any federal or other applicable securities act or law;

(h) the undersigned has relied solely upon the advice of his or her representatives, if any, and independent investigations made by the undersigned and/or his or her the undersigned representatives, if any, in making the decision to acquire the SAGA Common Stock and acknowledges that no representations or agreements other than those set forth in the BUSINESS COMBINATION AGREEMENT have been made to the undersigned in respect thereto;

(i) all information which the undersigned has provided concerning the undersigned himself, herself or itself is correct and complete as of the date set forth below, and if there should be any material change in such information prior to the issuance of the SAGA Common Stock, he, she or it will immediately provide such information to SAGA;

(j) the undersigned confirms that the undersigned has received no general solicitation or general advertisement and has attended no seminar or meeting (whose attendees have been invited by any general solicitation or general advertisement) and has received no advertisement in any newspaper, magazine, or similar media, broadcast on television or radio regarding acquiring the SAGA Common Stock; and

(k) the undersigned is at least 21 years of age and is a citizen of the United States residing at the address indicated below.

4. Restricted Securities.

The undersigned acknowledges that SAGA has hereby disclosed to the undersigned in writing:

(a) the SAGA Common Stock that the undersigned is acquiring have not been registered under the Securities Act or the securities laws of any state of the United States, and such securities must be held indefinitely unless a transfer of them is subsequently registered under the Securities Act or an exemption from such registration is available; and

(b) SAGA will make a notation in its records of the above described restrictions on transfer and of the legend described below.

5. Legends.

The undersigned agrees that the SAGA Common Stock will bear the following (or similar) restricted legends:

> "NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS."

6. Understandings.

The undersigned understands, acknowledges and agrees that:

(a) no federal or state agency has made any finding or determination as to the accuracy or adequacy of the Disclosure Documents or as to the fairness of the terms of this offering for investment nor any recommendation or endorsement of the SAGA Common Stock;

(b) this offering is intended to be exempt from registration under the Securities Act by virtue of Section 4(a)(2) of the Securities Act, which is in part dependent upon the truth, completeness and accuracy of the statements made by the undersigned herein;

(c) the SAGA Common Stock are "restricted securities" in the U.S. under the Securities Act. There can be no assurance that the undersigned will be able to sell or dispose of the SAGA Common Stock. It is understood that in order not to jeopardize this offering's exempt status under Section 4(a)(2) of the Act, any transferee may, at a minimum, be required to fulfill the investor suitability requirements thereunder;

(d) the representations, warranties and agreements of the undersigned contained herein and in any other writing delivered in connection with the transactions contemplated hereby shall be true and correct in all respects on and as of the date the SAGA Common Stock is acquired as if made on and as of such date; and

(e) THE SAGA COMMON STOCK MAY NOT BE TRANSFERRED, RESOLD OR OTHERWISE DISPOSED OF EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE UNDERSIGNED SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

IN WITNESS WHEREOF, I have executed this Certificate.

______________________________ Date:__________________2023

Signature

____

Print Name

____

Title (if applicable)

____

Address

____

Exhibit 4

TO THE BUSINESS COMBINATION AGREEMENT AMONG SAGALIAM ACQUISTION CORP. BIOGENYSIS, INC., VIROGENTICS, INC., AND THE SUBSIDIARY SHAREHOLERS

DIRECTORS AND OFFICERS OF SAGALIAM

Barry Kostiner, CEO, Interim CFO, Chairman Director

Ronald Richardson, Director

Krystine Miller, Director

Travis Richardson, Director

Exhibit 5

TO THE BUSINESS COMBINATION AGREEMENT AMONG SAGALIAM ACQUISTION CORP. BIOGENYSIS, INC., VIROGENTICS, INC., AND THE SUBSIDIARY SHAREHOLERS

DIRECTORS AND OFFICERS OF SUBSIDIARIES

BIOGENYSIS, INC.

Dr. Gaurav Chandra, CEO, Chairman Director

Charles Cotropia, Director

Joseph Cotropia, CSO

Dr. Suraj Saggar, Advisory Board

Dr. Kristen Bischof, Advisory Board

VIROGENTICS, INC.

Diana Zhabilov, CEO, Chairman Director

Harry Zhabilov, CSO Director

Dr. Lachezar Ivanov, Advisory Board

Exhibit 6

TO THE BUSINESS COMBINATION AGREEMENT AMONG SAGALIAM ACQUISTION CORP. BIOGENYSIS, INC., VIROGENTICS, INC., AND THE SUBSIDIARY SHAREHOLERS

EMPLOYMENT AGREEMENT - Gaurav Chandra

THE EXECUTIVE EMPLOYMENT AGREEMENT (the "Agreement"), dated as of the ___ day of _______, 2023, is entered by and between Biogenysis, Inc., a Texas corporation (the "Company") and Gaurav Chandra (the "Executive"). The Company and Executive may hereinafter be referred to individually as a "Party" or collectively as the "Parties".

WITNESSETH:

WHEREAS, the Executive possesses substantial knowledge and experience in the field of medicine and the creation, development and production of human monoclonal antibodies for treating infectious diseases; and

WHEREAS, the Company desires to procure the services of the Executive as its CEO and the Executive desires to provide such services to the Company, all upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Company and the Executive agree as follows:

Employment. The Company agrees to employ the Executive as the CEO and the Executive accepts the employment, on the terms and conditions hereinafter set forth. During the Employment Term and any Renewal Terms, as those terms are hereinafter defined, the Executive shall devote his best efforts, knowledge, and skill. The Executive will have the rights, duties and obligations customarily associated with the position of CEO of a comparably sized public company.

Term of Employment; Renewals; Termination.

2.1 **Term.** The employment hereunder shall commence on the date hereof (the "Commencement Date"), and shall continue until the end of the Employment Term, unless sooner terminated pursuant to the terms of the Agreement. The "Employment Term" shall mean the period commencing on the Commencement Date and continuing until the 1st anniversary of the Commencement Date.

2.2 **Contingent Renewal upon Expiration of Employment Term**. Following the expiration of the Employment Term, the Company and the Executive shall review the terms of employment and the Company shall provide the Executive with not less than thirty (30) days' notice of prior to the expiration of the Employment Term with the terms upon which the employment may be renewed or with a notice of non-renewal.

2.3 **Termination For Cause**. The employment of the Executive may be terminated by the Company at any time for Cause. For purposes of the Agreement, "Cause" is defined as (i) the occurrence of a breach of any material covenant contained in the Agreement by the Executive and the failure to cure such breach within thirty (30) days following Executive's receipt of written notice with respect thereof; or (ii)

Executive's willful malfeasance, gross negligence or gross or willful misconduct in the performance of his duties hereunder after thirty (30) days prior written notice to the Executive specifying the basis of such neglect and the failure of the Executive to correct such neglect; or (iii) the Executive's theft or embezzlement from the Company; or (iv) the Executive's conviction of a felony under the laws of the United States or any state of the United States; or (v) a final order by the Securities and Exchange Commission pertaining to the Executive that could reasonably be expected to impair or impede the Executive from performing the functions and duties contemplated by the agreement.

2.4 **Termination upon Death or Disability**. The Agreement shall automatically terminate in the event of the Executive's death or Permanent Disability. "Permanent Disability" is defined as physical or mental incapacity resulting in the absence from or inability to properly perform his duties hereunder (as determined by the Company) on a full-time basis of the Executive for ninety (90) consecutive days, provided the Executive has met the requirements to receive benefits under any long term disability policy then maintained by the Company and applicable to the Executive. Returns to work for periods of less than one (1) week shall not toll the passing of the time required to establish Permanent Disability hereunder. In the event of termination due to death or Permanent Disability, the Company shall continue to pay the Executive's Base Salary (defined below) for twelve (12) months following such termination, but the Executive shall be entitled to no other compensation or benefits.

2.5 **Termination By Executive For Good Reason**. The Executive may terminate the Agreement for either (A) a failure on the part of the Company to make timely payment of Executive's Base Salary during the term of the Agreement; or (B) failure or refusal of a successor or assignee of the Company to assume and perform the Agreement; or (C) any breach by the Company of any of its obligations in the Agreement; or (D) a material diminution by the Company during the term of the Agreement of Executive's duties or responsibilities. Any of the foregoing causes are referred to in the Agreement as "Good Reason".

2.6 **Compensation upon Termination For Cause**. In the event that the Executive's employment is terminated for Cause pursuant to the terms of Section 2.3, the Company shall only be obligated to pay the Executive, or his legal representatives, as the case may be, any unpaid portion of his Base Salary at the rate herein provided, which would have been earned had the Executive remained in the employment of the Company until the effective date of such termination. If the Executive terminates his employment with the Company other than for Good Reason, the Executive will thereby forfeit all compensation, benefits and financial obligations owed by the Company under the Agreement, except that Base Salary will be paid through the date of termination of employment by the Executive without Good Reason.

2.7. **Compensation upon Termination Without Cause or For Good Reason**. In the event the Executive's employment is terminated by the Company without Cause or by the Executive for Good Reason, then the Company shall continue to pay his Base Salary (defined below) and health insurance (provided he makes an appropriate COBRA election) for the remainder of the Employment Term or Renewal Term, as the case may be, in accordance with the Company's then-current payroll practices, and a pro-rated portion of any discretionary bonus awarded to the Executive for the year in which Termination occurs, but the Executive shall be entitled to no other compensation or benefits. The Executive shall be entitled to a minimum of twelve (12) months Base Salary under the foregoing sentence.

Compensation.

3.1 **Base Salary**. As compensation for the services to be rendered by the Executive hereunder, the Company shall pay the Executive at an annual base salary of $ 150,000 per year for the first year of employment. Beginning on the first anniversary of the date of the initial salary, compensation shall increase to $ 180,000 for year 2 and continuing each anniversary of the increase date, Base Salary shall be

increased by an amount no less than five percent (5%) times the Base Salary then in effect, plus any additional amount determined by the Company's Parent Board of Directors based on the guidelines attached in exhibit 1.

3.2 **Bonus**. The Executive shall be eligible for an annual bonus in the discretion of the Company's Board of Directors based on the guidelines attached in exhibit 1. Any such bonus shall be payable in accordance with the Company's standard policies and procedures.

3.3 **Benefits**. The Executive shall be eligible to participate in the Company's current health insurance plan, when available, with family coverage, subject to the terms of that plan, on the same basis as the Company's Executive Officers. The company shall cover the cost of the Health Insurance for the family of the executive up to $1,000 monthly.

The Executive shall be entitled to participate in the Company's profit sharing and/or 401(k) plans, when available, consistent with that provided to other executives of the Company.

3.4 **Vacation**. The Executive shall be entitled to 2 (Two) weeks paid vacation time per year, which shall increase at the rate of one (1) per year annually, up to a maximum of six (6) weeks per year. Accumulated but unused vacation time may be carried over from year to year.

3.5 **Expenses**. The Company shall reimburse the Executive for all reasonable expenses actually incurred or paid by the Executive during the Employment Term in the performance of his services. The Company shall pay such reimbursement within a reasonable time following the Executive's submission of appropriate expense statements.

This shall include an office expense up to $1200/month for office supplies and utilities. The Company shall pay such reimbursement within a reasonable time following the Executive's submission of appropriate expense statements.

The Company shall cover the expenses for travel, accommodations, and conference registration for 2 conferences every year including the JP Morgan Annual Healthcare conference.

3.6 **Equity Based Compensation**. The Executive shall be entitled to participate in any equity-based compensation plan, such as stock bonus or stock appreciation rights plans, as well as stock option plans, in which the Company's executives participate, pro rata to their respective base compensation, in the event that the Company adopts any such plan.

4. **Confidentiality; No Conflict; No Competition**.

4.1. **Confidential Information**.

4.1.1. **"Confidential Information"**, as defined below, includes not only information disclosed by the Company to the Executive, but also information developed or learned by the Executive during the course of or as a result of employment by the Company which information shall be the property of the Company. Confidential Information includes all information that has or could have commercial value or other utility in the business in which the Company is engaged or contemplates engaging, and all information of which the unauthorized disclosure could be detrimental to the interests of the Company, whether or not such information is specifically labeled as Confidential Information by the Company. By way of example and without limitation, the Confidential Information of the Company includes confidential methods of operation and organization and prospective business relationships and business partners, except to the

extent any such information is obtainable from sources outside of the Company without breaching any contractual or other obligations.

4.1.2. The Executive shall not, either during his employment by the Company or at any time after termination of such employment, for whatever reason, impart or disclose any of such Confidential Information to any person, firm or entity other than the Company, or use any of such Confidential Information, directly or indirectly, for his own benefit or for the benefit of any person, firm or entity other than the Company. The Executive hereby acknowledges that the items included within the definition of Confidential Information in the Confidentiality Agreement are valuable assets of the Company and that the Company has a legitimate business interest in protecting the Confidential Information.

4.2 **No Conflict**. During the term of the Agreement, the Executive shall not: (i) engage in any activity which conflicts with the performance of the Executive's duties hereunder nor shall the Executive engage in any other business activity, whether or not such business activity is pursued for gain or profit, (a) if such outside business activities conflict with or materially interfere with the services required to be rendered to or on behalf of the Company; (b) breach any confidentiality obligations to the Company; or (c) deprive the Company of a business opportunity it otherwise may have exploited.

4.3 **No Solicitations**. Following the termination of the Executive's employment for any reason but solely during the Employment Term and for a period of twelve (12) months following the cessation of the Executive's employment with the Company for any reason, the Executive shall not solicit, directly or indirectly, for hiring or hire or in any other manner solicit or retain the services of, for Executive's account or the account of any of Executive's employers, any person who is at such time, or has been within one (1) year of such time, an executive of the Company and its affiliates unless that person was under contract with the Executive's new employer prior to such employer retaining or hiring the Executive.

4.4 **Corporate Opportunities**. The Executive agrees that during his employment hereunder he will not knowingly take any action which might divert from the Company or any subsidiary or affiliate of the Company any opportunity which would be within the scope of any of the present business thereof.

4.5 **Protection of Reputation**. During the term of the Agreement and thereafter, the Executive and the Company each agree that neither will take any action which is intended, or would reasonably be expected, to harm the other's reputation or which would reasonably be expected to lead to unwanted or unfavorable publicity.

4.6 **Intellectual Property**. The Executive shall devote time and talent to the advancement of Biogenysis' technology relating to the discovery, production, and application of therapeutic monoclonal antibodies against infectious diseases affecting humans and animals (herein the "Biogenysis Monoclonal Antibody Intellectual Property"). The Company shall take appropriate steps to protect such Biogenysis Monoclonal Antibody Intellectual Property through patenting and other means. Further developments made by the Executive covering advancements of such Biogenysis Monoclonal Antibody Intellectual Property may be licensed to the Company under terms mutually agreeable by the Executive and the Company. Records, whether on paper or a computer storage device, of all memoranda, notes, records, charts, formulae, specifications, lists and other documents made, compiled or received, held, or used, by the Executive while employed by the Company concerning phases of the Company's business, trade secrets or Confidential Information produced by the Executive and relating to the business of the Company and relating specifically to the production and development of monoclonal antibodies and their therapeutic application shall be made available to the Company on the termination of the Executive's employment or at an earlier time on the request of the Company. The Company acknowledges and agrees that there may be memoranda, notes, records, charts, formulae, specifications, lists and other documents made, compiled

or received, held, or used by the Executive prior to employment by the Company and that, at Executive's request, copies of same shall be delivered by the Company to the Executive on termination of the Executive's employment or at an earlier time on the request of the Executive. Executive shall have the right to make and own developments in Artificial Intelligence technologies that are not directed to discovery, production, and application of therapeutic monoclonal antibodies against infectious diseases effecting humans and animals (herein the "Non mAb AI Technology"). Such Non mAb AI Technology may be licensed to the Company under terms mutually agreeable by the Executive and the Company

4.7 **Non-competition**. In order to fully protect the Company's Proprietary Information, at all times during the Restricted Period, the Executive shall not, directly or indirectly, perform or provide managerial or executive services on behalf of any person, entity or enterprise which is engaged in, or plans to engage in the United States that directly or indirectly competes with the Company's Business (for this purpose, the "COMPANY'S BUSINESS" is the business of development, manufacturing or distribution of biotechnology or pharmaceutical products, or any products or technology that competes with the Company's Business, without the prior written consent of the Board of Directors, provided that this provision shall not apply to the Executive's ownership or acquisition, solely as an investment, of securities of any issuer that is registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended, and that are listed or admitted for trading on any United States national securities exchange or that are quoted on the National Association of Securities Dealers Automated Quotations System, or any similar system or automated dissemination of quotations of securities prices in common use, so long as the Executive does not control, acquire a controlling interest in or become a member of a group which exercises direct or indirect control of, more than five percent (5%) of any class of capital stock of such corporation

4.8 **Injunctive Relief**. The Executive further recognizes and agrees that any material violation of his agreements in the Article 5 would cause such damage or injury to the Company as would be irreparable and the exact amount of damage would be impossible to ascertain; therefore the Executive agrees that notwithstanding anything to the contrary contained in the Agreement, the Company shall be entitled to seek injunctive relief from any court of competent jurisdiction restraining any further violation by the Executive of the Article 5. Such right to seek an injunction shall be cumulative and in addition to, and not in limitation of any other rights and remedies the Company may have in equity or at law.

4.9 **Reasonableness**. The Executive agrees that the provisions of the Article 4 are reasonable and necessary for the protection of the Company and that each provision herein set forth, including without limitation, the period of time, geographical area and types and scope of the restrictions on her activities specified therein, are intended to be and shall be divisible. If any provision of the Article 5 (including any sentence, clause or part thereof) shall be held contrary to law or invalid or unenforceable in any respect, the remaining provisions shall not be affected but shall remain in full force and effect and the invalid or unenforceable provisions shall be deemed modified and amended to the extent necessary to render same valid and enforceable.

4.10 **Successors**. The Agreement shall be binding upon and inure to the benefit of the Company and its respective successors and assigns by merger, consolidation, transfer of business and properties or otherwise, and shall inure to the benefit of the Executive and his heirs and legal representatives.

Miscellaneous.

5.1 **Notices**. All notices and other communications to be made hereunder shall be in writing and shall be deemed to have been given when the same are either: (i) personally delivered; (ii) mailed, registered or certified mail, first class postage prepaid return receipt requested; or (iii) delivered by a reputable private overnight courier service utilizing a written receipt or other written proof of delivery, to the applicable

party at the address set forth above. Any party refusing delivery of a notice shall be charged with knowledge of its contents.

5.2 **Definitions and Captions**. All captions and headings of paragraphs, subparagraphs and sections are not part of the Agreement and shall not be used for the interpretation or determination of the validity of the Agreement or any provision hereof.

5.3 **Names and Entities**. The masculine gender shall include the neuter genders, and the word "person" shall include an individual, a corporation, a partnership, a limited partnership, a limited liability partnership, a limited liability company and a trust. Whenever the singular is used in the Agreement the same shall include the plural when required by the context and vice versa.

5.4 **Severability**. In the event any one or more of the provisions of the Agreement shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect other provisions hereof, and the Agreement shall be construed as if such invalid, illegal or unenforceable provision never had been contained herein.

5.5 **Governing Law**. The Agreement shall be construed in accordance with the laws of the State of Texas.

5.6 **Entire Agreement; Amendments**. The Agreement contains the entire understanding and agreement of the parties hereto with respect to the matters contained herein, and may not be amended or supplemented at any time unless by writing, executed by each of the said parties. Any agreement or understanding, written or otherwise, prior to the effective date of the Agreement between the Executive and the Company relating to the employment of the Executive is hereby terminated and discharged.

5.7 **Indemnification**. The Company shall indemnify the Executive against all losses, claims, expenses, or other liabilities of any nature arising by reason of the fact that he (a) is or was an officer, employee, or agent of the Company, the Company or any of their subsidiaries or affiliates, or (b) while a director, officer, employee or agent of the Company, the Company or any of their subsidiaries or affiliates, is or was serving at the request of the Employer as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another corporation, partnership, joint venture, trust, employee benefit plan or other entity, in each case to the fullest extent permitted under Texas law. Without limiting the foregoing, the Executive shall be entitled to payment of reasonable costs and expenses including attorney's fees in the defense of any action or proceeding arising out of his employment, subject to the provisions of the Texas General Corporation Law.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed the Agreement or caused their duly authorized officers to execute the Agreement on date set forth above.

Biogenysis, Inc.

By: ______________________________

Its:____

____

EXECUTIVE:

Gaurav Chandra

Exhibit 6

EMPLOYMENT AGREEMENT - **Charles Cotropia**

THE EXECUTIVE EMPLOYMENT AGREEMENT (the "Agreement"), dated as of the ___ day of _______, 2023, is entered by and between Biogenysis, Inc., a Texas corporation (the "Company") and Charles Cotropia (the "Executive"). The Company and Executive may hereinafter be referred to individually as a "Party" or collectively as the "Parties".

WITNESSETH:

WHEREAS, the Executive possesses substantial knowledge and experience in the field of medicine and the creation, development and production of human monoclonal antibodies for treating infectious diseases; and

WHEREAS, the Company desires to procure the services of the Executive as its CEO and the Executive desires to provide such services to the Company, all upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Company and the Executive agree as follows:

Employment. The Company agrees to employ the Executive as the COO and the Executive accepts the employment, on the terms and conditions hereinafter set forth. During the Employment Term and any Renewal Terms, as those terms are hereinafter defined, the Executive shall devote his best efforts, knowledge, and skill. The Executive will have the rights, duties and obligations customarily associated with the position of COO of a comparably sized public company.

Term of Employment; Renewals; Termination.

2.1 **Term.** The employment hereunder shall commence on the date hereof (the "Commencement Date"), and shall continue until the end of the Employment Term, unless sooner terminated pursuant to the terms of the Agreement. The "Employment Term" shall mean the period commencing on the Commencement Date and continuing until the 1st anniversary of the Commencement Date.

2.2 **Contingent Renewal upon Expiration of Employment Term**. Following the expiration of the Employment Term, the Company and the Executive shall review the terms of employment and the Company shall provide the Executive with not less than thirty (30) days' notice of prior to the expiration of the Employment Term with the terms upon which the employment may be renewed or with a notice of non-renewal.

2.3 **Termination For Cause**. The employment of the Executive may be terminated by the Company at any time for Cause. For purposes of the Agreement, "Cause" is defined as (i) the occurrence of a breach of any material covenant contained in the Agreement by the Executive and the failure to cure such breach within thirty (30) days following Executive's receipt of written notice with respect thereof; or (ii) Executive's willful malfeasance, gross negligence or gross or willful misconduct in the performance of

his duties hereunder after thirty (30) days prior written notice to the Executive specifying the basis of such neglect and the failure of the Executive to correct such neglect; or (iii) the Executive's theft or embezzlement from the Company; or (iv) the Executive's conviction of a felony under the laws of the United States or any state of the United States; or (v) a final order by the Securities and Exchange Commission pertaining to the Executive that could reasonably be expected to impair or impede the Executive from performing the functions and duties contemplated by the agreement.

2.4 **Termination upon Death or Disability**. The Agreement shall automatically terminate in the event of the Executive's death or Permanent Disability. "Permanent Disability" is defined as physical or mental incapacity resulting in the absence from or inability to properly perform his duties hereunder (as determined by the Company) on a full-time basis of the Executive for ninety (90) consecutive days, provided the Executive has met the requirements to receive benefits under any long term disability policy then maintained by the Company and applicable to the Executive. Returns to work for periods of less than one (1) week shall not toll the passing of the time required to establish Permanent Disability hereunder. In the event of termination due to death or Permanent Disability, the Company shall continue to pay the Executive's Base Salary (defined below) for twelve (12) months following such termination, but the Executive shall be entitled to no other compensation or benefits.

2.5 **Termination By Executive For Good Reason**. The Executive may terminate the Agreement for either (A) a failure on the part of the Company to make timely payment of Executive's Base Salary during the term of the Agreement; or (B) failure or refusal of a successor or assignee of the Company to assume and perform the Agreement; or (C) any breach by the Company of any of its obligations in the Agreement; or (D) a material diminution by the Company during the term of the Agreement of Executive's duties or responsibilities. Any of the foregoing causes are referred to in the Agreement as "Good Reason".

2.6 **Compensation upon Termination For Cause**. In the event that the Executive's employment is terminated for Cause pursuant to the terms of Section 2.3, the Company shall only be obligated to pay the Executive, or his legal representatives, as the case may be, any unpaid portion of his Base Salary at the rate herein provided, which would have been earned had the Executive remained in the employment of the Company until the effective date of such termination. If the Executive terminates his employment with the Company other than for Good Reason, the Executive will thereby forfeit all compensation, benefits and financial obligations owed by the Company under the Agreement, except that Base Salary will be paid through the date of termination of employment by the Executive without Good Reason.

2.7. **Compensation upon Termination Without Cause or For Good Reason**. In the event the Executive's employment is terminated by the Company without Cause or by the Executive for Good Reason, then the Company shall continue to pay his Base Salary (defined below) and health insurance (provided he makes an appropriate COBRA election) for the remainder of the Employment Term or Renewal Term, as the case may be, in accordance with the Company's then-current payroll practices, and a pro-rated portion of any discretionary bonus awarded to the Executive for the year in which Termination occurs, but the Executive shall be entitled to no other compensation or benefits. The Executive shall be entitled to a minimum of twelve (12) months Base Salary under the foregoing sentence.

Compensation.

3.1 **Base Salary**. As compensation for the services to be rendered by the Executive hereunder, the Company shall pay the Executive at an annual base salary of $ 120,000 per year for the first year of employment. Beginning on the first anniversary of the date of the initial salary, compensation shall increase to $140,000 for year 2 and continuing each anniversary of the increase date, Base Salary shall be increased by an amount no less than five percent (5%) times the Base Salary then in effect, plus any

additional amount determined by the Company's Parent Board of Directors based on the guidelines attached in exhibit 1.

3.2 **Bonus**. The Executive shall be eligible for an annual bonus in the discretion of the Company's Board of Directors based on the guidelines attached in exhibit 1. Any such bonus shall be payable in accordance with the Company's standard policies and procedures.

3.3 **Benefits**. The Executive shall be eligible to participate in the Company's current health insurance plan, when available, with family coverage, subject to the terms of that plan, on the same basis as the Company's Executive Officers. The company shall cover the cost of the Health Insurance for the family of the executive up to $1,000 monthly.

The Executive shall be entitled to participate in the Company's profit sharing and/or 401(k) plans, when available, consistent with that provided to other executives of the Company.

3.4 **Vacation**. The Executive shall be entitled to 2 (Two) weeks paid vacation time per year, which shall increase at the rate of one (1) per year annually, up to a maximum of six (6) weeks per year. Accumulated but unused vacation time may be carried over from year to year.

3.5 **Expenses**. The Company shall reimburse the Executive for all reasonable expenses actually incurred or paid by the Executive during the Employment Term in the performance of his services. The Company shall pay such reimbursement within a reasonable time following the Executive's submission of appropriate expense statements.

This shall include an office expense up to $1200/month for office supplies and utilities. The Company shall pay such reimbursement within a reasonable time following the Executive's submission of appropriate expense statements.

The Company shall cover the expenses for travel, accommodations, and conference registration for 2 conferences every year including the JP Morgan Annual Healthcare conference.

3.6 **Equity Based Compensation**. The Executive shall be entitled to participate in any equity-based compensation plan, such as stock bonus or stock appreciation rights plans, as well as stock option plans, in which the Company's executives participate, pro rata to their respective base compensation, in the event that the Company adopts any such plan.

4. **Confidentiality; No Conflict; No Competition**.

4.1. **Confidential Information**.

4.1.1. **"Confidential Information"**, as defined below, includes not only information disclosed by the Company to the Executive, but also information developed or learned by the Executive during the course of or as a result of employment by the Company which information shall be the property of the Company. Confidential Information includes all information that has or could have commercial value or other utility in the business in which the Company is engaged or contemplates engaging, and all information of which the unauthorized disclosure could be detrimental to the interests of the Company, whether or not such information is specifically labeled as Confidential Information by the Company. By way of example and without limitation, the Confidential Information of the Company includes confidential methods of operation and organization and prospective business relationships and business partners, except to the extent any such information is obtainable from sources outside of the Company without breaching any contractual or other obligations.

4.1.2. The Executive shall not, either during his employment by the Company or at any time after termination of such employment, for whatever reason, impart or disclose any of such Confidential Information to any person, firm or entity other than the Company, or use any of such Confidential Information, directly or indirectly, for his own benefit or for the benefit of any person, firm or entity other than the Company. The Executive hereby acknowledges that the items included within the definition of Confidential Information in the Confidentiality Agreement are valuable assets of the Company and that the Company has a legitimate business interest in protecting the Confidential Information.

4.2 **No Conflict**. During the term of the Agreement, the Executive shall not: (i) engage in any activity which conflicts with the performance of the Executive's duties hereunder nor shall the Executive engage in any other business activity, whether or not such business activity is pursued for gain or profit, (a) if such outside business activities conflict with or materially interfere with the services required to be rendered to or on behalf of the Company; (b) breach any confidentiality obligations to the Company; or (c) deprive the Company of a business opportunity it otherwise may have exploited.

4.3 **No Solicitations**. Following the termination of the Executive's employment for any reason but solely during the Employment Term and for a period of twelve (12) months following the cessation of the Executive's employment with the Company for any reason, the Executive shall not solicit, directly or indirectly, for hiring or hire or in any other manner solicit or retain the services of, for Executive's account or the account of any of Executive's employers, any person who is at such time, or has been within one (1) year of such time, an executive of the Company and its affiliates unless that person was under contract with the Executive's new employer prior to such employer retaining or hiring the Executive.

4.4 **Corporate Opportunities**. The Executive agrees that during his employment hereunder he will not knowingly take any action which might divert from the Company or any subsidiary or affiliate of the Company any opportunity which would be within the scope of any of the present business thereof.

4.5 **Protection of Reputation**. During the term of the Agreement and thereafter, the Executive and the Company each agree that neither will take any action which is intended, or would reasonably be expected, to harm the other's reputation or which would reasonably be expected to lead to unwanted or unfavorable publicity.

4.6 **Intellectual Property**. The Executive shall devote time and talent to the advancement of Biogenysis' technology relating to the discovery, production, and application of therapeutic monoclonal antibodies against infectious diseases affecting humans and animals (herein the "Biogenysis Monoclonal Antibody Intellectual Property"). The Company shall take appropriate steps to protect such Biogenysis Monoclonal Antibody Intellectual Property through patenting and other means. Further developments made by the Executive covering advancements of such Biogenysis Monoclonal Antibody Intellectual Property may be licensed to the Company under terms mutually agreeable by the Executive and the Company. Records, whether on paper or a computer storage device, of all memoranda, notes, records, charts, formulae, specifications, lists and other documents made, compiled or received, held, or used, by the Executive while employed by the Company concerning phases of the Company's business, trade secrets or Confidential Information produced by the Executive and relating to the business of the Company and relating specifically to the production and development of monoclonal antibodies and their therapeutic application shall be made available to the Company on the termination of the Executive's employment or at an earlier time on the request of the Company. The Company acknowledges and agrees that there may be memoranda, notes, records, charts, formulae, specifications, lists and other documents made, compiled or received, held, or used by the Executive prior to employment by the Company and that, at Executive's request, copies of same shall be delivered by the Company to the Executive on termination of the

Executive's employment or at an earlier time on the request of the Executive. Executive shall have the right to make and own developments in Artificial Intelligence technologies that are not directed to discovery, production, and application of therapeutic monoclonal antibodies against infectious diseases effecting humans and animals (herein the "Non mAb AI Technology"). Such Non mAb AI Technology may be licensed to the Company under terms mutually agreeable by the Executive and the Company

4.7 **Non-competition**. In order to fully protect the Company's Proprietary Information, at all times during the Restricted Period, the Executive shall not, directly or indirectly, perform or provide managerial or executive services on behalf of any person, entity or enterprise which is engaged in, or plans to engage in the United States that directly or indirectly competes with the Company's Business (for this purpose, the "COMPANY'S BUSINESS" is the business of development, manufacturing or distribution of biotechnology or pharmaceutical products, or any products or technology that competes with the Company's Business, without the prior written consent of the Board of Directors, provided that this provision shall not apply to the Executive's ownership or acquisition, solely as an investment, of securities of any issuer that is registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended, and that are listed or admitted for trading on any United States national securities exchange or that are quoted on the National Association of Securities Dealers Automated Quotations System, or any similar system or automated dissemination of quotations of securities prices in common use, so long as the Executive does not control, acquire a controlling interest in or become a member of a group which exercises direct or indirect control of, more than five percent (5%) of any class of capital stock of such corporation

4.8 **Injunctive Relief**. The Executive further recognizes and agrees that any material violation of his agreements in the Article 5 would cause such damage or injury to the Company as would be irreparable and the exact amount of damage would be impossible to ascertain; therefore the Executive agrees that notwithstanding anything to the contrary contained in the Agreement, the Company shall be entitled to seek injunctive relief from any court of competent jurisdiction restraining any further violation by the Executive of the Article 5. Such right to seek an injunction shall be cumulative and in addition to, and not in limitation of any other rights and remedies the Company may have in equity or at law.

4.9 **Reasonableness**. The Executive agrees that the provisions of the Article 4 are reasonable and necessary for the protection of the Company and that each provision herein set forth, including without limitation, the period of time, geographical area and types and scope of the restrictions on her activities specified therein, are intended to be and shall be divisible. If any provision of the Article 5 (including any sentence, clause or part thereof) shall be held contrary to law or invalid or unenforceable in any respect, the remaining provisions shall not be affected but shall remain in full force and effect and the invalid or unenforceable provisions shall be deemed modified and amended to the extent necessary to render same valid and enforceable.

4.10 **Successors**. The Agreement shall be binding upon and inure to the benefit of the Company and its respective successors and assigns by merger, consolidation, transfer of business and properties or otherwise, and shall inure to the benefit of the Executive and his heirs and legal representatives.

Miscellaneous.

5.1 **Notices**. All notices and other communications to be made hereunder shall be in writing and shall be deemed to have been given when the same are either: (i) personally delivered; (ii) mailed, registered or certified mail, first class postage prepaid return receipt requested; or (iii) delivered by a reputable private overnight courier service utilizing a written receipt or other written proof of delivery, to the applicable party at the address set forth above. Any party refusing delivery of a notice shall be charged with knowledge of its contents.

5.2 **Definitions and Captions**. All captions and headings of paragraphs, subparagraphs and sections are not part of the Agreement and shall not be used for the interpretation or determination of the validity of the Agreement or any provision hereof.

5.3 **Names and Entities**. The masculine gender shall include the neuter genders, and the word "person" shall include an individual, a corporation, a partnership, a limited partnership, a limited liability partnership, a limited liability company and a trust. Whenever the singular is used in the Agreement the same shall include the plural when required by the context and vice versa.

5.4 **Severability**. In the event any one or more of the provisions of the Agreement shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect other provisions hereof, and the Agreement shall be construed as if such invalid, illegal or unenforceable provision never had been contained herein.

5.5 **Governing Law**. The Agreement shall be construed in accordance with the laws of the State of Texas.

5.6 **Entire Agreement; Amendments**. The Agreement contains the entire understanding and agreement of the parties hereto with respect to the matters contained herein, and may not be amended or supplemented at any time unless by writing, executed by each of the said parties. Any agreement or understanding, written or otherwise, prior to the effective date of the Agreement between the Executive and the Company relating to the employment of the Executive is hereby terminated and discharged.

5.7 **Indemnification**. The Company shall indemnify the Executive against all losses, claims, expenses, or other liabilities of any nature arising by reason of the fact that he (a) is or was an officer, employee, or agent of the Company, the Company or any of their subsidiaries or affiliates, or (b) while a director, officer, employee or agent of the Company, the Company or any of their subsidiaries or affiliates, is or was serving at the request of the Employer as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another corporation, partnership, joint venture, trust, employee benefit plan or other entity, in each case to the fullest extent permitted under Texas law. Without limiting the foregoing, the Executive shall be entitled to payment of reasonable costs and expenses including attorney's fees in the defense of any action or proceeding arising out of his employment, subject to the provisions of the Texas General Corporation Law.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed the Agreement or caused their duly authorized officers to execute the Agreement on date set forth above.

Biogenysis, Inc.

By: ______________________________

Its:____

____

EXECUTIVE:

Charles Cotropia

Exhibit 6 (cont.)

EMPLOYMENT AGREEMENT - **Joseph Cotropia**

THE EXECUTIVE EMPLOYMENT AGREEMENT (the “Agreement”), dated as of the ___ day of _______, 2023, is entered by and between Biogenysis, Inc., a Texas corporation (the “Company”) and Joseph Cotropia (the “Executive”). The Company and Executive may hereinafter be referred to individually as a “Party” or collectively as the “Parties”.

WITNESSETH:

WHEREAS, the Executive possesses substantial knowledge and experience in the field of medicine and the creation, development and production of human monoclonal antibodies for treating infectious diseases; and

WHEREAS, the Company desires to procure the services of the Executive as its CSO and the Executive desires to provide such services to the Company, all upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Company and the Executive agree as follows:

Employment. The Company agrees to employ the Executive as the CSO and the Executive accepts the employment, on the terms and conditions hereinafter set forth. During the Employment Term and any Renewal Terms, as those terms are hereinafter defined, the Executive shall devote his best efforts, knowledge, and skill. The Executive will have the rights, duties and obligations customarily associated with the position of COO of a comparably sized public company.

Term of Employment; Renewals; Termination.

2.1 **Term.** The employment hereunder shall commence on the date hereof (the “Commencement Date”), and shall continue until the end of the Employment Term, unless sooner terminated pursuant to the terms of the Agreement. The “Employment Term” shall mean the period commencing on the Commencement Date and continuing until the 1st anniversary of the Commencement Date.

2.2 **Contingent Renewal upon Expiration of Employment Term**. Following the expiration of the Employment Term, the Company and the Executive shall review the terms of employment and the Company shall provide the Executive with not less than thirty (30) days’ notice of prior to the expiration of the Employment Term with the terms upon which the employment may be renewed or with a notice of non-renewal.

2.3 **Termination For Cause**. The employment of the Executive may be terminated by the Company at any time for Cause. For purposes of the Agreement, “Cause” is defined as (i) the occurrence of a breach of any material covenant contained in the Agreement by the Executive and the failure to cure such breach within thirty (30) days following Executive’s receipt of written notice with respect thereof; or (ii) Executive’s willful malfeasance, gross negligence or gross or willful misconduct in the performance of his duties hereunder after thirty (30) days prior written notice to the Executive specifying the basis of such neglect and the failure of the Executive to correct such neglect; or (iii) the Executive’s theft or embezzlement from the Company; or (iv) the Executive’s conviction of a felony under the laws of the United States or any state of the United States; or (v) a final order by the Securities and Exchange

Commission pertaining to the Executive that could reasonably be expected to impair or impede the Executive from performing the functions and duties contemplated by the agreement.

2.4 **Termination upon Death or Disability**. The Agreement shall automatically terminate in the event of the Executive's death or Permanent Disability. "Permanent Disability" is defined as physical or mental incapacity resulting in the absence from or inability to properly perform his duties hereunder (as determined by the Company) on a full-time basis of the Executive for ninety (90) consecutive days, provided the Executive has met the requirements to receive benefits under any long term disability policy then maintained by the Company and applicable to the Executive. Returns to work for periods of less than one (1) week shall not toll the passing of the time required to establish Permanent Disability hereunder. In the event of termination due to death or Permanent Disability, the Company shall continue to pay the Executive's Base Salary (defined below) for twelve (12) months following such termination, but the Executive shall be entitled to no other compensation or benefits.

2.5 **Termination By Executive For Good Reason**. The Executive may terminate the Agreement for either (A) a failure on the part of the Company to make timely payment of Executive's Base Salary during the term of the Agreement; or (B) failure or refusal of a successor or assignee of the Company to assume and perform the Agreement; or (C) any breach by the Company of any of its obligations in the Agreement; or (D) a material diminution by the Company during the term of the Agreement of Executive's duties or responsibilities. Any of the foregoing causes are referred to in the Agreement as "Good Reason".

2.6 **Compensation upon Termination For Cause**. In the event that the Executive's employment is terminated for Cause pursuant to the terms of Section 2.3, the Company shall only be obligated to pay the Executive, or his legal representatives, as the case may be, any unpaid portion of his Base Salary at the rate herein provided, which would have been earned had the Executive remained in the employment of the Company until the effective date of such termination. If the Executive terminates his employment with the Company other than for Good Reason, the Executive will thereby forfeit all compensation, benefits and financial obligations owed by the Company under the Agreement, except that Base Salary will be paid through the date of termination of employment by the Executive without Good Reason.

2.7. **Compensation upon Termination Without Cause or For Good Reason**. In the event the Executive's employment is terminated by the Company without Cause or by the Executive for Good Reason, then the Company shall continue to pay his Base Salary (defined below) and health insurance (provided he makes an appropriate COBRA election) for the remainder of the Employment Term or Renewal Term, as the case may be, in accordance with the Company's then-current payroll practices, and a pro-rated portion of any discretionary bonus awarded to the Executive for the year in which Termination occurs, but the Executive shall be entitled to no other compensation or benefits. The Executive shall be entitled to a minimum of twelve (12) months Base Salary under the foregoing sentence.

Compensation.

3.1 **Base Salary**. As compensation for the services to be rendered by the Executive hereunder, the Company shall pay the Executive at an annual base salary of $ 120,000 per year for the first year of employment. Beginning on the first anniversary of the date of the initial salary, compensation shall increase to $140,000 for year 2 and continuing each anniversary of the increase date, Base Salary shall be increased by an amount no less than five percent (5%) times the Base Salary then in effect, plus any additional amount determined by the Company's Parent Board of Directors based on the guidelines attached in exhibit 1

3.2 **Bonus**. The Executive shall be eligible for an annual bonus in the discretion of the Company's Board of Directors based on the guidelines attached in exhibit 1. Any such bonus shall be payable in accordance with the Company's standard policies and procedures.

3.3 **Benefits**. The Executive shall be eligible to participate in the Company's current health insurance plan, when available, with family coverage, subject to the terms of that plan, on the same basis as the Company's Executive Officers. The company shall cover the cost of the Health Insurance for the family of the executive up to $1,000 monthly.

The Executive shall be entitled to participate in the Company's profit sharing and/or 401(k) plans, when available, consistent with that provided to other executives of the Company.

3.4 **Vacation**. The Executive shall be entitled to 2 (Two) weeks paid vacation time per year, which shall increase at the rate of one (1) per year annually, up to a maximum of six (6) weeks per year. Accumulated but unused vacation time may be carried over from year to year.

3.5 **Expenses**. The Company shall reimburse the Executive for all reasonable expenses actually incurred or paid by the Executive during the Employment Term in the performance of his services. The Company shall pay such reimbursement within a reasonable time following the Executive's submission of appropriate expense statements.

This shall include an office expense up to $1200/month for office supplies and utilities. The Company shall pay such reimbursement within a reasonable time following the Executive's submission of appropriate expense statements.

The Company shall cover the expenses for travel, accommodations, and conference registration for 2 conferences every year including the JP Morgan Annual Healthcare conference.

3.6 **Equity Based Compensation**. The Executive shall be entitled to participate in any equity-based compensation plan, such as stock bonus or stock appreciation rights plans, as well as stock option plans, in which the Company's executives participate, pro rata to their respective base compensation, in the event that the Company adopts any such plan.

4. **Confidentiality; No Conflict; No Competition**.

4.1. **Confidential Information**.

4.1.1. **"Confidential Information"**, as defined below, includes not only information disclosed by the Company to the Executive, but also information developed or learned by the Executive during the course of or as a result of employment by the Company which information shall be the property of the Company. Confidential Information includes all information that has or could have commercial value or other utility in the business in which the Company is engaged or contemplates engaging, and all information of which the unauthorized disclosure could be detrimental to the interests of the Company, whether or not such information is specifically labeled as Confidential Information by the Company. By way of example and without limitation, the Confidential Information of the Company includes confidential methods of operation and organization and prospective business relationships and business partners, except to the extent any such information is obtainable from sources outside of the Company without breaching any contractual or other obligations.

4.1.2. The Executive shall not, either during his employment by the Company or at any time after termination of such employment, for whatever reason, impart or disclose any of such Confidential

Information to any person, firm or entity other than the Company, or use any of such Confidential Information, directly or indirectly, for his own benefit or for the benefit of any person, firm or entity other than the Company. The Executive hereby acknowledges that the items included within the definition of Confidential Information in the Confidentiality Agreement are valuable assets of the Company and that the Company has a legitimate business interest in protecting the Confidential Information.

4.2 **No Conflict**. During the term of the Agreement, the Executive shall not: (i) engage in any activity which conflicts with the performance of the Executive's duties hereunder nor shall the Executive engage in any other business activity, whether or not such business activity is pursued for gain or profit, (a) if such outside business activities conflict with or materially interfere with the services required to be rendered to or on behalf of the Company; (b) breach any confidentiality obligations to the Company; or (c) deprive the Company of a business opportunity it otherwise may have exploited.

4.3 **No Solicitations**. Following the termination of the Executive's employment for any reason but solely during the Employment Term and for a period of twelve (12) months following the cessation of the Executive's employment with the Company for any reason, the Executive shall not solicit, directly or indirectly, for hiring or hire or in any other manner solicit or retain the services of, for Executive's account or the account of any of Executive's employers, any person who is at such time, or has been within one (1) year of such time, an executive of the Company and its affiliates unless that person was under contract with the Executive's new employer prior to such employer retaining or hiring the Executive.

4.4 **Corporate Opportunities**. The Executive agrees that during his employment hereunder he will not knowingly take any action which might divert from the Company or any subsidiary or affiliate of the Company any opportunity which would be within the scope of any of the present business thereof.

4.5 **Protection of Reputation**. During the term of the Agreement and thereafter, the Executive and the Company each agree that neither will take any action which is intended, or would reasonably be expected, to harm the other's reputation or which would reasonably be expected to lead to unwanted or unfavorable publicity.

4.6 **Intellectual Property**. The Executive shall devote time and talent to the advancement of Biogenysis' technology relating to the discovery, production, and application of therapeutic monoclonal antibodies against infectious diseases affecting humans and animals (herein the "Biogenysis Monoclonal Antibody Intellectual Property"). The Company shall take appropriate steps to protect such Biogenysis Monoclonal Antibody Intellectual Property through patenting and other means. Further developments made by the Executive covering advancements of such Biogenysis Monoclonal Antibody Intellectual Property may be licensed to the Company under terms mutually agreeable by the Executive and the Company. Records, whether on paper or a computer storage device, of all memoranda, notes, records, charts, formulae, specifications, lists and other documents made, compiled or received, held, or used, by the Executive while employed by the Company concerning phases of the Company's business, trade secrets or Confidential Information produced by the Executive and relating to the business of the Company and relating specifically to the production and development of monoclonal antibodies and their therapeutic application shall be made available to the Company on the termination of the Executive's employment or at an earlier time on the request of the Company. The Company acknowledges and agrees that there may be memoranda, notes, records, charts, formulae, specifications, lists and other documents made, compiled or received, held, or used by the Executive prior to employment by the Company and that, at Executive's request, copies of same shall be delivered by the Company to the Executive on termination of the Executive's employment or at an earlier time on the request of the Executive. Executive shall have the right to make and own developments in Artificial Intelligence technologies that are not directed to discovery, production, and application of therapeutic monoclonal antibodies against infectious diseases

effecting humans and animals (herein the "Non mAb AI Technology"). Such Non mAb AI Technology may be licensed to the Company under terms mutually agreeable by the Executive and the Company

4.7 **Non-competition**. In order to fully protect the Company's Proprietary Information, at all times during the Restricted Period, the Executive shall not, directly or indirectly, perform or provide managerial or executive services on behalf of any person, entity or enterprise which is engaged in, or plans to engage in the United States that directly or indirectly competes with the Company's Business (for this purpose, the "COMPANY'S BUSINESS" is the business of development, manufacturing or distribution of biotechnology or pharmaceutical products, or any products or technology that competes with the Company's Business, without the prior written consent of the Board of Directors, provided that this provision shall not apply to the Executive's ownership or acquisition, solely as an investment, of securities of any issuer that is registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended, and that are listed or admitted for trading on any United States national securities exchange or that are quoted on the National Association of Securities Dealers Automated Quotations System, or any similar system or automated dissemination of quotations of securities prices in common use, so long as the Executive does not control, acquire a controlling interest in or become a member of a group which exercises direct or indirect control of, more than five percent (5%) of any class of capital stock of such corporation

4.8 **Injunctive Relief**. The Executive further recognizes and agrees that any material violation of his agreements in the Article 5 would cause such damage or injury to the Company as would be irreparable and the exact amount of damage would be impossible to ascertain; therefore the Executive agrees that notwithstanding anything to the contrary contained in the Agreement, the Company shall be entitled to seek injunctive relief from any court of competent jurisdiction restraining any further violation by the Executive of the Article 5. Such right to seek an injunction shall be cumulative and in addition to, and not in limitation of any other rights and remedies the Company may have in equity or at law.

4.9 **Reasonableness**. The Executive agrees that the provisions of the Article 4 are reasonable and necessary for the protection of the Company and that each provision herein set forth, including without limitation, the period of time, geographical area and types and scope of the restrictions on her activities specified therein, are intended to be and shall be divisible. If any provision of the Article 5 (including any sentence, clause or part thereof) shall be held contrary to law or invalid or unenforceable in any respect, the remaining provisions shall not be affected but shall remain in full force and effect and the invalid or unenforceable provisions shall be deemed modified and amended to the extent necessary to render same valid and enforceable.

4.10 **Successors**. The Agreement shall be binding upon and inure to the benefit of the Company and its respective successors and assigns by merger, consolidation, transfer of business and properties or otherwise, and shall inure to the benefit of the Executive and his heirs and legal representatives.

Miscellaneous.

5.1 **Notices**. All notices and other communications to be made hereunder shall be in writing and shall be deemed to have been given when the same are either: (i) personally delivered; (ii) mailed, registered or certified mail, first class postage prepaid return receipt requested; or (iii) delivered by a reputable private overnight courier service utilizing a written receipt or other written proof of delivery, to the applicable party at the address set forth above. Any party refusing delivery of a notice shall be charged with knowledge of its contents.

5.2 **Definitions and Captions**. All captions and headings of paragraphs, subparagraphs and sections are not part of the Agreement and shall not be used for the interpretation or determination of the validity of the Agreement or any provision hereof.

5.3 **Names and Entities**. The masculine gender shall include the neuter genders, and the word "person" shall include an individual, a corporation, a partnership, a limited partnership, a limited liability partnership, a limited liability company and a trust. Whenever the singular is used in the Agreement the same shall include the plural when required by the context and vice versa.

5.4 **Severability**. In the event any one or more of the provisions of the Agreement shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect other provisions hereof, and the Agreement shall be construed as if such invalid, illegal or unenforceable provision never had been contained herein.

5.5 **Governing Law**. The Agreement shall be construed in accordance with the laws of the State of Texas.

5.6 **Entire Agreement; Amendments**. The Agreement contains the entire understanding and agreement of the parties hereto with respect to the matters contained herein, and may not be amended or supplemented at any time unless by writing, executed by each of the said parties. Any agreement or understanding, written or otherwise, prior to the effective date of the Agreement between the Executive and the Company relating to the employment of the Executive is hereby terminated and discharged.

5.7 **Indemnification**. The Company shall indemnify the Executive against all losses, claims, expenses, or other liabilities of any nature arising by reason of the fact that he (a) is or was an officer, employee, or agent of the Company, the Company or any of their subsidiaries or affiliates, or (b) while a director, officer, employee or agent of the Company, the Company or any of their subsidiaries or affiliates, is or was serving at the request of the Employer as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another corporation, partnership, joint venture, trust, employee benefit plan or other entity, in each case to the fullest extent permitted under Texas law. Without limiting the foregoing, the Executive shall be entitled to payment of reasonable costs and expenses including attorney's fees in the defense of any action or proceeding arising out of his employment, subject to the provisions of the Texas General Corporation Law.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed the Agreement or caused their duly authorized officers to execute the Agreement on date set forth above.

Biogenysis, Inc.

By: ______________________________

Its:____

____
EXECUTIVE:

Joseph Cotropia

Exhibit 6

EMPLOYMENT AGREEMENT - **Harry Zhabilov**

THE EXECUTIVE EMPLOYMENT AGREEMENT (the "Agreement"), dated as of the ___ day of _______, 2023, is entered by and between Virogentics, Inc., a Texas corporation (the "Company") and Harry Zhabilov (the "Executive"). The Company and Executive may hereinafter be referred to individually as a "Party" or collectively as the "Parties".

WITNESSETH:

WHEREAS, the Executive possesses substantial knowledge and experience in the field of medicine and the creation, development and production of therapeutics for treating infectious diseases; and

WHEREAS, the Company desires to procure the services of the Executive as its CSO and the Executive desires to provide such services to the Company, all upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Company and the Executive agree as follows:

Employment. The Company agrees to employ the Executive as the CSO and the Executive accepts the employment, on the terms and conditions hereinafter set forth. During the Employment Term and any Renewal Terms, as those terms are hereinafter defined, the Executive shall devote his best efforts, knowledge, and skill. The Executive will have the rights, duties and obligations customarily associated with the position of CSO of a comparably sized public company.

Term of Employment; Renewals; Termination.

2.1 **Term.** The employment hereunder shall commence on the date hereof (the "Commencement Date"), and shall continue until the end of the Employment Term, unless sooner terminated pursuant to the terms of the Agreement. The "Employment Term" shall mean the period commencing on the Commencement Date and continuing until the 1st anniversary of the Commencement Date.

2.2 **Contingent Renewal upon Expiration of Employment Term**. Following the expiration of the Employment Term, the Company and the Executive shall review the terms of employment and the Company shall provide the Executive with not less than thirty (30) days' notice of prior to the expiration of the Employment Term with the terms upon which the employment may be renewed or with a notice of non-renewal.

2.3 **Termination For Cause**. The employment of the Executive may be terminated by the Company at any time for Cause. For purposes of the Agreement, "Cause" is defined as (i) the occurrence of a breach of any material covenant contained in the Agreement by the Executive and the failure to cure such breach within thirty (30) days following Executive's receipt of written notice with respect thereof; or (ii) Executive's willful malfeasance, gross negligence or gross or willful misconduct in the performance of his duties hereunder after thirty (30) days prior written notice to the Executive specifying the basis of such neglect and the failure of the Executive to correct such neglect; or (iii) the Executive's theft or embezzlement from the Company; or (iv) the Executive's conviction of a felony under the laws of the

United States or any state of the United States; or (v) a final order by the Securities and Exchange Commission pertaining to the Executive that could reasonably be expected to impair or impede the Executive from performing the functions and duties contemplated by the agreement.

2.4 **Termination upon Death or Disability**. The Agreement shall automatically terminate in the event of the Executive's death or Permanent Disability. "Permanent Disability" is defined as physical or mental incapacity resulting in the absence from or inability to properly perform his duties hereunder (as determined by the Company) on a full-time basis of the Executive for ninety (90) consecutive days, provided the Executive has met the requirements to receive benefits under any long term disability policy then maintained by the Company and applicable to the Executive. Returns to work for periods of less than one (1) week shall not toll the passing of the time required to establish Permanent Disability hereunder. In the event of termination due to death or Permanent Disability, the Company shall continue to pay the Executive's Base Salary (defined below) for twelve (12) months following such termination, but the Executive shall be entitled to no other compensation or benefits.

2.5 **Termination By Executive For Good Reason**. The Executive may terminate the Agreement for either (A) a failure on the part of the Company to make timely payment of Executive's Base Salary during the term of the Agreement; or (B) failure or refusal of a successor or assignee of the Company to assume and perform the Agreement; or (C) any breach by the Company of any of its obligations in the Agreement; or (D) a material diminution by the Company during the term of the Agreement of Executive's duties or responsibilities. Any of the foregoing causes are referred to in the Agreement as "Good Reason".

2.6 **Compensation upon Termination For Cause**. In the event that the Executive's employment is terminated for Cause pursuant to the terms of Section 2.3, the Company shall only be obligated to pay the Executive, or his legal representatives, as the case may be, any unpaid portion of his Base Salary at the rate herein provided, which would have been earned had the Executive remained in the employment of the Company until the effective date of such termination. If the Executive terminates his employment with the Company other than for Good Reason, the Executive will thereby forfeit all compensation, benefits and financial obligations owed by the Company under the Agreement, except that Base Salary will be paid through the date of termination of employment by the Executive without Good Reason.

2.7. **Compensation upon Termination Without Cause or For Good Reason**. In the event the Executive's employment is terminated by the Company without Cause or by the Executive for Good Reason, then the Company shall continue to pay his Base Salary (defined below) and health insurance (provided he makes an appropriate COBRA election) for the remainder of the Employment Term or Renewal Term, as the case may be, in accordance with the Company's then-current payroll practices, and a pro-rated portion of any discretionary bonus awarded to the Executive for the year in which Termination occurs, but the Executive shall be entitled to no other compensation or benefits. The Executive shall be entitled to a minimum of twelve (12) months Base Salary under the foregoing sentence.

Compensation.

3.1 **Base Salary**. As compensation for the services to be rendered by the Executive hereunder, the Company shall pay the Executive at an annual base salary of $ 150,000 per year for the first year of employment. Beginning on the first anniversary of the date of the initial salary, compensation shall increase to $180,000 for year 2 and continuing each anniversary of the increase date, Base Salary shall be increased by an amount no less than five percent (5%) times the Base Salary then in effect, plus any additional amount determined by the Company's Parent Board of Directors based on the guidelines attached in exhibit 1.

3.2 **Bonus**. The Executive shall be eligible for an annual bonus in the discretion of the Company's Board of Directors based on the guidelines attached in exhibit 1. Any such bonus shall be payable in accordance with the Company's standard policies and procedures.

3.3 **Benefits**. The Executive shall be eligible to participate in the Company's current health insurance plan, when available, with family coverage, subject to the terms of that plan, on the same basis as the Company's Executive Officers. The company shall cover the cost of the Health Insurance for the family of the executive up to $1,000 monthly.

The Executive shall be entitled to participate in the Company's profit sharing and/or 401(k) plans, when available, consistent with that provided to other executives of the Company.

3.4 **Vacation**. The Executive shall be entitled to 2 (Two) weeks paid vacation time per year, which shall increase at the rate of one (1) per year annually, up to a maximum of six (6) weeks per year. Accumulated but unused vacation time may be carried over from year to year.

3.5 **Expenses**. The Company shall reimburse the Executive for all reasonable expenses actually incurred or paid by the Executive during the Employment Term in the performance of his services. The Company shall pay such reimbursement within a reasonable time following the Executive's submission of appropriate expense statements.

This shall include an office expense up to $1200/month for office supplies and utilities. The Company shall pay such reimbursement within a reasonable time following the Executive's submission of appropriate expense statements.

The Company shall cover the expenses for travel, accommodations, and conference registration for 2 conferences every year including the JP Morgan Annual Healthcare conference.

3.6 **Equity Based Compensation**. The Executive shall be entitled to participate in any equity-based compensation plan, such as stock bonus or stock appreciation rights plans, as well as stock option plans, in which the Company's executives participate, pro rata to their respective base compensation, in the event that the Company adopts any such plan.

4. **Confidentiality; No Conflict; No Competition**.

4.1. **Confidential Information**.

4.1.1. **"Confidential Information"**, as defined below, includes not only information disclosed by the Company to the Executive, but also information developed or learned by the Executive during the course of or as a result of employment by the Company which information shall be the property of the Company. Confidential Information includes all information that has or could have commercial value or other utility in the business in which the Company is engaged or contemplates engaging, and all information of which the unauthorized disclosure could be detrimental to the interests of the Company, whether or not such information is specifically labeled as Confidential Information by the Company. By way of example and without limitation, the Confidential Information of the Company includes confidential methods of operation and organization and prospective business relationships and business partners, except to the extent any such information is obtainable from sources outside of the Company without breaching any contractual or other obligations.

4.1.2. The Executive shall not, either during his employment by the Company or at any time after termination of such employment, for whatever reason, impart or disclose any of such Confidential

Information to any person, firm or entity other than the Company, or use any of such Confidential Information, directly or indirectly, for his own benefit or for the benefit of any person, firm or entity other than the Company. The Executive hereby acknowledges that the items included within the definition of Confidential Information in the Confidentiality Agreement are valuable assets of the Company and that the Company has a legitimate business interest in protecting the Confidential Information.

4.2 **No Conflict**. During the term of the Agreement, the Executive shall not: (i) engage in any activity which conflicts with the performance of the Executive's duties hereunder nor shall the Executive engage in any other business activity, whether or not such business activity is pursued for gain or profit, (a) if such outside business activities conflict with or materially interfere with the services required to be rendered to or on behalf of the Company; (b) breach any confidentiality obligations to the Company; or (c) deprive the Company of a business opportunity it otherwise may have exploited.

4.3 **No Solicitations**. Following the termination of the Executive's employment for any reason but solely during the Employment Term and for a period of twelve (12) months following the cessation of the Executive's employment with the Company for any reason, the Executive shall not solicit, directly or indirectly, for hiring or hire or in any other manner solicit or retain the services of, for Executive's account or the account of any of Executive's employers, any person who is at such time, or has been within one (1) year of such time, an executive of the Company and its affiliates unless that person was under contract with the Executive's new employer prior to such employer retaining or hiring the Executive.

4.4 **Corporate Opportunities**. The Executive agrees that during his employment hereunder he will not knowingly take any action which might divert from the Company or any subsidiary or affiliate of the Company any opportunity which would be within the scope of any of the present business thereof.

4.5 **Protection of Reputation**. During the term of the Agreement and thereafter, the Executive and the Company each agree that neither will take any action which is intended, or would reasonably be expected, to harm the other's reputation or which would reasonably be expected to lead to unwanted or unfavorable publicity.

4.6 **Intellectual Property**. The Executive shall devote time and talent to the advancement of Virogentics' technology relating to the discovery, production, and application of therapeutics against infectious diseases (herein the "Virogentics Intellectual Property"). The Company shall take appropriate steps to protect such Virogentics Intellectual Property through patenting and other means. Further developments made by the Executive covering advancements of such Virogentics Intellectual Property may be licensed to the Company under terms mutually agreeable by the Executive and the Company. Records, whether on paper or a computer storage device, of all memoranda, notes, records, charts, formulae, specifications, lists and other documents made, compiled or received, held, or used, by the Executive while employed by the Company concerning phases of the Company's business, trade secrets or Confidential Information produced by the Executive and relating to the business of the Company and relating specifically to the production and development of therapeutics and their therapeutic application shall be made available to the Company on the termination of the Executive's employment or at an earlier time on the request of the Company. The Company acknowledges and agrees that there may be memoranda, notes, records, charts, formulae, specifications, lists and other documents made, compiled or received, held, or used by the Executive prior to employment by the Company and that, at Executive's request, copies of same shall be delivered by the Company to the Executive on termination of the Executive's employment or at an earlier time on the request of the Executive. Executive shall have the right to make and own developments in Artificial Intelligence (AI) technologies that are not directed to discovery, production, and application of Virogentics therapeutics against infectious diseases. Such AI related technology may be licensed to the Company under terms mutually agreeable by the Executive and the Company

4.7 **Non-competition**. In order to fully protect the Company's Proprietary Information, at all times during the Restricted Period, the Executive shall not, directly or indirectly, perform or provide managerial or executive services on behalf of any person, entity or enterprise which is engaged in, or plans to engage in the United States that directly or indirectly competes with the Company's Business (for this purpose, the "COMPANY'S BUSINESS" is the business of development, manufacturing or distribution of biotechnology or pharmaceutical products, or any products or technology that competes with the Company's Business, without the prior written consent of the Board of Directors, provided that this provision shall not apply to the Executive's ownership or acquisition, solely as an investment, of securities of any issuer that is registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended, and that are listed or admitted for trading on any United States national securities exchange or that are quoted on the National Association of Securities Dealers Automated Quotations System, or any similar system or automated dissemination of quotations of securities prices in common use, so long as the Executive does not control, acquire a controlling interest in or become a member of a group which exercises direct or indirect control of, more than five percent (5%) of any class of capital stock of such corporation

4.8 **Injunctive Relief**. The Executive further recognizes and agrees that any material violation of his agreements in the Article 5 would cause such damage or injury to the Company as would be irreparable and the exact amount of damage would be impossible to ascertain; therefore the Executive agrees that notwithstanding anything to the contrary contained in the Agreement, the Company shall be entitled to seek injunctive relief from any court of competent jurisdiction restraining any further violation by the Executive of the Article 5. Such right to seek an injunction shall be cumulative and in addition to, and not in limitation of any other rights and remedies the Company may have in equity or at law.

4.9 **Reasonableness**. The Executive agrees that the provisions of the Article 4 are reasonable and necessary for the protection of the Company and that each provision herein set forth, including without limitation, the period of time, geographical area and types and scope of the restrictions on her activities specified therein, are intended to be and shall be divisible. If any provision of the Article 5 (including any sentence, clause or part thereof) shall be held contrary to law or invalid or unenforceable in any respect, the remaining provisions shall not be affected but shall remain in full force and effect and the invalid or unenforceable provisions shall be deemed modified and amended to the extent necessary to render same valid and enforceable.

4.10 **Successors**. The Agreement shall be binding upon and inure to the benefit of the Company and its respective successors and assigns by merger, consolidation, transfer of business and properties or otherwise, and shall inure to the benefit of the Executive and his heirs and legal representatives.

Miscellaneous.

5.1 **Notices**. All notices and other communications to be made hereunder shall be in writing and shall be deemed to have been given when the same are either: (i) personally delivered; (ii) mailed, registered or certified mail, first class postage prepaid return receipt requested; or (iii) delivered by a reputable private overnight courier service utilizing a written receipt or other written proof of delivery, to the applicable party at the address set forth above. Any party refusing delivery of a notice shall be charged with knowledge of its contents.

5.2 **Definitions and Captions**. All captions and headings of paragraphs, subparagraphs and sections are not part of the Agreement and shall not be used for the interpretation or determination of the validity of the Agreement or any provision hereof.

5.3 **Names and Entities**. The masculine gender shall include the neuter genders, and the word "person" shall include an individual, a corporation, a partnership, a limited partnership, a limited liability partnership, a limited liability company and a trust. Whenever the singular is used in the Agreement the same shall include the plural when required by the context and vice versa.

5.4 **Severability**. In the event any one or more of the provisions of the Agreement shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect other provisions hereof, and the Agreement shall be construed as if such invalid, illegal or unenforceable provision never had been contained herein.

5.5 **Governing Law**. The Agreement shall be construed in accordance with the laws of the State of Texas.

5.6 **Entire Agreement; Amendments**. The Agreement contains the entire understanding and agreement of the parties hereto with respect to the matters contained herein, and may not be amended or supplemented at any time unless by writing, executed by each of the said parties. Any agreement or understanding, written or otherwise, prior to the effective date of the Agreement between the Executive and the Company relating to the employment of the Executive is hereby terminated and discharged.

5.7 **Indemnification**. The Company shall indemnify the Executive against all losses, claims, expenses, or other liabilities of any nature arising by reason of the fact that he (a) is or was an officer, employee, or agent of the Company, the Company or any of their subsidiaries or affiliates, or (b) while a director, officer, employee or agent of the Company, the Company or any of their subsidiaries or affiliates, is or was serving at the request of the Employer as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another corporation, partnership, joint venture, trust, employee benefit plan or other entity, in each case to the fullest extent permitted under Texas law. Without limiting the foregoing, the Executive shall be entitled to payment of reasonable costs and expenses including attorney's fees in the defense of any action or proceeding arising out of his employment, subject to the provisions of the Texas General Corporation Law.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed the Agreement or caused their duly authorized officers to execute the Agreement on date set forth above.

Virogentics, Inc.

By: ______________________________

Its:____

____
EXECUTIVE:

Harry Zhabilov

EMPLOYMENT AGREEMENT Diana Zhabiov

THE EXECUTIVE EMPLOYMENT AGREEMENT (the "Agreement"), dated as of the ___ day of _______, 2023, is entered by and between Virogentics, Inc., a Texas corporation (the "Company") and Diana Zhabilov (the "Executive"). The Company and Executive may hereinafter be referred to individually as a "Party" or collectively as the "Parties".

WITNESSETH:

WHEREAS, the Executive possesses substantial knowledge and experience in the field of medicine and the creation, development and production of immunotherapy treatments and nutraceutical products for treating infectious diseases; and

WHEREAS, the Company desires to procure the services of the Executive as its CEO and the Executive desires to provide such services to the Company, all upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Company and the Executive agree as follows:

Employment. The Company agrees to employ the Executive as the CEO and the Executive accepts the employment, on the terms and conditions hereinafter set forth. During the Employment Term and any Renewal Terms, as those terms are hereinafter defined, the Executive shall devote their best efforts, knowledge, and skill. The Executive will have the rights, duties and obligations customarily associated with the position of CEO of a comparably sized public company.

Term of Employment; Renewals; Termination.

2.1 **Term.** The employment hereunder shall commence on the date hereof (the "Commencement Date") and shall continue until the end of the Employment Term, unless sooner terminated pursuant to the terms of the Agreement. The "Employment Term" shall mean the period commencing on the Commencement Date and continuing until the 1st anniversary of the Commencement Date.

2.2 **Contingent Renewal upon Expiration of Employment Term**. Following the expiration of the Employment Term, the Company and the Executive shall review the terms of employment and the Company shall provide the Executive with not less than thirty (30) days' notice of prior to the expiration of the Employment Term with the terms upon which the employment may be renewed or with a notice of non-renewal.

2.3 **Termination For Cause**. The employment of the Executive may be terminated by the Company at any time for Cause. For purposes of the Agreement, "Cause" is defined as (i) the occurrence of a breach of any material covenant contained in the Agreement by the Executive and the failure to cure such breach within thirty (30) days following Executive's receipt of written notice with respect thereof; or (ii) Executive's willful malfeasance, gross negligence or gross or willful misconduct in the performance of his duties hereunder after thirty (30) days prior written notice to the Executive specifying the basis of such neglect and the failure of the Executive to correct such neglect; or (iii) the Executive's theft or embezzlement from the Company; or (iv) the Executive's conviction of a felony under the laws of the United States or any state of the United States; or (v) a final order by the Securities and Exchange Commission pertaining to the Executive that could reasonably be expected to impair or impede the Executive from performing the functions and duties contemplated by the agreement.

2.4 **Termination upon Death or Disability**. The Agreement shall automatically terminate in the event of the Executive's death or Permanent Disability. "Permanent Disability" is defined as physical or mental incapacity resulting in the absence from or inability to properly perform his duties hereunder (as determined by the Company) on a full-time basis of the Executive for ninety (90) consecutive days, provided the Executive has met the requirements to receive benefits under any long term disability

policy then maintained by the Company and applicable to the Executive. Returns to work for periods of less than one (1) week shall not toll the passing of the time required to establish Permanent Disability hereunder. In the event of termination due to death or Permanent Disability, the Company shall continue to pay the Executive's Base Salary (defined below) for twelve (12) months following such termination, but the Executive shall be entitled to no other compensation or benefits.

2.5 **Termination By Executive For Good Reason**. The Executive may terminate the Agreement for either (A) a failure on the part of the Company to make timely payment of Executive's Base Salary during the term of the Agreement; or (B) failure or refusal of a successor or assignee of the Company to assume and perform the Agreement; or (C) any breach by the Company of any of its obligations in the Agreement; or (D) a material diminution by the Company during the term of the Agreement of Executive's duties or responsibilities. Any of the foregoing causes are referred to in the Agreement as "Good Reason".

2.6 **Compensation upon Termination For Cause**. In the event that the Executive's employment is terminated for Cause pursuant to the terms of Section 2.3, the Company shall only be obligated to pay the Executive, or his legal representatives, as the case may be, any unpaid portion of his Base Salary at the rate herein provided, which would have been earned had the Executive remained in the employment of the Company until the effective date of such termination. If the Executive terminates his employment with the Company other than for Good Reason, the Executive will thereby forfeit all compensation, benefits and financial obligations owed by the Company under the Agreement, except that Base Salary will be paid through the date of termination of employment by the Executive without Good Reason.

2.7. **Compensation upon Termination Without Cause or For Good Reason**. In the event the Executive's employment is terminated by the Company without Cause or by the Executive for Good Reason, then the Company shall continue to pay his Base Salary (defined below) and health insurance (provided he makes an appropriate COBRA election) for the remainder of the Employment Term or Renewal Term, as the case may be, in

accordance with the Company's then-current payroll practices, and a pro-rated portion of any discretionary bonus awarded to the Executive for the year in which Termination occurs, but the Executive shall be entitled to no other compensation or benefits. The Executive shall be entitled to a minimum of twelve (12) months Base Salary under the foregoing sentence.

Compensation.

3.1 **Base Salary**. As compensation for the services to be rendered by the Executive hereunder, the Company shall pay the Executive at an annual base salary of $ 72,000 per year for the first year of employment. Beginning on the first anniversary of the date of the initial salary, compensation shall increase to $90,000 for year 2 and continuing each anniversary of the increase date, Base Salary shall be increased by an amount no less than five percent (5%) times the Base Salary then in effect, plus any additional amount determined by the Company's Board of Directors based on the guidelines attached in exhibit 1

3.2 **Bonus**. The Executive shall be eligible for an annual bonus in the discretion of the Company's Board of Directors based on the guidelines attached in exhibit 1. Any such bonus shall be payable in accordance with the Company's standard policies and procedures.

3.3 **Benefits**. The Executive shall be eligible to participate in the Company's current health insurance plan, when available, with family coverage, subject to the terms of that plan, on the same basis as the Company's Executive Officers. The company shall cover the cost of the Health Insurance for the family of the executive up to $1,000 monthly.

The Executive shall be entitled to participate in the Company's profit sharing and/or 401(k) plans, when available, consistent with that provided to other executives of the Company.

3.4 **Vacation**. The Executive shall be entitled to 2 (Two) weeks paid vacation time per year, which shall increase at the rate of one (1) per year annually, up to a maximum of six (6) weeks per year. Accumulated but unused vacation time may be carried over from year to year.

3.5 **Expenses.** The Company shall reimburse the Executive for all reasonable expenses actually incurred or paid by the Executive during the Employment Term in the performance of his services. The Company shall pay such reimbursement within a reasonable time following the Executive's submission of appropriate expense statements.

This shall include an office expense up to $1200/month for office supplies and utilities. The Company shall pay such reimbursement within a reasonable time following the Executive's submission of appropriate expense statements.

The Company shall cover the expenses for travel, accommodations, and conference registration for 2 conferences every year.

3.6 **Equity Based Compensation**. The Executive shall be entitled to participate in any equity-based compensation plan, such as stock bonus or stock appreciation rights plans, as well as stock option plans, in which the Company's executives participate, pro rata to their respective base compensation, in the event that the Company adopts any such plan.

4. **Confidentiality; No Conflict; No Competition**.

4.1. **Confidential Information**.

4.1.1. **"Confidential Information"**, as defined below, includes not only information disclosed by the Company to the Executive, but also information developed or learned by the Executive during the course of or as a result of employment by the Company which information shall be the property of the Company. Confidential Information includes all information that has or could have commercial value or other utility in the business in which the Company is engaged or contemplates engaging, and all information of which the unauthorized disclosure could be detrimental to the interests of the Company, whether or not such information is specifically labeled as Confidential Information by the Company. By way of example and without limitation, the Confidential Information of the Company includes confidential methods of operation and organization and prospective business relationships and business partners, except to the extent any such information is obtainable

from sources outside of the Company without breaching any contractual or other obligations.

4.1.2. The Executive shall not, either during his employment by the Company or at any time after termination of such employment, for whatever reason, impart or disclose any of such Confidential Information to any person, firm or entity other than the Company, or use any of such Confidential Information, directly or indirectly, for his own benefit or for the benefit of any person, firm or entity other than the Company. The Executive hereby acknowledges that the items included within the definition of Confidential Information in the Confidentiality Agreement are valuable assets of the Company and that the Company has a legitimate business interest in protecting the Confidential Information.

4.2 **No Conflict**. During the term of the Agreement, the Executive shall not: (i) engage in any activity which conflicts with the performance of the Executive's duties hereunder nor shall the Executive engage in any other business activity, whether or not such business activity is pursued for gain or profit, (a) if such outside business activities conflict with or materially interfere with the services required to be rendered to or on behalf of the Company; (b) breach any confidentiality obligations to the Company; or (c) deprive the Company of a business opportunity it otherwise may have exploited.

4.3 **No Solicitations**. Following the termination of the Executive's employment for any reason but solely during the Employment Term and for a period of twelve (12) months following the cessation of the Executive's employment with the Company for any reason, the Executive shall not solicit, directly or indirectly, for hiring or hire or in any other manner solicit or retain the services of, for Executive's account or the account of any of Executive's employers, any person who is at such time, or has been within one (1) year of such time, an executive of the Company and its affiliates unless that person was under contract with the Executive's new employer prior to such employer retaining or hiring the Executive.

4.4 **Corporate Opportunities**. The Executive agrees that during his employment hereunder he will not knowingly take any action which might divert from the Company or any subsidiary

or affiliate of the Company any opportunity which would be within the scope of any of the present business thereof.

4.5 **Protection of Reputation**. During the term of the Agreement and thereafter, the Executive and the Company each agree that neither will take any action which is intended, or would reasonably be expected, to harm the other's reputation or which would reasonably be expected to lead to unwanted or unfavorable publicity.

4.6 **Intellectual Property**. The Executive shall devote time and talent to the advancement of Virogentics' technology relating to the discovery, production, and application of Immunotherapy treatments and Nutraceutical products to be used against infectious diseases affecting humans and animals (herein the "Virogentics Intellectual Property"). The Company shall take appropriate steps to protect such Virogentics Intellectual Property through patenting and other means. Further developments made by the Executive covering advancements of such Virogentics Intellectual Property may be licensed to the Company under terms mutually agreeable by the Executive and the Company. Records, whether on paper or a computer storage device, of all memoranda, notes, records, charts, formulae, specifications, lists and other documents made, compiled or received, held, or used, by the Executive while employed by the Company concerning phases of the Company's business, trade secrets or Confidential Information produced by the Executive and relating to the business of the Company and relating specifically to the production and development of monoclonal antibodies and their therapeutic application shall be made available to the Company on the termination of the Executive's employment or at an earlier time on the request of the Company. The Company acknowledges and agrees that there may be memoranda, notes, records, charts, formulae, specifications, lists and other documents made, compiled or received, held, or used by the Executive prior to employment by the Company and that, at Executive's request, copies of same shall be delivered by the Company to the Executive on termination of the Executive's employment or at an earlier time on the request of the Executive.

4.7 **Non-competition**. In order to fully protect the Company's Proprietary Information, at all times during the Restricted

Period, the Executive shall not, directly or indirectly, perform or provide managerial or executive services on behalf of any person, entity or enterprise which is engaged in, or plans to engage in the United States that directly or indirectly competes with the Company's Business (for this purpose, the "COMPANY'S BUSINESS" is the business of development, manufacturing or distribution of biotechnology or pharmaceutical products, or any products or technology that competes with the Company's Business, without the prior written consent of the Board of Directors, provided that this provision shall not apply to the Executive's ownership or acquisition, solely as an investment, of securities of any issuer that is registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended, and that are listed or admitted for trading on any United States national securities exchange or that are quoted on the National Association of Securities Dealers Automated Quotations System, or any similar system or automated dissemination of quotations of securities prices in common use, so long as the Executive does not control, acquire a controlling interest in or become a member of a group which exercises direct or indirect control of, more than five percent (5%) of any class of capital stock of such corporation

4.8 **Injunctive Relief**. The Executive further recognizes and agrees that any material violation of his agreements in the Article 5 would cause such damage or injury to the Company as would be irreparable and the exact amount of damage would be impossible to ascertain; therefore the Executive agrees that notwithstanding anything to the contrary contained in the Agreement, the Company shall be entitled to seek injunctive relief from any court of competent jurisdiction restraining any further violation by the Executive of the Article 5. Such right to seek an injunction shall be cumulative and in addition to, and not in limitation of any other rights and remedies the Company may have in equity or at law.

4.9 **Reasonableness**. The Executive agrees that the provisions of the Article 4 are reasonable and necessary for the protection of the Company and that each provision herein set forth, including without limitation, the period of time, geographical area and types and scope of the restrictions on her activities specified therein, are intended to be and shall be divisible. If any provision of the Article 5 (including any sentence, clause or part

thereof) shall be held contrary to law or invalid or unenforceable in any respect, the remaining provisions shall not be affected but shall remain in full force and effect and the invalid or unenforceable provisions shall be deemed modified and amended to the extent necessary to render same valid and enforceable.

4.10 **Successors**. The Agreement shall be binding upon and inure to the benefit of the Company and its respective successors and assigns by merger, consolidation, transfer of business and properties or otherwise, and shall inure to the benefit of the Executive and his heirs and legal representatives.

Miscellaneous.

5.1 **Notices**. All notices and other communications to be made hereunder shall be in writing and shall be deemed to have been given when the same are either: (i) personally delivered; (ii) mailed, registered or certified mail, first class postage prepaid return receipt requested; or (iii) delivered by a reputable private overnight courier service utilizing a written receipt or other written proof of delivery, to the applicable party at the address set forth above. Any party refusing delivery of a notice shall be charged with knowledge of its contents.

5.2 **Definitions and Captions**. All captions and headings of paragraphs, subparagraphs and sections are not part of the Agreement and shall not be used for the interpretation or determination of the validity of the Agreement or any provision hereof.

5.3 **Names and Entities**. The masculine gender shall include the neuter genders, and the word "person" shall include an individual, a corporation, a partnership, a limited partnership, a limited liability partnership, a limited liability company and a trust. Whenever the singular is used in the Agreement the same shall include the plural when required by the context and vice versa.

5.4 **Severability**. In the event any one or more of the provisions of the Agreement shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect other provisions hereof, and the

Agreement shall be construed as if such invalid, illegal or unenforceable provision never had been contained herein.

5.5 **Governing Law**. The Agreement shall be construed in accordance with the laws of the State of Texas.

5.6 **Entire Agreement; Amendments**. The Agreement contains the entire understanding and agreement of the parties hereto with respect to the matters contained herein, and may not be amended or supplemented at any time unless by writing, executed by each of the said parties. Any agreement or understanding, written or otherwise, prior to the effective date of the Agreement between the Executive and the Company relating to the employment of the Executive is hereby terminated and discharged.

5.7 **Indemnification**. The Company shall indemnify the Executive against all losses, claims, expenses, or other liabilities of any nature arising by reason of the fact that he (a) is or was an officer, employee, or agent of the Company, the Company or any of their subsidiaries or affiliates, or (b) while a director, officer, employee or agent of the Company, the Company or any of their subsidiaries or affiliates, is or was serving at the request of the Employer as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another corporation, partnership, joint venture, trust, employee benefit plan or other entity, in each case to the fullest extent permitted under Texas law. Without limiting the foregoing, the Executive shall be entitled to payment of reasonable costs and expenses including attorney's fees in the defense of any action or proceeding arising out of his employment, subject to the provisions of the Texas General Corporation Law.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed the Agreement or caused their duly authorized officers to execute the Agreement on date set forth above.

Virogentics, Inc.

By: ________________________________

Its: ________________________________

____

EXECUTIVE:

Diana Zhabilov

Exhibit 7

TO THE BUSINESS COMBINATION AGREEMENT AMONG SAGALIAM ACQUISTION CORP. BIOGENYSIS, INC., VIROGENTICS, INC., AND THE SUBSIDIARY SHAREHOLERS

ESCROW AGREEMENT

To be provided only if required by final business combination Agreement

Exhibit 8

TO THE BUSINESS COMBINATION AGREEMENT AMONG SAGALIAM ACQUISTION CORP. BIOGENYSIS, INC., VIROGENTICS, INC., AND THE SUBSIDIARY SHAREHOLERS

DEBT ASSUMPTION AGREEMENT
DEBT CANCELLATION AGREEMENTS

To be provided only if required by final Business combination Agreement

Exhibit 9

TO THE BUSINESS COMBINATION AGREEMENT AMONG SAGALIAM ACQUISTION CORP. BIOGENYSIS, INC., VIROGENTICS, INC., AND THE SUBSIDIARY SHAREHOLERS

PATENT LICENSE AGREEMENTS

This Patent License Agreement ("**Agreement**"), dated and effective on September 19, 2022 (the "**Effective Date**"), is by and between Joseph P. Cotropia and Gaurav Chandra (hereinafter "**Licensors**"), and Biogenysis, Inc., a Texas corporation, a wholly-owned subsidiary of Enzolytics, Inc., a Delaware corporation, (hereinafter "**Licensee**"), the Licensors and Licensee collectively referred to as the "Parties".

WHEREAS, Licensors are the sole and exclusive owner of and has the right to license the technology and inventions covered by and disclosed in the following Licensed Patents, including all patents issuing therefrom and any foreign counterparts thereof (herein the "**Licensed Patents**"):

PCT Patent Application No. PCT/US2022/016926

Based on U.S. Application No. 63/152084

Title: CORONAVIRUS ANTIGENS AND EPITOPES AND PROTEINS THAT BIND THERETO

Applicants/Inventors: Joseph COTROPIA and Gaurav CHANDRA

February 18, 2022

Foley Ref.: 116540-0111

PCT Patent Application No. PCT/US2022/020682

Based on U.S. Application No. 63/162853

Title: HUMAN IMMUNODEFICIENCY VIRUS (HIV) ANTIGENS AND EPITOPES AND PROTEINS THAT BIND THERETO

Applicant/Inventor(s): Joseph COTROPIA and Gaurav CHANDRA

Filed March 17, 2022

Foley Ref.: 116540-0112

PCT Patent Application No. PCT/US2022/43598

Based on U.S. Application No. 63/245,122

Title: NOVEL HIV-BINDING PEPTIDES

Filed September 15, 2022

Applicant/Inventors: Joseph P. COTROPIA and Gaurav CHANDRA

Foley Ref.: 116540-0113

and

WHEREAS, Licensee wishes to license the Licensed Patents and Licensors is willing to grant to Licensee a license to the Licensed Patents on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. For purposes of this Agreement, the following terms shall have the following meanings:

"Affiliate" of a Person means any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term "control" for purposes of this Agreement means the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and "controlled by" and "under common control with" have correlative meanings.

"Confidential Information" means all non-public, confidential or proprietary information of Licensors, or its Affiliates or Representatives, whether in oral, written, electronic or other form or media, whether or not such information is marked, designated or otherwise identified as "confidential" and includes the terms and existence of this Agreement and any information that, due to the nature of its subject matter or circumstances surrounding its disclosure, would reasonably be understood to be confidential or proprietary, including, specifically: (a) Licensors' unpatented inventions, ideas, methods and discoveries, know-how, trade secrets, unpublished patent applications, invention disclosures, invention summaries and other confidential intellectual property; (b) all other designs, specifications, documentation, components, source code, object code, images, icons, audiovisual components and objects, schematics, drawings, protocols, processes, and other visual depictions, in whole or in part, of any of the foregoing; and (c) all notes, analyses, compilations, reports, forecasts, studies, samples, data, statistics, summaries, interpretations and other materials prepared by or for the Licensee, its Affiliates or its Representatives that contain, are based on, or otherwise reflect or are derived from any of the foregoing in whole or in part.

Confidential Information does not include information that Licensee can demonstrate by documentation: (i) was already known to Licensee without restriction on use or disclosure prior to the Effective Date; (ii) was or is independently developed by Licensee without reference to or use of any Confidential Information; (iii) was or becomes generally known by the public other than by breach of this Agreement by, or other wrongful act of, Licensee, its Affiliates or any of its Representatives; or (iv) was received by Licensee from a third party who was not, at the time, under any obligation to Licensors or any other Person to maintain the confidentiality of such information.

No Confidential Information is included in any of the foregoing exceptions merely because it comprises or relates to the same general subject matter as a specific item of disclosure falling within such exceptions, nor is any general subject matter of Confidential Information within any of the foregoing exceptions merely because one or more specific items comprising or relating to such subject matter fall within such exceptions.

"Effective Date" has the meaning set forth in the preamble.

"Governmental Authority" means any federal, state, national, supranational, local or other government, whether domestic or foreign, including any subdivision, department, agency, instrumentality, authority (including any regulatory authority), commission, board or bureau thereof, or any court, tribunal or arbitrator.

"Improvement" means any improvements made by or for Licensee or Licensors to technology disclosed and/or claimed in the Licensed Patents.

"Invention" means the product, system and methods defined in the Licensed Patents.

"Law" means any statute, law, ordinance, regulation, rule, code, order, constitution, treaty, common law, judgment, decree, other requirement or rule of law of any federal, state, local or foreign government or political subdivision thereof, or any arbitrator, court or tribunal of competent jurisdiction.

"Licensed Patents" has the meaning set forth in the preamble.

"Licensed Product" has the meaning of any product, method or process or part thereof, the making, the manufacture, use, offer for sale, sale, lease, rental, export or import of which: (a) is covered by a valid claim of a currently pending, an issued, unexpired Licensed Patents directed to the Invention. A claim of an issued, unexpired Licensed Patents shall be presumed to be valid unless and until it has been held to be invalid by a final judgment of a court of competent jurisdiction from which no appeal can be or is taken; or (b) is covered by any claim being prosecuted in a pending application directed to the Invention.

"Licensors" has the meaning set forth in the preamble.

"Person(s)" means an individual, corporation, partnership, joint venture, limited liability company, governmental authority, unincorporated organization, trust, association or other entity.

"Representatives" means a Party's and its Affiliates' employees, officers, directors, consultants and legal advisors.

"Sublicensee or Sublicensees" means any Person to whom or which Licensee grants a sublicense, in whole or in part, under this Agreement.

2. Grant.

2.1 Patent License. Subject to the terms and conditions of this Agreement, Licensors hereby grants to Licensee a worldwide, nontransferable, nonsublicensable (except as expressly permitted under Section 3), exclusive right and license under the Licensed Patents to make, have made, use, offer to sell, sell, lease, rent, export and import products or services for a term commencing as of Effective Date and ending on the expiration of the last to expire of the Licensed Patents or Patents. This license shall not extend to any third party, subsidiary, or division of Licensee without the prior written consent of the Licensors.

3. Grant Limitation.

3.1 Grant. Except for the rights and licenses granted by Licensors under Section 36.1, this Agreement does not grant to Licensee or any other Person any right, title or interest (including any license to Improvements or any other patent applications or patents claiming Improvements), by implication, estoppel, or otherwise. Without limitation of the foregoing, nothing in this Agreement shall be construed as granting by implication, estoppel, or otherwise, any right, title or interest in, to or under any Licensors patents other than the Licensed Patents regardless of whether such other patents are dominant or subordinate to any Licensed Patents. All rights, titles and interests not specifically and expressly granted by Licensors hereunder are hereby reserved.

4. Commercial Application (Diligence)

4.1 Licensee agrees to use all reasonable efforts and diligence to proceed with the development, the making, manufacture, use, practice, sale or lease, export or import, and/or sublicensing of the Licensed Patents, and to diligently develop markets therefor. The failure by the Licensee to make a good faith effort to comply with this obligation shall be the basis for termination of the license rights granted herein.

5. Patent Royalties and Required Reports

5.1 Patent Royalty Amounts – As consideration for the grant of exclusive rights to the Licensed Patent, Licensee will pay fifteen (15) percent of the gross revenues derived from the making, manufacture, use, practice, sale or lease, export or import, and/or sublicensing of the Licensed Product (the "Patent Royalty"), such payment to me made to the following BioClonetics shareholders in the following percentages:

(a) Joseph P. Cotropia – 33.3%
(b) Charles S. Cotropia – 33.3%
(c) Gaurav Chandra – 33.3%

5.2 Patent Royalty Reports – Licensee agrees to provide Licensors, within thirty (30) days after the end of each calendar quarter and within ten (10) days after the expiration or termination

of this Agreement, a report of the gross revenues derived from the making, manufacture, use, practice, sale or lease, export or import, and/or sublicensing of the Licensed Product ("Quarterly Patent Royalty Reports").

6. Auditable Records

Licensee shall keep true, accurate and consistent records containing regular entries relating to the gross revenues derived from the making, manufacture, use, practice, sale or lease, export or import, and/or sublicensing of the Licensed Product by country (if applicable). These records shall be available for examination during normal business hours by accountants representing Licensors, who shall be entitled to perform an audit and to make copies and extracts and to receive any explanations that may reasonably be requested.

7. Sublicensing.

7.1 Sublicense Grant. Licensee shall not have the right to sublicense all or any of its licensed rights to and under the Licensed Patents to any Sublicensee without the express prior written consent of Licensors in which Licensors grant to Licensee such right subject to the terms and conditions in this Agreement, including, without limitation, the express limitations set forth in Section 3.

8. Improvements. Any Improvements shall be the property of the Licensors and Licensors shall have sole and absolute discretion as to whether and how to seek protection for any such Improvements.

9. Patent Prosecution and Maintenance. For each patent and patent application included as the Licensed Patents, Licensors shall be solely responsible for, and make all decisions concerning, the preparation, filing, and prosecution thereof and notify Licensee of any additions or deletions and ay changes in the status of any Licensed Patent. All maintenance costs for issued Licensed Patents shall be paid by Licensee during the term of this Agreement. Any additional future expenses in respect of the Licensed Patents shall be paid by Licensee during the term of this Agreement.

10. Enforcement of Licensed Patents and Third-party Infringement Claims.

10.1 Notice of Infringement or Third-party Claims. If (a) either Party reasonably believes that a Licensed Patent is being infringed or misappropriated by a third party, or (b) if a third party alleges that the Licensed Patent is invalid or unenforceable or claims that the subject matter of the Licensed Product, or its use, development, manufacture or sale infringes such third party's intellectual property rights, the Party possessing such belief or awareness of such claims shall promptly provide written notice to the other party and provide it with all details of such infringement or claim, as applicable, that are known by such Party.

10.2 Right to Bring Action or Defend.

(a) Licensors have the sole right and discretion to prevent or abate any actual or threatened misappropriation or infringement and attempt to resolve any claims relating to the Licensed Patents, including by (i) prosecuting or defending any opposition, derivation, interference, declaratory judgment, federal district court, U.S. International Trade Commission or

other proceeding of any kind, and (ii) taking any other lawful action that Licensors, in its sole discretion, believes is reasonably necessary, to protect, enforce or defend the Licensed Patents. Licensors has the right to prosecute or defend any such proceeding in Licensors' name or, if required by applicable Law or otherwise necessary or desirable for such purposes, in the name of Licensee and may join Licensee as a party. Licensors shall bear its own costs and expenses in all such proceedings and have the right to control the conduct thereof and be represented by counsel of its own choice therein.

(b) Licensee shall and hereby does irrevocably and unconditionally waive any objection to Licensors' joinder of Licensee to any proceeding described in Section 44.2(a) on any grounds whatsoever, including on the grounds of personal jurisdiction, venue or *forum non conveniens*. If Licensors bring or defends any such proceeding, Licensee shall cooperate in all respects with Licensors in the conduct thereof, and assist in all reasonable ways, including having its employees testify when requested and make available for discovery or trial exhibit relevant records, papers, information, samples, specimens, and the like at Licensee's own cost.

10.3 No Obligation to Sue. Licensors shall have no obligation to bring any suit, action or other proceeding against any alleged infringer of the Licensed Patents.

10.4 Recovery and Settlement. If Licensors undertake the enforcement or defense of the Licensed Patents:

(a) any recovery, damages or settlement derived from such suit, action or other proceeding shall be retained in its entirety by Licensors; and

(b) Licensors may settle any such suit, action or other proceeding, whether by consent order, settlement or other voluntary final disposition, without the prior written approval of Licensee or any Sublicensee.

10.5 March-in Rights. If any suit, action or other proceeding alleging invalidity or non-infringement of the Licensed Patents is brought against Licensee or any Sublicensee, Licensors, at its option, shall have the right, within ten (10) Business Days after commencement of such suit, action or other proceeding, to intervene and take over the sole defense of the suit, action or other proceeding at its own expense.

11. Compliance with Laws.

11.1 Patent Marking. Licensee and any Sublicensee shall comply with the patent marking provisions of 35 USC § 287(a) by marking all Licensed Products with the word "patent" or the abbreviation "pat." and either the numbers of the relevant Licensed Patents or a web address that is freely accessible to the public and that associates the Licensed Product with the Licensed Patents.

11.2 Regulatory Clearance. Licensee itself or through any of its Sublicensees shall, at Licensee's or Sublicensees' expense, comply with all regulations and safety standards concerning the Licensed Product developed and commercialized by or under the authority of Licensee and obtain all necessary governmental approvals for the development, production, distribution, sale and use of the Licensed Product developed and commercialized by or under the authority of

Licensee, including any safety or clinical studies. Licensee shall have responsibility for and provide suitable warning labels, packaging and instructions as to the use for such Licensed Product.

12. Confidentiality.

12.1 Confidentiality Obligations. Licensee (the **"Receiving Party"**) acknowledges that in connection with this Agreement it will gain access to Confidential Information of Licensors (the **"Disclosing Party"**). As a condition to being provided with Confidential Information, the Receiving Party shall:

(a) not use the Disclosing Party's Confidential Information other than as strictly necessary to exercise its rights and perform its obligations under this Agreement; and

(b) maintain the Disclosing Party's Confidential Information in strict confidence and, subject to Section 46.2, not disclose the Disclosing Party's Confidential Information without the Disclosing Party's prior written consent, provided, however, the Receiving Party may disclose the Confidential Information to its Representatives who:

(i) have a need to know the Confidential Information for purposes of the Receiving Party's performance, or exercise of its rights concerning the Confidential Information, under this Agreement;

(ii) have been apprised of this restriction; and

(iii) are themselves bound by written nondisclosure agreements at least as restrictive as those set forth in Section 46.1, provided further that the Receiving Party shall be responsible for ensuring its Representatives' compliance with, and shall be liable for any breach by its Representatives of, Section 46.1.

The Receiving Party shall use reasonable care, at least as protective as the efforts it uses for its own confidential information, to safeguard the Disclosing Party's Confidential Information from use or disclosure other than as permitted hereby.

12.2 Exceptions. If the Receiving Party becomes legally compelled to disclose any Confidential Information, the Receiving Party shall:

(a) provide prompt written notice to the Disclosing Party so that the Disclosing Party may seek a protective order or other appropriate remedy or waive its rights under Section 46; and

(b) disclose only the portion of Confidential Information that it is legally required to furnish.

If a protective order or other remedy is not obtained, or the Disclosing Party waives compliance under Section 46, the Receiving Party shall, at the Disclosing Party's expense, use reasonable efforts to obtain assurance that confidential treatment will be afforded the Confidential Information.

13. Representations and Warranties.

13.1 Mutual Representations and Warranties. Each Party represents and warrants to the other Party that as of the Effective Date:

(a) it is duly organized, validly existing and in good standing as a corporation or other entity as represented herein under the laws and regulations of its jurisdiction of incorporation, organization or chartering;

(b) it has, and throughout the licensed term shall retain, the full right, power and authority to enter into this Agreement and to perform its obligations hereunder;

(c) the execution of this Agreement by its Representative whose signature is set forth at the end hereof has been duly authorized by all necessary corporate and/or organizational action of the Party; and

(d) when executed and delivered by such party, this Agreement shall constitute the legal, valid and binding obligation of that Party, enforceable against that Party in accordance with its terms.

13.2 Disclaimer of Licensors Representations and Warranties. LICENSORS EXPRESSLY DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES, WHETHER WRITTEN, ORAL, EXPRESS, IMPLIED STATUTORY OR OTHERWISE, CONCERNING THE VALIDITY, ENFORCEABILITY AND SCOPE OF THE LICENSED PATENTS, THE ACCURACY, COMPLETENESS, SAFETY, USEFULNESS FOR ANY PURPOSE OR, LIKELIHOOD OF SUCCESS (COMMERCIAL, REGULATORY OR OTHER) OF THE LICENSED PRODUCT AND ANY OTHER TECHNICAL INFORMATION, TECHNIQUES, MATERIALS, METHODS, PRODUCTS, PROCESSES OR PRACTICES AT ANY TIME MADE AVAILABLE BY LICENSORS INCLUDING ALL IMPLIED WARRANTIES OF MERCHANTABILITY, QUALITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT AND WARRANTIES ARISING FROM A COURSE OF DEALING, COURSE OF PERFORMANCE, USAGE OR TRADE PRACTICE. WITHOUT LIMITATION TO THE FOREGOING, LICENSORS SHALL HAVE NO LIABILITY WHATSOEVER TO LICENSEE OR ANY OTHER PERSON FOR OR ON ACCOUNT OF ANY INJURY, LOSS, OR DAMAGE, OF ANY KIND OR NATURE, SUSTAINED BY, OR ANY DAMAGE ASSESSED OR ASSERTED AGAINST, OR ANY OTHER LIABILITY INCURRED BY OR IMPOSED ON LICENSEE OR ANY OTHER PERSON, ARISING OUT OF OR IN CONNECTION WITH OR RESULTING FROM (A) THE MANUFACTURE, USE, OFFER FOR SALE, SALE, EXPORT OR IMPORT OF THE LICENSED PRODUCT, OR THE PRACTICE OF THE LICENSED PATENTS; (B) THE USE OF OR ANY ERRORS OF OMISSIONS IN ANY KNOW-HOW, TECHNICAL INFORMATION, TECHNIQUES, OR PRACTICES DISCLOSED BY LICENSORS; OR (C) ANY ADVERTISING OR OTHER PROMOTIONAL ACTIVITIES CONCERNING ANY OF THE FOREGOING.

14. Exclusion of Consequential and Other Indirect Damages. TO THE FULLEST EXTENT PERMITTED BY LAW, LICENSORS SHALL NOT BE LIABLE TO LICENSEE OR ANY OTHER PERSON FOR ANY INJURY TO OR LOSS OF GOODWILL, REPUTATION, BUSINESS, PRODUCTION, REVENUES, PROFITS, ANTICIPATED PROFITS, CONTRACTS OR OPPORTUNITIES (REGARDLESS OF HOW THESE ARE CLASSIFIED

AS DAMAGES), OR FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, EXEMPLARY, SPECIAL, PUNITIVE OR ENHANCED DAMAGES WHETHER ARISING OUT OF BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY, PRODUCT LIABILITY OR OTHERWISE (INCLUDING THE ENTRY INTO, PERFORMANCE OR BREACH OF THIS AGREEMENT), REGARDLESS OF WHETHER SUCH LOSS OR DAMAGE WAS FORESEEABLE OR THE PARTY AGAINST WHOM SUCH LIABILITY IS CLAIMED HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSS OR DAMAGE, AND NOTWITHSTANDING THE FAILURE OF ANY AGREED OR OTHER REMEDY OF ITS ESSENTIAL PURPOSE.

15. Indemnification.

15.1 Licensee Indemnification. Licensee shall indemnify, defend and hold harmless Licensors and its Affiliates, and each of Licensors' and its Affiliates' respective officers, directors, employees, agents, successors and assigns against all Losses arising out of or resulting from any third party claim, suit, action or other proceeding related to or arising out of or resulting from (a) Licensee's breach of any representation, warranty, covenant or obligation under this Agreement, or (b) use by Licensee or its Sublicensee or any of the foregoing Persons' respective transferees of the Licensed Patents, or (c) any use, sale, transfer or other disposition by Licensee or its Sublicensee or any of the foregoing Persons' respective transferees of the Licensed Product or any other products made by use of the Licensed Patents (each, an "**Action**").

15.2 Indemnification Procedure. Licensors shall promptly notify Licensee in writing of any Action and cooperate with Licensee at Licensee's sole cost and expense. Subject to Section 44, Licensee shall immediately take control of the defense and investigation of the Action and shall employ counsel reasonably acceptable to Licensors to handle and defend the Action, at Licensee's sole cost and expense. Licensee shall not settle any Action in a manner that adversely affects the rights of Licensors or their Affiliates without Licensors' or its Affiliates' prior written consent. Licensors' or their Affiliates' failure to perform any obligations under Section 49.2 shall not relieve Licensee of its obligation under Section 49 except to the extent that Licensee can demonstrate that it has been materially prejudiced as a result of the failure. Licensors may participate in and observe the proceedings at its own cost and expense with counsel of its own choosing.

16. Term and Termination.

16.1 Survival. The rights and obligations of the Parties set forth in Section 1 (Definitions), Section 5 (Improvements), Section 46 (Confidentiality), Section 47 (Representations and Warranties), Section 49 (Indemnification), and Section 14 (Miscellaneous), and any right, obligation or required performance of the Parties in this Agreement which, by its express terms or nature and context is intended to survive termination or expiration of this Agreement, shall survive any such termination or expiration.

17. Miscellaneous.

17.1 Further Assurances. Each Party shall, and shall cause their respective Affiliates to, upon the request, and at the sole cost and expense, of the other Party, promptly execute such documents and take such further actions as may be necessary to give full effect to the terms of this Agreement.

17.2 Independent Contractors. The relationship between the Parties is that of independent contractors. Nothing contained in this Agreement shall be construed as creating any agency, partnership, joint venture or other form of joint enterprise, employment or fiduciary relationship between the Parties, and neither Party shall have authority to contract for or bind the other Party in any manner whatsoever.

17.3 Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given in accordance with this Section:

If to Licensors: Joseph P. Cotropia

E-mail: cotropia@gmail.com

If to Licensee: Charles S. Cotropia

E-mail: csc@bioclonetics.com
Attention: Charles S. Cotropia

Notices sent shall be deemed effectively given: (a) when received, if delivered by hand (with written confirmation of receipt); (b) when received, if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail (in each case, with confirmation of transmission), if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (d) on the third (3rd) Business Day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid.

17.4 Interpretation. For purposes of this Agreement: (a) the words "include," "includes" and "including" shall be deemed to be followed by the words "without limitation"; (b) the word "or" is not exclusive; and (c) the words "herein," "hereof," "hereby," "hereto" and "hereunder" refer to this Agreement as a whole.

Unless the context otherwise requires, references herein: (i) to Sections refer to the Sections of this Agreement; (ii) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof; and (iii) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

17.5 Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

17.6 Entire Agreement. This Agreement, together with any documents incorporated herein by reference, constitutes the sole and entire agreement of the Parties with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.

17.7 Assignment. Licensee shall not assign or otherwise transfer any of its rights, or delegate or otherwise transfer any of its obligations or performance, under this Agreement, in each case whether voluntarily, involuntarily, by operation of law or otherwise, without Licensors' prior written consent, which consent Licensors may give or withhold in its sole discretion. No delegation or other transfer will relieve Licensee of any of its obligations or performance under this Agreement. Licensors may freely assign or otherwise transfer all or any of its rights, or delegate or otherwise transfer all or any of its obligations or performance, under this Agreement without Licensee's consent. This Agreement is binding upon and inures to the benefit of the Parties and their respective permitted successors and assigns.

17.8 No Third-Party Beneficiaries. This Agreement is for the sole benefit of the Parties and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Agreement.

17.9 Amendment; Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party hereto. No waiver by any Party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the waiving Party. Except as otherwise set forth in this Agreement, no failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

17.10 Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon a determination that any term or other provision is invalid, illegal or unenforceable, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

17.11 Governing Law; Submission to Jurisdiction.

(a) This Agreement and all related documents, and all matters arising out of or relating to this Agreement, are governed by, and construed in accordance with, the laws of the State of Texas, United States of America, without regard to the conflict of laws provisions thereof to the extent such principles or rules would require or permit the application of the laws of any jurisdiction other than those of the State of Texas.

(b) Any action, suit or other proceeding arising out of or related to this Agreement, the license granted hereunder, or the validity or enforceability or scope of any Licensed Patent claim, shall be instituted exclusively in the federal courts of the United States or the courts of the State of Texas in each case located in the city of Rockwall and County of Rockwall, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Service of process, summons, notice or other document by mail to such Party's address set forth herein shall be effective service of process for any action, suit or other proceeding brought in any such court.

17.12 Equitable Relief. Each Party acknowledges that a breach by the other Party of this Agreement may cause the non-breaching Party irreparable harm, for which an award of damages would not be adequate compensation and, in the event of such a breach or threatened breach, the non-breaching Party shall be entitled to seek equitable relief, including in the form of a restraining order, orders for preliminary or permanent injunction, specific performance and any other relief that may be available from any court, and the Parties hereby waive any requirement for the securing or posting of any bond or the showing of actual monetary damages in connection with such relief. These remedies shall not be deemed to be exclusive but shall be in addition to all other remedies available under this Agreement at law or in equity, subject to any express exclusions or limitations in this Agreement to the contrary.

17.13 Attorneys' Fees. In the event that any action, suit or other legal or administrative proceeding is instituted or commenced by either Party against the other Party arising out of or related to this Agreement, the prevailing Party shall be entitled to recover its reasonable attorneys' fees and court costs from the non-prevailing Party.

17.14 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission (to which a PDF copy is attached) shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the Effective Date.

LICENSORS:

By:

Joseph P. Cotropia

Name: Joseph P. Cotropia

By:

Name: Gaurav Chandra

Exhibit 7

TO THE BUSINESS COMBINATION AGREEMENT AMONG SAGALIAM ACQUISTION CORP. BIOGENYSIS, INC., VIROGENTICS, INC., AND THE SUBSIDIARY SHAREHOLERS

ESCROW AGREEMENT

To be provided only if required by final business combination Agreement

Exhibit 8

TO THE BUSINESS COMBINATION AGREEMENT AMONG SAGALIAM ACQUISTION CORP.
BIOGENYSIS, INC., VIROGENTICS, INC., AND THE SUBSIDIARY SHAREHOLERS

DEBT ASSUMPTION AGREEMENT
DEBT CANCELLATION AGREEMENTS

To be provided only if required by final Business combination Agreement

Exhibit 9

TO THE BUSINESS COMBINATION AGREEMENT AMONG SAGALIAM ACQUISTION CORP. BIOGENYSIS, INC., VIROGENTICS, INC., AND THE SUBSIDIARY SHAREHOLERS

PATENT LICENSE AGREEMENTS

This Patent License Agreement ("**Agreement**"), dated and effective on September 19, 2022 (the "**Effective Date**"), is by and between Joseph P. Cotropia and Gaurav Chandra (hereinafter "**Licensors**"), and Biogenysis, Inc., a Texas corporation, a wholly-owned subsidiary of Enzolytics, Inc., a Delaware corporation, (hereinafter "**Licensee**"), the Licensors and Licensee collectively referred to as the "Parties".

WHEREAS, Licensors are the sole and exclusive owner of and has the right to license the technology and inventions covered by and disclosed in the following Licensed Patents, including all patents issuing therefrom and any foreign counterparts thereof (herein the "**Licensed Patents**"):

PCT Patent Application No. PCT/US2022/016926

Based on U.S. Application No. 63/152084

Title: CORONAVIRUS ANTIGENS AND EPITOPES AND PROTEINS THAT BIND THERETO

Applicants/Inventors: Joseph COTROPIA and Gaurav CHANDRA

February 18, 2022

Foley Ref.: 116540-0111

PCT Patent Application No. PCT/US2022/020682

Based on U.S. Application No. 63/162853

Title: HUMAN IMMUNODEFICIENCY VIRUS (HIV) ANTIGENS AND EPITOPES AND PROTEINS THAT BIND THERETO

Applicant/Inventor(s): Joseph COTROPIA and Gaurav CHANDRA

Filed March 17, 2022

Foley Ref.: 116540-0112

PCT Patent Application No. PCT/US2022/43598

Based on U.S. Application No. 63/245,122

Title: NOVEL HIV-BINDING PEPTIDES

Filed September 15, 2022

Applicant/Inventors: Joseph P. COTROPIA and Gaurav CHANDRA

Foley Ref.: 116540-0113

and

WHEREAS, Licensee wishes to license the Licensed Patents and Licensors is willing to grant to Licensee a license to the Licensed Patents on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. For purposes of this Agreement, the following terms shall have the following meanings:

"**Affiliate**" of a Person means any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term "control" for purposes of this Agreement means the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and "controlled by" and "under common control with" have correlative meanings.

"**Confidential Information**" means all non-public, confidential or proprietary information of Licensors, or its Affiliates or Representatives, whether in oral, written, electronic or other form or media, whether or not such information is marked, designated or otherwise identified as "confidential" and includes the terms and existence of this Agreement and any information that, due to the nature of its subject matter or circumstances surrounding its disclosure, would reasonably be understood to be confidential or proprietary, including, specifically: (a) Licensors' unpatented inventions, ideas, methods and discoveries, know-how, trade secrets, unpublished patent applications, invention disclosures, invention summaries and other confidential intellectual property; (b) all other designs, specifications, documentation, components, source code, object code, images, icons, audiovisual components and objects, schematics, drawings, protocols, processes, and other visual depictions, in whole or in part, of any of the foregoing; and (c) all notes, analyses, compilations, reports, forecasts, studies, samples, data, statistics, summaries, interpretations and other materials prepared by or for the Licensee, its Affiliates or its Representatives that contain, are based on, or otherwise reflect or are derived from any of the foregoing in whole or in part.

Confidential Information does not include information that Licensee can demonstrate by documentation: (i) was already known to Licensee without restriction on use or disclosure prior to the Effective Date; (ii) was or is independently developed by Licensee without reference to or use of any Confidential Information; (iii) was or becomes generally known by the public other than by breach of this Agreement by, or other wrongful act of, Licensee, its Affiliates or any of its Representatives; or (iv) was received by Licensee from a third party who was not, at the time, under any obligation to Licensors or any other Person to maintain the confidentiality of such information.

No Confidential Information is included in any of the foregoing exceptions merely because it comprises or relates to the same general subject matter as a specific item of disclosure falling within such exceptions, nor is any general subject matter of Confidential Information within any of the foregoing exceptions merely because one or more specific items comprising or relating to such subject matter fall within such exceptions.

"**Effective Date**" has the meaning set forth in the preamble.

"**Governmental Authority**" means any federal, state, national, supranational, local or other government, whether domestic or foreign, including any subdivision, department, agency, instrumentality, authority (including any regulatory authority), commission, board or bureau thereof, or any court, tribunal or arbitrator.

"**Improvement**" means any improvements made by or for Licensee or Licensors to technology disclosed and/or claimed in the Licensed Patents.

"Invention" means the product, system and methods defined in the Licensed Patents.

"**Law**" means any statute, law, ordinance, regulation, rule, code, order, constitution, treaty, common law, judgment, decree, other requirement or rule of law of any federal, state, local or foreign government or political subdivision thereof, or any arbitrator, court or tribunal of competent jurisdiction.

"**Licensed Patents**" has the meaning set forth in the preamble.

"Licensed Product" has the meaning of any product, method or process or part thereof, the making, the manufacture, use, offer for sale, sale, lease, rental, export or import of which: (a) is covered by a valid claim of a currently pending, an issued, unexpired Licensed Patents directed to the Invention. A claim of an issued, unexpired Licensed Patents shall be presumed to be valid unless and until it has been held to be invalid by a final judgment of a court of competent jurisdiction from which no appeal can be or is taken; or (b) is covered by any claim being prosecuted in a pending application directed to the Invention.

"**Licensors**" has the meaning set forth in the preamble.

"**Person(s)**" means an individual, corporation, partnership, joint venture, limited liability company, governmental authority, unincorporated organization, trust, association or other entity.

"Representatives" means a Party's and its Affiliates' employees, officers, directors, consultants and legal advisors.

"Sublicensee or Sublicensees" means any Person to whom or which Licensee grants a sublicense, in whole or in part, under this Agreement.

2. Grant.

2.1 Patent License. Subject to the terms and conditions of this Agreement, Licensors hereby grants to Licensee a worldwide, nontransferable, nonsublicensable (except as expressly permitted under Section 3), exclusive right and license under the Licensed Patents to make, have made, use, offer to sell, sell, lease, rent, export and import products or services for a term commencing as of Effective Date and ending on the expiration of the last to expire of the Licensed Patents or Patents. This license shall not extend to any third party, subsidiary, or division of Licensee without the prior written consent of the Licensors.

3. Grant Limitation.

3.1 Grant. Except for the rights and licenses granted by Licensors under Section 36.1, this Agreement does not grant to Licensee or any other Person any right, title or interest (including any license to Improvements or any other patent applications or patents claiming Improvements), by implication, estoppel, or otherwise. Without limitation of the foregoing, nothing in this Agreement shall be construed as granting by implication, estoppel, or otherwise, any right, title or interest in, to or under any Licensors patents other than the Licensed Patents regardless of whether such other patents are dominant or subordinate to any Licensed Patents. All rights, titles and interests not specifically and expressly granted by Licensors hereunder are hereby reserved.

4. Commercial Application (Diligence)

4.1 Licensee agrees to use all reasonable efforts and diligence to proceed with the development, the making, manufacture, use, practice, sale or lease, export or import, and/or sublicensing of the Licensed Patents, and to diligently develop markets therefor. The failure by the Licensee to make a good faith effort to comply with this obligation shall be the basis for termination of the license rights granted herein.

5. Patent Royalties and Required Reports

5.1 Patent Royalty Amounts – As consideration for the grant of exclusive rights to the Licensed Patent, Licensee will pay fifteen (15) percent of the gross revenues derived from the making, manufacture, use, practice, sale or lease, export or import, and/or sublicensing of the Licensed Product (the "Patent Royalty"), such payment to me made to the following BioClonetics shareholders in the following percentages:

(a) Joseph P. Cotropia – 33.3%
(b) Charles S. Cotropia – 33.3%
(c) Gaurav Chandra – 33.3%

5.2 Patent Royalty Reports – Licensee agrees to provide Licensors, within thirty (30) days after the end of each calendar quarter and within ten (10) days after the expiration or termination

of this Agreement, a report of the gross revenues derived from the making, manufacture, use, practice, sale or lease, export or import, and/or sublicensing of the Licensed Product ("Quarterly Patent Royalty Reports").

6. Auditable Records

Licensee shall keep true, accurate and consistent records containing regular entries relating to the gross revenues derived from the making, manufacture, use, practice, sale or lease, export or import, and/or sublicensing of the Licensed Product by country (if applicable). These records shall be available for examination during normal business hours by accountants representing Licensors, who shall be entitled to perform an audit and to make copies and extracts and to receive any explanations that may reasonably be requested.

7. Sublicensing.

7.1 Sublicense Grant. Licensee shall not have the right to sublicense all or any of its licensed rights to and under the Licensed Patents to any Sublicensee without the express prior written consent of Licensors in which Licensors grant to Licensee such right subject to the terms and conditions in this Agreement, including, without limitation, the express limitations set forth in Section 3.

8. Improvements. Any Improvements shall be the property of the Licensors and Licensors shall have sole and absolute discretion as to whether and how to seek protection for any such Improvements.

9. Patent Prosecution and Maintenance. For each patent and patent application included as the Licensed Patents, Licensors shall be solely responsible for, and make all decisions concerning, the preparation, filing, and prosecution thereof and notify Licensee of any additions or deletions and ay changes in the status of any Licensed Patent. All maintenance costs for issued Licensed Patents shall be paid by Licensee during the term of this Agreement. Any additional future expenses in respect of the Licensed Patents shall be paid by Licensee during the term of this Agreement.

10. Enforcement of Licensed Patents and Third-party Infringement Claims.

10.1 Notice of Infringement or Third-party Claims. If (a) either Party reasonably believes that a Licensed Patent is being infringed or misappropriated by a third party, or (b) if a third party alleges that the Licensed Patent is invalid or unenforceable or claims that the subject matter of the Licensed Product, or its use, development, manufacture or sale infringes such third party's intellectual property rights, the Party possessing such belief or awareness of such claims shall promptly provide written notice to the other party and provide it with all details of such infringement or claim, as applicable, that are known by such Party.

10.2 Right to Bring Action or Defend.

(a) Licensors have the sole right and discretion to prevent or abate any actual or threatened misappropriation or infringement and attempt to resolve any claims relating to the Licensed Patents, including by (i) prosecuting or defending any opposition, derivation, interference, declaratory judgment, federal district court, U.S. International Trade Commission or

other proceeding of any kind, and (ii) taking any other lawful action that Licensors, in its sole discretion, believes is reasonably necessary, to protect, enforce or defend the Licensed Patents. Licensors has the right to prosecute or defend any such proceeding in Licensors' name or, if required by applicable Law or otherwise necessary or desirable for such purposes, in the name of Licensee and may join Licensee as a party. Licensors shall bear its own costs and expenses in all such proceedings and have the right to control the conduct thereof and be represented by counsel of its own choice therein.

(b) Licensee shall and hereby does irrevocably and unconditionally waive any objection to Licensors' joinder of Licensee to any proceeding described in Section 44.2(a) on any grounds whatsoever, including on the grounds of personal jurisdiction, venue or *forum non conveniens*. If Licensors bring or defends any such proceeding, Licensee shall cooperate in all respects with Licensors in the conduct thereof, and assist in all reasonable ways, including having its employees testify when requested and make available for discovery or trial exhibit relevant records, papers, information, samples, specimens, and the like at Licensee's own cost.

10.3 No Obligation to Sue. Licensors shall have no obligation to bring any suit, action or other proceeding against any alleged infringer of the Licensed Patents.

10.4 Recovery and Settlement. If Licensors undertake the enforcement or defense of the Licensed Patents:

(a) any recovery, damages or settlement derived from such suit, action or other proceeding shall be retained in its entirety by Licensors; and

(b) Licensors may settle any such suit, action or other proceeding, whether by consent order, settlement or other voluntary final disposition, without the prior written approval of Licensee or any Sublicensee.

10.5 March-in Rights. If any suit, action or other proceeding alleging invalidity or non-infringement of the Licensed Patents is brought against Licensee or any Sublicensee, Licensors, at its option, shall have the right, within ten (10) Business Days after commencement of such suit, action or other proceeding, to intervene and take over the sole defense of the suit, action or other proceeding at its own expense.

11. Compliance with Laws.

11.1 Patent Marking. Licensee and any Sublicensee shall comply with the patent marking provisions of 35 USC § 287(a) by marking all Licensed Products with the word "patent" or the abbreviation "pat." and either the numbers of the relevant Licensed Patents or a web address that is freely accessible to the public and that associates the Licensed Product with the Licensed Patents.

11.2 Regulatory Clearance. Licensee itself or through any of its Sublicensees shall, at Licensee's or Sublicensees' expense, comply with all regulations and safety standards concerning the Licensed Product developed and commercialized by or under the authority of Licensee and obtain all necessary governmental approvals for the development, production, distribution, sale and use of the Licensed Product developed and commercialized by or under the authority of

Licensee, including any safety or clinical studies. Licensee shall have responsibility for and provide suitable warning labels, packaging and instructions as to the use for such Licensed Product.

12. Confidentiality.

12.1 Confidentiality Obligations. Licensee (the "**Receiving Party**") acknowledges that in connection with this Agreement it will gain access to Confidential Information of Licensors (the "**Disclosing Party**"). As a condition to being provided with Confidential Information, the Receiving Party shall:

(a) not use the Disclosing Party's Confidential Information other than as strictly necessary to exercise its rights and perform its obligations under this Agreement; and

(b) maintain the Disclosing Party's Confidential Information in strict confidence and, subject to Section 46.2, not disclose the Disclosing Party's Confidential Information without the Disclosing Party's prior written consent, provided, however, the Receiving Party may disclose the Confidential Information to its Representatives who:

(i) have a need to know the Confidential Information for purposes of the Receiving Party's performance, or exercise of its rights concerning the Confidential Information, under this Agreement;

(ii) have been apprised of this restriction; and

(iii) are themselves bound by written nondisclosure agreements at least as restrictive as those set forth in Section 46.1, provided further that the Receiving Party shall be responsible for ensuring its Representatives' compliance with, and shall be liable for any breach by its Representatives of, Section 46.1.

The Receiving Party shall use reasonable care, at least as protective as the efforts it uses for its own confidential information, to safeguard the Disclosing Party's Confidential Information from use or disclosure other than as permitted hereby.

12.2 Exceptions. If the Receiving Party becomes legally compelled to disclose any Confidential Information, the Receiving Party shall:

(a) provide prompt written notice to the Disclosing Party so that the Disclosing Party may seek a protective order or other appropriate remedy or waive its rights under Section 46; and

(b) disclose only the portion of Confidential Information that it is legally required to furnish.

If a protective order or other remedy is not obtained, or the Disclosing Party waives compliance under Section 46, the Receiving Party shall, at the Disclosing Party's expense, use reasonable efforts to obtain assurance that confidential treatment will be afforded the Confidential Information.

13. Representations and Warranties.

13.1 Mutual Representations and Warranties. Each Party represents and warrants to the other Party that as of the Effective Date:

(a) it is duly organized, validly existing and in good standing as a corporation or other entity as represented herein under the laws and regulations of its jurisdiction of incorporation, organization or chartering;

(b) it has, and throughout the licensed term shall retain, the full right, power and authority to enter into this Agreement and to perform its obligations hereunder;

(c) the execution of this Agreement by its Representative whose signature is set forth at the end hereof has been duly authorized by all necessary corporate and/or organizational action of the Party; and

(d) when executed and delivered by such party, this Agreement shall constitute the legal, valid and binding obligation of that Party, enforceable against that Party in accordance with its terms.

13.2 Disclaimer of Licensors Representations and Warranties. LICENSORS EXPRESSLY DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES, WHETHER WRITTEN, ORAL, EXPRESS, IMPLIED STATUTORY OR OTHERWISE, CONCERNING THE VALIDITY, ENFORCEABILITY AND SCOPE OF THE LICENSED PATENTS, THE ACCURACY, COMPLETENESS, SAFETY, USEFULNESS FOR ANY PURPOSE OR, LIKELIHOOD OF SUCCESS (COMMERCIAL, REGULATORY OR OTHER) OF THE LICENSED PRODUCT AND ANY OTHER TECHNICAL INFORMATION, TECHNIQUES, MATERIALS, METHODS, PRODUCTS, PROCESSES OR PRACTICES AT ANY TIME MADE AVAILABLE BY LICENSORS INCLUDING ALL IMPLIED WARRANTIES OF MERCHANTABILITY, QUALITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT AND WARRANTIES ARISING FROM A COURSE OF DEALING, COURSE OF PERFORMANCE, USAGE OR TRADE PRACTICE. WITHOUT LIMITATION TO THE FOREGOING, LICENSORS SHALL HAVE NO LIABILITY WHATSOEVER TO LICENSEE OR ANY OTHER PERSON FOR OR ON ACCOUNT OF ANY INJURY, LOSS, OR DAMAGE, OF ANY KIND OR NATURE, SUSTAINED BY, OR ANY DAMAGE ASSESSED OR ASSERTED AGAINST, OR ANY OTHER LIABILITY INCURRED BY OR IMPOSED ON LICENSEE OR ANY OTHER PERSON, ARISING OUT OF OR IN CONNECTION WITH OR RESULTING FROM (A) THE MANUFACTURE, USE, OFFER FOR SALE, SALE, EXPORT OR IMPORT OF THE LICENSED PRODUCT, OR THE PRACTICE OF THE LICENSED PATENTS; (B) THE USE OF OR ANY ERRORS OF OMISSIONS IN ANY KNOW-HOW, TECHNICAL INFORMATION, TECHNIQUES, OR PRACTICES DISCLOSED BY LICENSORS; OR (C) ANY ADVERTISING OR OTHER PROMOTIONAL ACTIVITIES CONCERNING ANY OF THE FOREGOING.

14. Exclusion of Consequential and Other Indirect Damages. TO THE FULLEST EXTENT PERMITTED BY LAW, LICENSORS SHALL NOT BE LIABLE TO LICENSEE OR ANY OTHER PERSON FOR ANY INJURY TO OR LOSS OF GOODWILL, REPUTATION, BUSINESS, PRODUCTION, REVENUES, PROFITS, ANTICIPATED PROFITS, CONTRACTS OR OPPORTUNITIES (REGARDLESS OF HOW THESE ARE CLASSIFIED

AS DAMAGES), OR FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, EXEMPLARY, SPECIAL, PUNITIVE OR ENHANCED DAMAGES WHETHER ARISING OUT OF BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY, PRODUCT LIABILITY OR OTHERWISE (INCLUDING THE ENTRY INTO, PERFORMANCE OR BREACH OF THIS AGREEMENT), REGARDLESS OF WHETHER SUCH LOSS OR DAMAGE WAS FORESEEABLE OR THE PARTY AGAINST WHOM SUCH LIABILITY IS CLAIMED HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSS OR DAMAGE, AND NOTWITHSTANDING THE FAILURE OF ANY AGREED OR OTHER REMEDY OF ITS ESSENTIAL PURPOSE.

15. Indemnification.

15.1 Licensee Indemnification. Licensee shall indemnify, defend and hold harmless Licensors and its Affiliates, and each of Licensors' and its Affiliates' respective officers, directors, employees, agents, successors and assigns against all Losses arising out of or resulting from any third party claim, suit, action or other proceeding related to or arising out of or resulting from (a) Licensee's breach of any representation, warranty, covenant or obligation under this Agreement, or (b) use by Licensee or its Sublicensee or any of the foregoing Persons' respective transferees of the Licensed Patents, or (c) any use, sale, transfer or other disposition by Licensee or its Sublicensee or any of the foregoing Persons' respective transferees of the Licensed Product or any other products made by use of the Licensed Patents (each, an "**Action**").

15.2 Indemnification Procedure. Licensors shall promptly notify Licensee in writing of any Action and cooperate with Licensee at Licensee's sole cost and expense. Subject to Section 44, Licensee shall immediately take control of the defense and investigation of the Action and shall employ counsel reasonably acceptable to Licensors to handle and defend the Action, at Licensee's sole cost and expense. Licensee shall not settle any Action in a manner that adversely affects the rights of Licensors or their Affiliates without Licensors' or its Affiliates' prior written consent. Licensors' or their Affiliates' failure to perform any obligations under Section 49.2 shall not relieve Licensee of its obligation under Section 49 except to the extent that Licensee can demonstrate that it has been materially prejudiced as a result of the failure. Licensors may participate in and observe the proceedings at its own cost and expense with counsel of its own choosing.

16. Term and Termination.

16.1 Survival. The rights and obligations of the Parties set forth in Section 1 (Definitions), Section 5 (Improvements), Section 46 (Confidentiality), Section 47 (Representations and Warranties), Section 49 (Indemnification), and Section 14 (Miscellaneous), and any right, obligation or required performance of the Parties in this Agreement which, by its express terms or nature and context is intended to survive termination or expiration of this Agreement, shall survive any such termination or expiration.

17. Miscellaneous.

17.1 Further Assurances. Each Party shall, and shall cause their respective Affiliates to, upon the request, and at the sole cost and expense, of the other Party, promptly execute such documents and take such further actions as may be necessary to give full effect to the terms of this Agreement.

17.2 Independent Contractors. The relationship between the Parties is that of independent contractors. Nothing contained in this Agreement shall be construed as creating any agency, partnership, joint venture or other form of joint enterprise, employment or fiduciary relationship between the Parties, and neither Party shall have authority to contract for or bind the other Party in any manner whatsoever.

17.3 Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given in accordance with this Section:

If to Licensors:	Joseph P. Cotropia
	E-mail: cotropia@gmail.com
If to Licensee:	Charles S. Cotropia
	E-mail: csc@bioclonetics.com Attention: Charles S. Cotropia

Notices sent shall be deemed effectively given: (a) when received, if delivered by hand (with written confirmation of receipt); (b) when received, if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail (in each case, with confirmation of transmission), if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (d) on the third (3rd) Business Day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid.

17.4 Interpretation. For purposes of this Agreement: (a) the words "include," "includes" and "including" shall be deemed to be followed by the words "without limitation"; (b) the word "or" is not exclusive; and (c) the words "herein," "hereof," "hereby," "hereto" and "hereunder" refer to this Agreement as a whole.

Unless the context otherwise requires, references herein: (i) to Sections refer to the Sections of this Agreement; (ii) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof; and (iii) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

17.5 Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

17.6 Entire Agreement. This Agreement, together with any documents incorporated herein by reference, constitutes the sole and entire agreement of the Parties with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.

17.7 Assignment. Licensee shall not assign or otherwise transfer any of its rights, or delegate or otherwise transfer any of its obligations or performance, under this Agreement, in each case whether voluntarily, involuntarily, by operation of law or otherwise, without Licensors' prior written consent, which consent Licensors may give or withhold in its sole discretion. No delegation or other transfer will relieve Licensee of any of its obligations or performance under this Agreement. Licensors may freely assign or otherwise transfer all or any of its rights, or delegate or otherwise transfer all or any of its obligations or performance, under this Agreement without Licensee's consent. This Agreement is binding upon and inures to the benefit of the Parties and their respective permitted successors and assigns.

17.8 No Third-Party Beneficiaries. This Agreement is for the sole benefit of the Parties and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Agreement.

17.9 Amendment; Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party hereto. No waiver by any Party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the waiving Party. Except as otherwise set forth in this Agreement, no failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

17.10 Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon a determination that any term or other provision is invalid, illegal or unenforceable, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

17.11 Governing Law; Submission to Jurisdiction.

(a) This Agreement and all related documents, and all matters arising out of or relating to this Agreement, are governed by, and construed in accordance with, the laws of the State of Texas, United States of America, without regard to the conflict of laws provisions thereof to the extent such principles or rules would require or permit the application of the laws of any jurisdiction other than those of the State of Texas.

(b) Any action, suit or other proceeding arising out of or related to this Agreement, the license granted hereunder, or the validity or enforceability or scope of any Licensed Patent claim, shall be instituted exclusively in the federal courts of the United States or the courts of the State of Texas in each case located in the city of Rockwall and County of Rockwall, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Service of process, summons, notice or other document by mail to such Party's address set forth herein shall be effective service of process for any action, suit or other proceeding brought in any such court.

17.12 Equitable Relief. Each Party acknowledges that a breach by the other Party of this Agreement may cause the non-breaching Party irreparable harm, for which an award of damages would not be adequate compensation and, in the event of such a breach or threatened breach, the non-breaching Party shall be entitled to seek equitable relief, including in the form of a restraining order, orders for preliminary or permanent injunction, specific performance and any other relief that may be available from any court, and the Parties hereby waive any requirement for the securing or posting of any bond or the showing of actual monetary damages in connection with such relief. These remedies shall not be deemed to be exclusive but shall be in addition to all other remedies available under this Agreement at law or in equity, subject to any express exclusions or limitations in this Agreement to the contrary.

17.13 Attorneys' Fees. In the event that any action, suit or other legal or administrative proceeding is instituted or commenced by either Party against the other Party arising out of or related to this Agreement, the prevailing Party shall be entitled to recover its reasonable attorneys' fees and court costs from the non-prevailing Party.

17.14 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission (to which a PDF copy is attached) shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the Effective Date.

LICENSORS:

By:

Joseph P. Cotropia

Name: Joseph P. Cotropia

By:

Name: Gaurav Chandra

PATENT LICENSE AGREEMENT

This Patent License Agreement ("**Agreement**"), dated and effective on March 1, 2023 (the "**Effective Date**"), is by and between Joseph P. Cotropia and Gaurav Chandra (hereinafter "**Licensors**"), and Biogenysis, Inc., a Texas corporation, a wholly-owned subsidiary of Enzolytics, Inc., a Delaware corporation, (hereinafter "**Licensee**"), the Licensors and Licensee collectively referred to as the “Parties”.

WHEREAS, Licensors are the sole and exclusive owner of and has the right to license the technology and inventions covered by and disclosed in the following Licensed Patents, including all patents issuing therefrom and any foreign counterparts thereof (herein the "**Licensed Patents**"):

Provisional Application No. 63/449207

Title: Feline Leukemia Virus Antigens and Epitopes and Proteins That Bind thereto

Applicants/Inventors: Joseph COTROPIA and Gaurav CHANDRA

Filed March 1, 2023

Foley Ref.: 11650-0115

WHEREAS, Licensee wishes to license the Licensed Patents and Licensors is willing to grant to Licensee a license to the Licensed Patents on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

18. Definitions. For purposes of this Agreement, the following terms shall have the following meanings:

"**Affiliate**" of a Person means any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term "control" for purposes of this Agreement means the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and "controlled by" and "under common control with" have correlative meanings.

"**Confidential Information**" means all non-public, confidential or proprietary information of Licensors, or its Affiliates or Representatives, whether in oral, written, electronic or other form or media, whether or not such information is marked, designated or otherwise identified as "confidential" and includes the terms and existence of this Agreement and any information that, due to the nature of its subject matter or circumstances surrounding its disclosure, would reasonably be understood to be confidential or proprietary, including, specifically: (a) Licensors’ unpatented inventions, ideas, methods and discoveries, know-how, trade secrets, unpublished patent applications, invention disclosures, invention summaries and other confidential intellectual

property; (b) all other designs, specifications, documentation, components, source code, object code, images, icons, audiovisual components and objects, schematics, drawings, protocols, processes, and other visual depictions, in whole or in part, of any of the foregoing; and (c) all notes, analyses, compilations, reports, forecasts, studies, samples, data, statistics, summaries, interpretations and other materials prepared by or for the Licensee, its Affiliates or its Representatives that contain, are based on, or otherwise reflect or are derived from any of the foregoing in whole or in part.

Confidential Information does not include information that Licensee can demonstrate by documentation: (i) was already known to Licensee without restriction on use or disclosure prior to the Effective Date; (ii) was or is independently developed by Licensee without reference to or use of any Confidential Information; (iii) was or becomes generally known by the public other than by breach of this Agreement by, or other wrongful act of, Licensee, its Affiliates or any of its Representatives; or (iv) was received by Licensee from a third party who was not, at the time, under any obligation to Licensors or any other Person to maintain the confidentiality of such information.

No Confidential Information is included in any of the foregoing exceptions merely because it comprises or relates to the same general subject matter as a specific item of disclosure falling within such exceptions, nor is any general subject matter of Confidential Information within any of the foregoing exceptions merely because one or more specific items comprising or relating to such subject matter fall within such exceptions.

"**Effective Date**" has the meaning set forth in the preamble.

"**Governmental Authority**" means any federal, state, national, supranational, local or other government, whether domestic or foreign, including any subdivision, department, agency, instrumentality, authority (including any regulatory authority), commission, board or bureau thereof, or any court, tribunal or arbitrator.

"**Improvement**" means any improvements made by or for Licensee or Licensors to technology disclosed and/or claimed in the Licensed Patents.

“Invention” means the product, system and methods defined in the Licensed Patents.

"**Law**" means any statute, law, ordinance, regulation, rule, code, order, constitution, treaty, common law, judgment, decree, other requirement or rule of law of any federal, state, local or foreign government or political subdivision thereof, or any arbitrator, court or tribunal of competent jurisdiction.

"**Licensed Patents**" has the meaning set forth in the preamble.

"Licensed Product” has the meaning of any product, method or process or part thereof, the making, the manufacture, use, offer for sale, sale, lease, rental, export or import of which: (a) is covered by a valid claim of a currently pending, an issued, unexpired Licensed Patents directed to the Invention. A claim of an issued, unexpired Licensed Patents shall be presumed to be valid unless and until it has been held to be invalid by a final judgment of a court of competent

jurisdiction from which no appeal can be or is taken; or (b) is covered by any claim being prosecuted in a pending application directed to the Invention.

"**Licensors**" has the meaning set forth in the preamble.

"**Person(s)**" means an individual, corporation, partnership, joint venture, limited liability company, governmental authority, unincorporated organization, trust, association or other entity.

"**Representatives**" means a Party's and its Affiliates' employees, officers, directors, consultants and legal advisors.

"**Sublicensee or Sublicensees**" means any Person to whom or which Licensee grants a sublicense, in whole or in part, under this Agreement.

19. Grant.

19.1 Patent License. Subject to the terms and conditions of this Agreement, Licensors hereby grants to Licensee a worldwide, nontransferable, nonsublicensable (except as expressly permitted under Section 3), exclusive right and license under the Licensed Patents to make, have made, use, offer to sell, sell, lease, rent, export and import products or services for a term commencing as of Effective Date and ending on the expiration of the last to expire of the Licensed Patents or Patents. This license shall not extend to any third party, subsidiary, or division of Licensee without the prior written consent of the Licensors.

20. Grant Limitation.

20.1 Grant. Except for the rights and licenses granted by Licensors under Section 36.1, this Agreement does not grant to Licensee or any other Person any right, title or interest (including any license to Improvements or any other patent applications or patents claiming Improvements), by implication, estoppel, or otherwise. Without limitation of the foregoing, nothing in this Agreement shall be construed as granting by implication, estoppel, or otherwise, any right, title or interest in, to or under any Licensors patents other than the Licensed Patents regardless of whether such other patents are dominant or subordinate to any Licensed Patents. All rights, titles and interests not specifically and expressly granted by Licensors hereunder are hereby reserved.

21. Commercial Application (Diligence)

21.1 Licensee agrees to use all reasonable efforts and diligence to proceed with the development, the making, manufacture, use, practice, sale or lease, export or import, and/or sublicensing of the Licensed Patents, and to diligently develop markets therefor. The failure by the Licensee to make a good faith effort to comply with this obligation shall be the basis for termination of the license rights granted herein.

22. Patent Royalties and Required Reports

22.1 Patent Royalty Amounts – As consideration for the grant of exclusive rights to the Licensed Patent, Licensee will pay fifteen (15) percent of the gross revenues derived from the making, manufacture, use, practice, sale or lease, export or import, and/or sublicensing of the

Licensed Product (the "Patent Royalty"), such payment to me made to the following BioClonetics shareholders in the following percentages:

(a) Joseph P. Cotropia – 33.3%
(b) Charles S. Cotropia – 33.3%
(c) Gaurav Chandra – 33.3%

22.2 Patent Royalty Reports – Licensee agrees to provide Licensors, within thirty (30) days after the end of each calendar quarter and within ten (10) days after the expiration or termination of this Agreement, a report of the gross revenues derived from the making, manufacture, use, practice, sale or lease, export or import, and/or sublicensing of the Licensed Product ("Quarterly Patent Royalty Reports").

23. Auditable Records

Licensee shall keep true, accurate and consistent records containing regular entries relating to the gross revenues derived from the making, manufacture, use, practice, sale or lease, export or import, and/or sublicensing of the Licensed Product by country (if applicable). These records shall be available for examination during normal business hours by accountants representing Licensors, who shall be entitled to perform an audit and to make copies and extracts and to receive any explanations that may reasonably be requested.

24. Sublicensing.

24.1 Sublicense Grant. Licensee shall not have the right to sublicense all or any of its licensed rights to and under the Licensed Patents to any Sublicensee without the express prior written consent of Licensors in which Licensors grant to Licensee such right subject to the terms and conditions in this Agreement, including, without limitation, the express limitations set forth in Section 3.

25. Improvements. Any Improvements shall be the property of the Licensors and Licensors shall have sole and absolute discretion as to whether and how to seek protection for any such Improvements.

26. Patent Prosecution and Maintenance. For each patent and patent application included as the Licensed Patents, Licensors shall be solely responsible for, and make all decisions concerning, the preparation, filing, and prosecution thereof and notify Licensee of any additions or deletions and ay changes in the status of any Licensed Patent. All maintenance costs for issued Licensed Patents shall be paid by Licensee during the term of this Agreement. Any additional future expenses in respect of the Licensed Patents shall be paid by Licensee during the term of this Agreement.

27. Enforcement of Licensed Patents and Third-party Infringement Claims.

27.1 Notice of Infringement or Third-party Claims. If (a) either Party reasonably believes that a Licensed Patent is being infringed or misappropriated by a third party, or (b) if a third party alleges that the Licensed Patent is invalid or unenforceable or claims that the subject matter of the Licensed Product, or its use, development, manufacture or sale infringes such third party's intellectual property rights, the Party possessing such belief or awareness of such claims shall

promptly provide written notice to the other party and provide it with all details of such infringement or claim, as applicable, that are known by such Party.

27.2 Right to Bring Action or Defend.

(a) Licensors have the sole right and discretion to prevent or abate any actual or threatened misappropriation or infringement and attempt to resolve any claims relating to the Licensed Patents, including by (i) prosecuting or defending any opposition, derivation, interference, declaratory judgment, federal district court, U.S. International Trade Commission or other proceeding of any kind, and (ii) taking any other lawful action that Licensors, in its sole discretion, believes is reasonably necessary, to protect, enforce or defend the Licensed Patents. Licensors has the right to prosecute or defend any such proceeding in Licensors' name or, if required by applicable Law or otherwise necessary or desirable for such purposes, in the name of Licensee and may join Licensee as a party. Licensors shall bear its own costs and expenses in all such proceedings and have the right to control the conduct thereof and be represented by counsel of its own choice therein.

(b) Licensee shall and hereby does irrevocably and unconditionally waive any objection to Licensors' joinder of Licensee to any proceeding described in Section 44.2(a) on any grounds whatsoever, including on the grounds of personal jurisdiction, venue or *forum non conveniens*. If Licensors bring or defends any such proceeding, Licensee shall cooperate in all respects with Licensors in the conduct thereof, and assist in all reasonable ways, including having its employees testify when requested and make available for discovery or trial exhibit relevant records, papers, information, samples, specimens, and the like at Licensee's own cost.

27.3 No Obligation to Sue. Licensors shall have no obligation to bring any suit, action or other proceeding against any alleged infringer of the Licensed Patents.

27.4 Recovery and Settlement. If Licensors undertake the enforcement or defense of the Licensed Patents:

(a) any recovery, damages or settlement derived from such suit, action or other proceeding shall be retained in its entirety by Licensors; and

(b) Licensors may settle any such suit, action or other proceeding, whether by consent order, settlement or other voluntary final disposition, without the prior written approval of Licensee or any Sublicensee.

27.5 March-in Rights. If any suit, action or other proceeding alleging invalidity or non-infringement of the Licensed Patents is brought against Licensee or any Sublicensee, Licensors, at its option, shall have the right, within ten (10) Business Days after commencement of such suit, action or other proceeding, to intervene and take over the sole defense of the suit, action or other proceeding at its own expense.

28. Compliance with Laws.

28.1 Patent Marking. Licensee and any Sublicensee shall comply with the patent marking provisions of 35 USC § 287(a) by marking all Licensed Products with the word "patent" or the

abbreviation "pat." and either the numbers of the relevant Licensed Patents or a web address that is freely accessible to the public and that associates the Licensed Product with the Licensed Patents.

28.2 Regulatory Clearance. Licensee itself or through any of its Sublicensees shall, at Licensee's or Sublicensees' expense, comply with all regulations and safety standards concerning the Licensed Product developed and commercialized by or under the authority of Licensee and obtain all necessary governmental approvals for the development, production, distribution, sale and use of the Licensed Product developed and commercialized by or under the authority of Licensee, including any safety or clinical studies. Licensee shall have responsibility for and provide suitable warning labels, packaging and instructions as to the use for such Licensed Product.

29. Confidentiality.

29.1 Confidentiality Obligations. Licensee (the "**Receiving Party**") acknowledges that in connection with this Agreement it will gain access to Confidential Information of Licensors (the "**Disclosing Party**"). As a condition to being provided with Confidential Information, the Receiving Party shall:

(a) not use the Disclosing Party's Confidential Information other than as strictly necessary to exercise its rights and perform its obligations under this Agreement; and

(b) maintain the Disclosing Party's Confidential Information in strict confidence and, subject to Section 46.2, not disclose the Disclosing Party's Confidential Information without the Disclosing Party's prior written consent, provided, however, the Receiving Party may disclose the Confidential Information to its Representatives who:

(i) have a need to know the Confidential Information for purposes of the Receiving Party's performance, or exercise of its rights concerning the Confidential Information, under this Agreement;

(ii) have been apprised of this restriction; and

(iii) are themselves bound by written nondisclosure agreements at least as restrictive as those set forth in Section 46.1, provided further that the Receiving Party shall be responsible for ensuring its Representatives' compliance with, and shall be liable for any breach by its Representatives of, Section 46.1.

The Receiving Party shall use reasonable care, at least as protective as the efforts it uses for its own confidential information, to safeguard the Disclosing Party's Confidential Information from use or disclosure other than as permitted hereby.

29.2 Exceptions. If the Receiving Party becomes legally compelled to disclose any Confidential Information, the Receiving Party shall:

(a) provide prompt written notice to the Disclosing Party so that the Disclosing Party may seek a protective order or other appropriate remedy or waive its rights under Section 46; and

(b) disclose only the portion of Confidential Information that it is legally required to furnish.

If a protective order or other remedy is not obtained, or the Disclosing Party waives compliance under Section 46, the Receiving Party shall, at the Disclosing Party's expense, use reasonable efforts to obtain assurance that confidential treatment will be afforded the Confidential Information.

30. Representations and Warranties.

30.1 Mutual Representations and Warranties. Each Party represents and warrants to the other Party that as of the Effective Date:

(a) it is duly organized, validly existing and in good standing as a corporation or other entity as represented herein under the laws and regulations of its jurisdiction of incorporation, organization or chartering;

(b) it has, and throughout the licensed term shall retain, the full right, power and authority to enter into this Agreement and to perform its obligations hereunder;

(c) the execution of this Agreement by its Representative whose signature is set forth at the end hereof has been duly authorized by all necessary corporate and/or organizational action of the Party; and

(d) when executed and delivered by such party, this Agreement shall constitute the legal, valid and binding obligation of that Party, enforceable against that Party in accordance with its terms.

30.2 Disclaimer of Licensors Representations and Warranties. LICENSORS EXPRESSLY DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES, WHETHER WRITTEN, ORAL, EXPRESS, IMPLIED STATUTORY OR OTHERWISE, CONCERNING THE VALIDITY, ENFORCEABILITY AND SCOPE OF THE LICENSED PATENTS, THE ACCURACY, COMPLETENESS, SAFETY, USEFULNESS FOR ANY PURPOSE OR, LIKELIHOOD OF SUCCESS (COMMERCIAL, REGULATORY OR OTHER) OF THE LICENSED PRODUCT AND ANY OTHER TECHNICAL INFORMATION, TECHNIQUES, MATERIALS, METHODS, PRODUCTS, PROCESSES OR PRACTICES AT ANY TIME MADE AVAILABLE BY LICENSORS INCLUDING ALL IMPLIED WARRANTIES OF MERCHANTABILITY, QUALITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT AND WARRANTIES ARISING FROM A COURSE OF DEALING, COURSE OF PERFORMANCE, USAGE OR TRADE PRACTICE. WITHOUT LIMITATION TO THE FOREGOING, LICENSORS SHALL HAVE NO LIABILITY WHATSOEVER TO LICENSEE OR ANY OTHER PERSON FOR OR ON ACCOUNT OF ANY INJURY, LOSS, OR DAMAGE, OF ANY KIND OR NATURE, SUSTAINED BY, OR ANY DAMAGE ASSESSED OR ASSERTED AGAINST, OR ANY OTHER LIABILITY INCURRED BY OR IMPOSED ON LICENSEE OR ANY OTHER PERSON, ARISING OUT OF OR IN CONNECTION WITH OR RESULTING FROM (A) THE MANUFACTURE, USE, OFFER FOR SALE, SALE, EXPORT OR IMPORT OF THE LICENSED PRODUCT, OR THE PRACTICE OF THE LICENSED PATENTS; (B) THE USE OF OR ANY ERRORS OF

OMISSIONS IN ANY KNOW-HOW, TECHNICAL INFORMATION, TECHNIQUES, OR PRACTICES DISCLOSED BY LICENSORS; OR (C) ANY ADVERTISING OR OTHER PROMOTIONAL ACTIVITIES CONCERNING ANY OF THE FOREGOING.

31. Exclusion of Consequential and Other Indirect Damages. TO THE FULLEST EXTENT PERMITTED BY LAW, LICENSORS SHALL NOT BE LIABLE TO LICENSEE OR ANY OTHER PERSON FOR ANY INJURY TO OR LOSS OF GOODWILL, REPUTATION, BUSINESS, PRODUCTION, REVENUES, PROFITS, ANTICIPATED PROFITS, CONTRACTS OR OPPORTUNITIES (REGARDLESS OF HOW THESE ARE CLASSIFIED AS DAMAGES), OR FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, EXEMPLARY, SPECIAL, PUNITIVE OR ENHANCED DAMAGES WHETHER ARISING OUT OF BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY, PRODUCT LIABILITY OR OTHERWISE (INCLUDING THE ENTRY INTO, PERFORMANCE OR BREACH OF THIS AGREEMENT), REGARDLESS OF WHETHER SUCH LOSS OR DAMAGE WAS FORESEEABLE OR THE PARTY AGAINST WHOM SUCH LIABILITY IS CLAIMED HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSS OR DAMAGE, AND NOTWITHSTANDING THE FAILURE OF ANY AGREED OR OTHER REMEDY OF ITS ESSENTIAL PURPOSE.

32. Indemnification.

32.1 Licensee Indemnification. Licensee shall indemnify, defend and hold harmless Licensors and its Affiliates, and each of Licensors' and its Affiliates' respective officers, directors, employees, agents, successors and assigns against all Losses arising out of or resulting from any third party claim, suit, action or other proceeding related to or arising out of or resulting from (a) Licensee's breach of any representation, warranty, covenant or obligation under this Agreement, or (b) use by Licensee or its Sublicensee or any of the foregoing Persons' respective transferees of the Licensed Patents, or (c) any use, sale, transfer or other disposition by Licensee or its Sublicensee or any of the foregoing Persons' respective transferees of the Licensed Product or any other products made by use of the Licensed Patents (each, an "**Action**").

32.2 Indemnification Procedure. Licensors shall promptly notify Licensee in writing of any Action and cooperate with Licensee at Licensee's sole cost and expense. Subject to Section 44, Licensee shall immediately take control of the defense and investigation of the Action and shall employ counsel reasonably acceptable to Licensors to handle and defend the Action, at Licensee's sole cost and expense. Licensee shall not settle any Action in a manner that adversely affects the rights of Licensors or their Affiliates without Licensors' or its Affiliates' prior written consent. Licensors' or their Affiliates' failure to perform any obligations under Section 49.2 shall not relieve Licensee of its obligation under Section 49 except to the extent that Licensee can demonstrate that it has been materially prejudiced as a result of the failure. Licensors may participate in and observe the proceedings at its own cost and expense with counsel of its own choosing.

33. Term and Termination.

33.1 Survival. The rights and obligations of the Parties set forth in Section 1 (Definitions), Section 5 (Improvements), Section 46 (Confidentiality), Section 47 (Representations and Warranties), Section 49 (Indemnification), and Section 14 (Miscellaneous), and any right,

obligation or required performance of the Parties in this Agreement which, by its express terms or nature and context is intended to survive termination or expiration of this Agreement, shall survive any such termination or expiration.

34. Miscellaneous.

34.1 Further Assurances. Each Party shall, and shall cause their respective Affiliates to, upon the request, and at the sole cost and expense, of the other Party, promptly execute such documents and take such further actions as may be necessary to give full effect to the terms of this Agreement.

34.2 Independent Contractors. The relationship between the Parties is that of independent contractors. Nothing contained in this Agreement shall be construed as creating any agency, partnership, joint venture or other form of joint enterprise, employment or fiduciary relationship between the Parties, and neither Party shall have authority to contract for or bind the other Party in any manner whatsoever.

34.3 Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given in accordance with this Section:

If to Licensors:	Joseph P. Cotropia E-mail: cotropia@gmail.com
If to Licensee:	Charles S. Cotropia E-mail: csc@bioclonetics.com Attention: Charles S. Cotropia

Notices sent shall be deemed effectively given: (a) when received, if delivered by hand (with written confirmation of receipt); (b) when received, if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail (in each case, with confirmation of transmission), if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (d) on the third (3rd) Business Day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid.

34.4 Interpretation. For purposes of this Agreement: (a) the words "include," "includes" and "including" shall be deemed to be followed by the words "without limitation"; (b) the word "or" is not exclusive; and (c) the words "herein," "hereof," "hereby," "hereto" and "hereunder" refer to this Agreement as a whole.

Unless the context otherwise requires, references herein: (i) to Sections refer to the Sections of this Agreement; (ii) to an agreement, instrument or other document means such agreement,

instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof; and (iii) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

34.5 Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

34.6 Entire Agreement. This Agreement, together with any documents incorporated herein by reference, constitutes the sole and entire agreement of the Parties with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.

34.7 Assignment. Licensee shall not assign or otherwise transfer any of its rights, or delegate or otherwise transfer any of its obligations or performance, under this Agreement, in each case whether voluntarily, involuntarily, by operation of law or otherwise, without Licensors' prior written consent, which consent Licensors may give or withhold in its sole discretion. No delegation or other transfer will relieve Licensee of any of its obligations or performance under this Agreement. Licensors may freely assign or otherwise transfer all or any of its rights, or delegate or otherwise transfer all or any of its obligations or performance, under this Agreement without Licensee's consent. This Agreement is binding upon and inures to the benefit of the Parties and their respective permitted successors and assigns.

34.8 No Third-Party Beneficiaries. This Agreement is for the sole benefit of the Parties and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Agreement.

34.9 Amendment; Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party hereto. No waiver by any Party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the waiving Party. Except as otherwise set forth in this Agreement, no failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

34.10 Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon a determination that any term or other provision is invalid, illegal or unenforceable, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

34.11 Governing Law; Submission to Jurisdiction.

(a) This Agreement and all related documents, and all matters arising out of or relating to this Agreement, are governed by, and construed in accordance with, the laws of the State of Texas, United States of America, without regard to the conflict of laws provisions thereof to the extent such principles or rules would require or permit the application of the laws of any jurisdiction other than those of the State of Texas.

(b) Any action, suit or other proceeding arising out of or related to this Agreement, the license granted hereunder, or the validity or enforceability or scope of any Licensed Patent claim, shall be instituted exclusively in the federal courts of the United States or the courts of the State of Texas in each case located in the city of Rockwall and County of Rockwall, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Service of process, summons, notice or other document by mail to such Party's address set forth herein shall be effective service of process for any action, suit or other proceeding brought in any such court.

34.12 Equitable Relief. Each Party acknowledges that a breach by the other Party of this Agreement may cause the non-breaching Party irreparable harm, for which an award of damages would not be adequate compensation and, in the event of such a breach or threatened breach, the non-breaching Party shall be entitled to seek equitable relief, including in the form of a restraining order, orders for preliminary or permanent injunction, specific performance and any other relief that may be available from any court, and the Parties hereby waive any requirement for the securing or posting of any bond or the showing of actual monetary damages in connection with such relief. These remedies shall not be deemed to be exclusive but shall be in addition to all other remedies available under this Agreement at law or in equity, subject to any express exclusions or limitations in this Agreement to the contrary.

34.13 Attorneys' Fees. In the event that any action, suit or other legal or administrative proceeding is instituted or commenced by either Party against the other Party arising out of or related to this Agreement, the prevailing Party shall be entitled to recover its reasonable attorneys' fees and court costs from the non-prevailing Party.

34.14 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission (to which a PDF copy is attached) shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the Effective Date.

LICENSORS:

By:

Name: Joseph P. Cotropia

By:

Name: Gaurav Chandra

PATENT LICENSE AGREEMENT

This Patent License Agreement ("Agreement"), dated and effective on ___________, ___, 2020 (the "Effective Date"), is by and between Zhabilov Trust, Inc., a California family trust (hereinafter "Licensor"), and Virogentics, Inc., a Texas corporation, a wholly-owned subsidiary of Enzolytics, Inc. Licensor (hereinafter "Licensee"), the Licensor and Licensee collectively referred to as the "Parties".

WHEREAS, Licensor is the sole and exclusive owner of and has the right to license the technology, patent or patents and inventions covered by and disclosed in the following Licensed Patent:

U.S. Patent No. 7,479538, Irreversibly - Inactivated pepsinogen fragment and Pharmaceutical composition the same for detecting preventing and treating HIV; U.S. Patent No. 8,066982, Irreversibly - Inactivated pepsinogen fragment and Pharmaceutical composition compressing the same for detecting preventing and treating HIV (herein the "Licensed Patent"), including all patents issuing therefrom and any foreign counterparts thereof;

WHEREAS Licensee wishes to license the Licensed Patent and Licensor is willing to grant to Licensee a license to the Licensed Patent on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

35. Definitions. For purposes of this Agreement, the following terms shall have the following meanings:

"Affiliate" of a Person means any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term "control" for purposes of this Agreement means the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and "controlled by" and "under common control with" have correlative meanings.

"Confidential Information" means all non-public, confidential or proprietary information of Licensor, or its Affiliates or Representatives, whether in oral, written, electronic or other form or media, whether or not such information is marked, designated or otherwise identified as "confidential" and includes the terms and existence of this Agreement and any information that, due to the nature of its subject matter or circumstances surrounding its disclosure, would reasonably be understood to be confidential or proprietary, including, specifically: (a) Licensor's unpatented inventions, ideas, methods and discoveries, know-how, trade secrets, unpublished patent applications, invention disclosures, invention summaries and other confidential intellectual property; (b) all other designs, specifications, documentation, components, source code, object code, images, icons, audiovisual components and objects, schematics, drawings, protocols, processes, and other visual depictions, in whole or in part, of any of the foregoing; and (c) all notes, analyses, compilations, reports, forecasts, studies, samples, data, statistics, summaries, interpretations and other materials prepared by or for the Licensee, its Affiliates or its

Representatives that contain, are based on, or otherwise reflect or are derived from any of the foregoing in whole or in part.

Confidential Information does not include information that Licensee can demonstrate by documentation: (i) was already known to Licensee without restriction on use or disclosure prior to the Effective Date; (ii) was or is independently developed by Licensee without reference to or use of any Confidential Information; (iii) was or becomes generally known by the public other than by breach of this Agreement by, or other wrongful act of, Licensee, its Affiliates or any of its Representatives; or (iv) was received by Licensee from a third party who was not, at the time, under any obligation to Licensor or any other Person to maintain the confidentiality of such information.

No Confidential Information is included in any of the foregoing exceptions merely because it comprises or relates to the same general subject matter as a specific item of disclosure falling within such exceptions, nor is any general subject matter of Confidential Information within any of the foregoing exceptions merely because one or more specific items comprising or relating to such subject matter fall within such exceptions.

"Effective Date" has the meaning set forth in the preamble.

"Governmental Authority" means any federal, state, national, supranational, local or other government, whether domestic or foreign, including any subdivision, department, agency, instrumentality, authority (including any regulatory authority), commission, board or bureau thereof, or any court, tribunal or arbitrator.

"Improvement" means any improvements made by or for Licensee or Licensor to technology disclosed and/or claimed in the Licensed Patent.

“Invention” means the product, system and methods defined in the Licensed Patent.

"Law" means any statute, law, ordinance, regulation, rule, code, order, constitution, treaty, common law, judgment, decree, other requirement or rule of law of any federal, state, local or foreign government or political subdivision thereof, or any arbitrator, court or tribunal of competent jurisdiction.

"Licensed Patent" has the meaning set forth in the preamble.

"Licensed Product” has the meaning of any product, method or process or part thereof, the making, the manufacture, use, offer for sale, sale, lease, rental, export or import of which: (a) is covered by a valid claim of a currently pending, an issued, unexpired Licensed Patent directed to the Invention. A claim of an issued, unexpired Licensed Patent shall be presumed to be valid unless and until it has been held to be invalid by a final judgment of a court of competent jurisdiction from which no appeal can be or is taken; or (b) is covered by any claim being prosecuted in a pending application directed to the Invention.

"Licensor" has the meaning set forth in the preamble.

"Person(s)" means an individual, corporation, partnership, joint venture, limited liability company, governmental authority, unincorporated organization, trust, association or other entity.

"Representatives" means a Party's and its Affiliates' employees, officers, directors, consultants and legal advisors.

"Sublicensee or Sublicensees" means any Person to whom or which Licensee grants a sublicense, in whole or in part, under this Agreement.

36. Grant.

36.1 Patent License. Subject to the terms and conditions of this Agreement, Licensor hereby grants to Licensee a worldwide, nontransferable, nonsublicensable (except as expressly permitted under Section 3), exclusive right and license under the Licensed Patent to make, have made, use, offer to sell, sell, lease, rent, export and import products or services for a term commencing as of Effective Date and ending on the expiration of the last to expire of the Licensed Patent or Patents. This license shall not extend to any third party, subsidiary, or division of Licensee without the prior written consent of the Licensor.

37. Grant Limitation.

37.1 Grant. Except for the rights and licenses granted by Licensor under Section 36.1, this Agreement does not grant to Licensee or any other Person any right, title or interest (including any license to Improvements or any other patent applications or patents claiming Improvements), by implication, estoppel, or otherwise. Without limitation of the foregoing, nothing in this Agreement shall be construed as granting by implication, estoppel, or otherwise, any right, title or interest in, to or under any Licensor patents other than the Licensed Patent regardless of whether such other patents are dominant or subordinate to any Licensed Patent. All rights, titles and interests not specifically and expressly granted by Licensor hereunder are hereby reserved.

38. Commercial Application (Diligence)

38.1 Licensee agrees to use all reasonable efforts and diligence to proceed with the development, the making, manufacture, use, practice, sale or lease, export or import, and/or sublicensing of the Licensed Patent, and to diligently develop markets therefor. The failure by the Licensee to make a good faith effort to comply with this obligation shall be the basis for termination of the license rights granted herein.

39. Patent Royalties and Required Reports

39.1 Patent Royalty Amounts – As consideration for the grant of exclusive rights to the Licensed Patent, Licensee will pay to Licensor fifteen (15) percent of the gross revenues derived from the making, manufacture, use, practice, sale or lease, export or import, and/or sublicensing of the Licensed Product (the "Patent Royalty").

39.2 Patent Royalty Reports – Licensee agrees to provide Licensor, within thirty (30) days after the end of each calendar quarter and within ten (10) days after the expiration or termination of this Agreement, a report of the gross revenues derived from the making, manufacture, use,

practice, sale or lease, export or import, and/or sublicensing of the Licensed Product ("Quarterly Patent Royalty Reports").

40. Auditable Records

Licensee shall keep true, accurate and consistent records containing regular entries relating to the gross revenues derived from the making, manufacture, use, practice, sale or lease, export or import, and/or sublicensing of the Licensed Product by country (if applicable). These records shall be available for examination during normal business hours by accountants representing Licensor, who shall be entitled to perform an audit and to make copies and extracts and to receive any explanations that may reasonably be requested.

41. Sublicensing.

41.1 Sublicense Grant. Licensee shall not have the right to sublicense all or any of its licensed rights to and under the Licensed Patent to any Sublicensee without the express prior written consent of Licensor in which Licensor grants to Licensee such right subject to the terms and conditions in this Agreement, including, without limitation, the express limitations set forth in Section 3.

42. Improvements. Any Improvements shall be the property of the Licensor and Licensor shall have sole and absolute discretion as to whether and how to seek protection for any such Improvements.

43. Patent Prosecution and Maintenance. For each patent and patent application included as the Licensed Patent, Licensor shall be solely responsible for, and make all decisions concerning, the preparation, filing, and prosecution thereof and notify Licensee of any additions or deletions and ay changes in the status of any Licensed Patent. All maintenance costs for issued Licensed Patents shall be paid by Licensee during the term of this Agreement. Any additional future expenses in respect of the Licensed Patent shall be paid by Licensee during the term of this Agreement.

44. Enforcement of Licensed Patent and Third-party Infringement Claims.

44.1 Notice of Infringement or Third-party Claims. If (a) either Party reasonably believes that a Licensed Patent is being infringed or misappropriated by a third party, or (b) if a third party alleges that the Licensed Patent is invalid or unenforceable or claims that the subject matter of the Licensed Product, or its use, development, manufacture or sale infringes such third party's intellectual property rights, the Party possessing such belief or awareness of such claims shall promptly provide written notice to the other party and provide it with all details of such infringement or claim, as applicable, that are known by such Party.

44.2 Right to Bring Action or Defend.

(a) Licensor has the sole right and discretion to prevent or abate any actual or threatened misappropriation or infringement and attempt to resolve any claims relating to the Licensed Patent, including by (i) prosecuting or defending any opposition, derivation, interference, declaratory judgment, federal district court, U.S. International Trade Commission or other proceeding of any kind, and (ii) taking any other lawful action that Licensor, in its sole discretion, believes is

reasonably necessary, to protect, enforce or defend the Licensed Patent. Licensor has the right to prosecute or defend any such proceeding in Licensor's name or, if required by applicable Law or otherwise necessary or desirable for such purposes, in the name of Licensee and may join Licensee as a party. Licensor shall bear its own costs and expenses in all such proceedings and have the right to control the conduct thereof and be represented by counsel of its own choice therein.

(b) Licensee shall and hereby does irrevocably and unconditionally waive any objection to Licensor's joinder of Licensee to any proceeding described in Section 44.2(a) on any grounds whatsoever, including on the grounds of personal jurisdiction, venue or *forum non conveniens*. If Licensor brings or defends any such proceeding, Licensee shall cooperate in all respects with Licensor in the conduct thereof, and assist in all reasonable ways, including having its employees testify when requested and make available for discovery or trial exhibit relevant records, papers, information, samples, specimens, and the like at Licensee's own cost.

44.3 No Obligation to Sue. Licensor shall have no obligation to bring any suit, action or other proceeding against any alleged infringer of the Licensed Patent.

44.4 Recovery and Settlement. If Licensor undertakes the enforcement or defense of the Licensed Patent:

(a) any recovery, damages or settlement derived from such suit, action or other proceeding shall be retained in its entirety by Licensor; and

(b) Licensor may settle any such suit, action or other proceeding, whether by consent order, settlement or other voluntary final disposition, without the prior written approval of Licensee or any Sublicensee.

44.5 March-in Rights. If any suit, action or other proceeding alleging invalidity or non-infringement of the Licensed Patent is brought against Licensee or any Sublicensee, Licensor, at its option, shall have the right, within ten (10) Business Days after commencement of such suit, action or other proceeding, to intervene and take over the sole defense of the suit, action or other proceeding at its own expense.

45. Compliance with Laws.

45.1 Patent Marking. Licensee and any Sublicensee shall comply with the patent marking provisions of 35 USC § 287(a) by marking all Licensed Products with the word "patent" or the abbreviation "pat." and either the numbers of the relevant Licensed Patents or a web address that is freely accessible to the public and that associates the Licensed Product with the Licensed Patent.

45.2 Regulatory Clearance. Licensee itself or through any of its Sublicensees shall, at Licensee's or Sublicensees' expense, comply with all regulations and safety standards concerning the Licensed Product developed and commercialized by or under the authority of Licensee and obtain all necessary governmental approvals for the development, production, distribution, sale and use of the Licensed Product developed and commercialized by or under the authority of Licensee, including any safety or clinical studies. Licensee shall have responsibility for and provide suitable warning labels, packaging and instructions as to the use for such Licensed Product.

46. Confidentiality.

46.1 Confidentiality Obligations. Licensee (the "Receiving Party") acknowledges that in connection with this Agreement it will gain access to Confidential Information of Licensor (the "Disclosing Party"). As a condition to being provided with Confidential Information, the Receiving Party shall:

(a) not use the Disclosing Party's Confidential Information other than as strictly necessary to exercise its rights and perform its obligations under this Agreement; and

(b) maintain the Disclosing Party's Confidential Information in strict confidence and, subject to Section 46.2, not disclose the Disclosing Party's Confidential Information without the Disclosing Party's prior written consent, provided, however, the Receiving Party may disclose the Confidential Information to its Representatives who:

(i) have a need to know the Confidential Information for purposes of the Receiving Party's performance, or exercise of its rights concerning the Confidential Information, under this Agreement;

(ii) have been apprised of this restriction; and

(iii) are themselves bound by written nondisclosure agreements at least as restrictive as those set forth in Section 46.1, provided further that the Receiving Party shall be responsible for ensuring its Representatives' compliance with, and shall be liable for any breach by its Representatives of, Section 46.1.

The Receiving Party shall use reasonable care, at least as protective as the efforts it uses for its own confidential information, to safeguard the Disclosing Party's Confidential Information from use or disclosure other than as permitted hereby.

46.2 Exceptions. If the Receiving Party becomes legally compelled to disclose any Confidential Information, the Receiving Party shall:

(a) provide prompt written notice to the Disclosing Party so that the Disclosing Party may seek a protective order or other appropriate remedy or waive its rights under Section 46; and

(b) disclose only the portion of Confidential Information that it is legally required to furnish.

If a protective order or other remedy is not obtained, or the Disclosing Party waives compliance under Section 46, the Receiving Party shall, at the Disclosing Party's expense, use reasonable efforts to obtain assurance that confidential treatment will be afforded the Confidential Information.

47. Representations and Warranties.

47.1 Mutual Representations and Warranties. Each Party represents and warrants to the other Party that as of the Effective Date:

(a) it is duly organized, validly existing and in good standing as a corporation or other entity as represented herein under the laws and regulations of its jurisdiction of incorporation, organization or chartering;

(b) it has, and throughout the licensed term shall retain, the full right, power and authority to enter into this Agreement and to perform its obligations hereunder;

(c) the execution of this Agreement by its Representative whose signature is set forth at the end hereof has been duly authorized by all necessary corporate and/or organizational action of the Party; and

(d) when executed and delivered by such party, this Agreement shall constitute the legal, valid and binding obligation of that Party, enforceable against that Party in accordance with its terms.

47.2 Disclaimer of Licensor Representations and Warranties. LICENSOR EXPRESSLY DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES, WHETHER WRITTEN, ORAL, EXPRESS, IMPLIED STATUTORY OR OTHERWISE, CONCERNING THE VALIDITY, ENFORCEABILITY AND SCOPE OF THE LICENSED PATENT, THE ACCURACY, COMPLETENESS, SAFETY, USEFULNESS FOR ANY PURPOSE OR, LIKELIHOOD OF SUCCESS (COMMERCIAL, REGULATORY OR OTHER) OF THE LICENSED PRODUCT AND ANY OTHER TECHNICAL INFORMATION, TECHNIQUES, MATERIALS, METHODS, PRODUCTS, PROCESSES OR PRACTICES AT ANY TIME MADE AVAILABLE BY LICENSOR INCLUDING ALL IMPLIED WARRANTIES OF MERCHANTABILITY, QUALITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT AND WARRANTIES ARISING FROM A COURSE OF DEALING, COURSE OF PERFORMANCE, USAGE OR TRADE PRACTICE. WITHOUT LIMITATION TO THE FOREGOING, LICENSOR SHALL HAVE NO LIABILITY WHATSOEVER TO LICENSEE OR ANY OTHER PERSON FOR OR ON ACCOUNT OF ANY INJURY, LOSS, OR DAMAGE, OF ANY KIND OR NATURE, SUSTAINED BY, OR ANY DAMAGE ASSESSED OR ASSERTED AGAINST, OR ANY OTHER LIABILITY INCURRED BY OR IMPOSED ON LICENSEE OR ANY OTHER PERSON, ARISING OUT OF OR IN CONNECTION WITH OR RESULTING FROM (A) THE MANUFACTURE, USE, OFFER FOR SALE, SALE, EXPORT OR IMPORT OF THE LICENSED PRODUCT, OR THE PRACTICE OF THE LICENSED PATENT; (B) THE USE OF OR ANY ERRORS OF OMISSIONS IN ANY KNOW-HOW, TECHNICAL INFORMATION, TECHNIQUES, OR PRACTICES DISCLOSED BY LICENSOR; OR (C) ANY ADVERTISING OR OTHER PROMOTIONAL ACTIVITIES CONCERNING ANY OF THE FOREGOING.

48. Exclusion of Consequential and Other Indirect Damages. TO THE FULLEST EXTENT PERMITTED BY LAW, LICENSOR SHALL NOT BE LIABLE TO LICENSEE OR ANY OTHER PERSON FOR ANY INJURY TO OR LOSS OF GOODWILL, REPUTATION, BUSINESS, PRODUCTION, REVENUES, PROFITS, ANTICIPATED PROFITS, CONTRACTS OR OPPORTUNITIES (REGARDLESS OF HOW THESE ARE CLASSIFIED AS DAMAGES), OR FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, EXEMPLARY, SPECIAL, PUNITIVE OR ENHANCED DAMAGES WHETHER ARISING OUT OF BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT

LIABILITY, PRODUCT LIABILITY OR OTHERWISE (INCLUDING THE ENTRY INTO, PERFORMANCE OR BREACH OF THIS AGREEMENT), REGARDLESS OF WHETHER SUCH LOSS OR DAMAGE WAS FORESEEABLE OR THE PARTY AGAINST WHOM SUCH LIABILITY IS CLAIMED HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSS OR DAMAGE, AND NOTWITHSTANDING THE FAILURE OF ANY AGREED OR OTHER REMEDY OF ITS ESSENTIAL PURPOSE.

49. Indemnification.

49.1 Licensee Indemnification. Licensee shall indemnify, defend and hold harmless Licensor and its Affiliates, and each of Licensor's and its Affiliates' respective officers, directors, employees, agents, successors and assigns against all Losses arising out of or resulting from any third party claim, suit, action or other proceeding related to or arising out of or resulting from (a) Licensee's breach of any representation, warranty, covenant or obligation under this Agreement, or (b) use by Licensee or its Sublicensee or any of the foregoing Persons' respective transferees of the Licensed Patent, or (c) any use, sale, transfer or other disposition by Licensee or its Sublicensee or any of the foregoing Persons' respective transferees of the Licensed Product or any other products made by use of the Licensed Patent (each, an "Action").

49.2 Indemnification Procedure. Licensor shall promptly notify Licensee in writing of any Action and cooperate with Licensee at Licensee's sole cost and expense. Subject to Section 44, Licensee shall immediately take control of the defense and investigation of the Action and shall employ counsel reasonably acceptable to Licensor to handle and defend the Action, at Licensee's sole cost and expense. Licensee shall not settle any Action in a manner that adversely affects the rights of Licensor or its Affiliates without Licensor's or its Affiliates' prior written consent. Licensor's or its Affiliates' failure to perform any obligations under Section 49.2 shall not relieve Licensee of its obligation under Section 49 except to the extent that Licensee can demonstrate that it has been materially prejudiced as a result of the failure. Licensor may participate in and observe the proceedings at its own cost and expense with counsel of its own choosing.

50. Term and Termination.

50.1 Survival. The rights and obligations of the Parties set forth in Section 1 (Definitions), Section 5 (Improvements), Section 46 (Confidentiality), Section 47 (Representations and Warranties), Section 49 (Indemnification), and Section 14 (Miscellaneous), and any right, obligation or required performance of the Parties in this Agreement which, by its express terms or nature and context is intended to survive termination or expiration of this Agreement, shall survive any such termination or expiration.

51. Miscellaneous.

51.1 Further Assurances. Each Party shall, and shall cause their respective Affiliates to, upon the request, and at the sole cost and expense, of the other Party, promptly execute such documents and take such further actions as may be necessary to give full effect to the terms of this Agreement.

51.2 Independent Contractors. The relationship between the Parties is that of independent contractors. Nothing contained in this Agreement shall be construed as creating any agency, partnership, joint venture or other form of joint enterprise, employment or fiduciary relationship

between the Parties, and neither Party shall have authority to contract for or bind the other Party in any manner whatsoever.

51.3 Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given in accordance with this Section:

If to Licensor: Zhabilov Trust.

6108 Sumter Ct
Frisco TX 75035
E-mail
dianazhabilov@gmail.com

Attention Diana Zhabilov

If to Licensee: Virogentics, Inc.

E-mail: dianazhabilov@gmail.com
Attention: Diana Zhabilov

Notices sent shall be deemed effectively given: (a) when received, if delivered by hand (with written confirmation of receipt); (b) when received, if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail (in each case, with confirmation of transmission), if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (d) on the third (3rd) Business Day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid.

51.4 Interpretation. For purposes of this Agreement: (a) the words "include," "includes" and "including" shall be deemed to be followed by the words "without limitation"; (b) the word "or" is not exclusive; and (c) the words "herein," "hereof," "hereby," "hereto" and "hereunder" refer to this Agreement as a whole.

Unless the context otherwise requires, references herein: (i) to Sections refer to the Sections of this Agreement; (ii) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof; and (iii) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

51.5 Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

51.6 Entire Agreement. This Agreement, together with any documents incorporated herein by reference, constitutes the sole and entire agreement of the Parties with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.

51.7 Assignment. Licensee shall not assign or otherwise transfer any of its rights, or delegate or otherwise transfer any of its obligations or performance, under this Agreement, in each case whether voluntarily, involuntarily, by operation of law or otherwise, without Licensor's prior written consent, which consent Licensor may give or withhold in its sole discretion. No delegation or other transfer will relieve Licensee of any of its obligations or performance under this Agreement. Licensor may freely assign or otherwise transfer all or any of its rights, or delegate or otherwise transfer all or any of its obligations or performance, under this Agreement without Licensee's consent. This Agreement is binding upon and inures to the benefit of the Parties and their respective permitted successors and assigns.

51.8 No Third-Party Beneficiaries. This Agreement is for the sole benefit of the Parties and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Agreement.

51.9 Amendment; Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party hereto. No waiver by any Party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the waiving Party. Except as otherwise set forth in this Agreement, no failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

51.10 Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon a determination that any term or other provision is invalid, illegal or unenforceable, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

51.11 Governing Law; Submission to Jurisdiction.

(a) This Agreement and all related documents, and all matters arising out of or relating to this Agreement, are governed by, and construed in accordance with, the laws of the State of Texas, United States of America, without regard to the conflict of laws provisions thereof to the extent such principles or rules would require or permit the application of the laws of any jurisdiction other than those of the State of Texas.

(b) Any action, suit or other proceeding arising out of or related to this Agreement, the license granted hereunder, or the validity or enforceability or scope of any Licensed Patent claim, shall be instituted exclusively in the federal courts of the United States or the courts of the State of Texas in each case located in the city of Rockwall and County of Rockwall, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Service of process, summons, notice or other document by mail to such Party's address set forth herein shall be effective service of process for any action, suit or other proceeding brought in any such court.

51.12 Equitable Relief. Each Party acknowledges that a breach by the other Party of this Agreement may cause the non-breaching Party irreparable harm, for which an award of damages would not be adequate compensation and, in the event of such a breach or threatened breach, the non-breaching Party shall be entitled to seek equitable relief, including in the form of a restraining order, orders for preliminary or permanent injunction, specific performance and any other relief that may be available from any court, and the Parties hereby waive any requirement for the securing or posting of any bond or the showing of actual monetary damages in connection with such relief. These remedies shall not be deemed to be exclusive but shall be in addition to all other remedies available under this Agreement at law or in equity, subject to any express exclusions or limitations in this Agreement to the contrary.

51.13 Attorneys' Fees. In the event that any action, suit or other legal or administrative proceeding is instituted or commenced by either Party against the other Party arising out of or related to this Agreement, the prevailing Party shall be entitled to recover its reasonable attorneys' fees and court costs from the non-prevailing Party.

51.14 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission (to which a PDF copy is attached) shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the Effective Date by their respective officers thereunto duly authorized.

LICENSOR:

Zhabilov Trust.

a California Trust

By:

____

Name: Diana Zhabilov

Title: Trustee

LICENSEE:

a Texas corporation

By:

____

Name: Diana Zhabilov

Title: CEO/President

PATENT LICENSE AGREEMENT

This Patent License Agreement ("Agreement"), dated and effective on December 9, 2020 (the "Effective Date"), is granted by the inventor Harry Zhabilov (hereinafter "Licensor"), to Virogentics, Inc., a Texas corporation, a wholly-owned subsidiary of Enzolytics, Inc. (hereinafter "Licensee"), the Licensor and Licensee collectively referred to as the "Parties".

WHEREAS, Licensor is the sole and exclusive owner of and has the right to license the technology, patent or patents and inventions covered by and disclosed in the following Licensed Patent:

U.S. Application No. 63/123,341, entitled NUCLEAR PROTEINS ISOLATED FROM MAMALIAN SPINAL CORD (SCNP) IMMUNE FACTOR - PHARMACEUTICAL COMPOSITION FOR TREATMENT, filed December 9, 2020, Inventor: Harry Zhabilov (herein the "Licensed Patent"), including all patents issuing therefrom and any foreign counterparts thereof;

WHEREAS Licensee wishes to license the Licensed Patent and Licensor is willing to grant to Licensee a license to the Licensed Patent on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. For purposes of this Agreement, the following terms shall have the following meanings:

"Affiliate" of a Person means any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term "control" for purposes of this Agreement means the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and "controlled by" and "under common control with" have correlative meanings.

"Confidential Information" means all non-public, confidential or proprietary information of Licensor, or its Affiliates or Representatives, whether in oral, written, electronic or other form or media, whether or not such information is marked, designated or otherwise identified as "confidential" and includes the terms and existence of this Agreement and any information that, due to the nature of its subject matter or circumstances surrounding its disclosure, would reasonably be understood to be confidential or proprietary, including, specifically: (a) Licensor's unpatented inventions, ideas, methods and discoveries, know-how, trade secrets, unpublished patent applications, invention disclosures, invention summaries and other confidential intellectual property; (b) all other designs, specifications, documentation, components, source code, object code, images, icons, audiovisual components and objects, schematics, drawings, protocols, processes, and other visual depictions, in whole or in part, of any of the foregoing; and (c) all notes, analyses, compilations, reports, forecasts, studies, samples, data, statistics, summaries, interpretations and other materials prepared by or for the Licensee, its Affiliates or its

Representatives that contain, are based on, or otherwise reflect or are derived from any of the foregoing in whole or in part.

Confidential Information does not include information that Licensee can demonstrate by documentation: (i) was already known to Licensee without restriction on use or disclosure prior to the Effective Date; (ii) was or is independently developed by Licensee without reference to or use of any Confidential Information; (iii) was or becomes generally known by the public other than by breach of this Agreement by, or other wrongful act of, Licensee, its Affiliates or any of its Representatives; or (iv) was received by Licensee from a third party who was not, at the time, under any obligation to Licensor or any other Person to maintain the confidentiality of such information.

No Confidential Information is included in any of the foregoing exceptions merely because it comprises or relates to the same general subject matter as a specific item of disclosure falling within such exceptions, nor is any general subject matter of Confidential Information within any of the foregoing exceptions merely because one or more specific items comprising or relating to such subject matter fall within such exceptions.

"Effective Date" has the meaning set forth in the preamble.

"Governmental Authority" means any federal, state, national, supranational, local or other government, whether domestic or foreign, including any subdivision, department, agency, instrumentality, authority (including any regulatory authority), commission, board or bureau thereof, or any court, tribunal or arbitrator. HZ

"Improvement" means any improvements made by or for Licensee or Licensor to technology disclosed and/or claimed in the Licensed Patent.

"Invention" means the product, system and methods defined in the Licensed Patent.

"Law" means any statute, law, ordinance, regulation, rule, code, order, constitution, treaty, common law, judgment, decree, other requirement or rule of law of any federal, state, local or foreign government or political subdivision thereof, or any arbitrator, court or tribunal of competent jurisdiction.

"Licensed Patent" has the meaning set forth in the preamble.

"Licensed Product" has the meaning of any product, method or process or part thereof, the making, the manufacture, use, offer for sale, sale, lease, rental, export or import of which: (a) is covered by a valid claim of a currently pending, an issued, unexpired Licensed Patent directed to the Invention. A claim of an issued, unexpired Licensed Patent shall be presumed to be valid unless and until it has been held to be invalid by a final judgment of a court of competent jurisdiction from which no appeal can be or is taken; or (b) is covered by any claim being prosecuted in a pending application directed to the Invention.

"Licensor" has the meaning set forth in the preamble.

"Person(s)" means an individual, corporation, partnership, joint venture, limited liability company, governmental authority, unincorporated organization, trust, association or other entity.

"Representatives" means a Party's and its Affiliates' employees, officers, directors, consultants and legal advisors.

"Sublicensee or Sublicensees" means any Person to whom or which Licensee grants a sublicense, in whole or in part, under this Agreement.

2. Grant.

2.1 Patent License. Subject to the terms and conditions of this Agreement, Licensor hereby grants to Licensee a worldwide, nontransferable, nonsublicensable (except as expressly permitted under Section 3), exclusive right and license under the Licensed Patent to make, have made, use, offer to sell, sell, lease, rent, export and import products or services for a term commencing as of Effective Date and ending on the expiration of the last to expire of the Licensed Patent or Patents. This license shall not extend to any third party, subsidiary, or division of Licensee without the prior written consent of the Licensor.

3. Grant Limitation.

3.1 Grant. Except for the rights and licenses granted by Licensor under Section 2.1, this Agreement does not grant to Licensee or any other Person any right, title or interest (including any license to Improvements or any other patent applications or patents claiming Improvements), by implication, estoppel, or otherwise. Without limitation of the foregoing, nothing in this Agreement shall be construed as granting by implication, estoppel, or otherwise, any right, title or interest in, to or under any Licensor patents other than the Licensed Patent regardless of whether such other patents are dominant or subordinate to any Licensed Patent. All rights, titles and interests not specifically and expressly granted by Licensor hereunder are hereby reserved.

4. Commercial Application (Diligence)

4.1 Licensee agrees to use all reasonable efforts and diligence to proceed with the development, the making, manufacture, use, practice, sale or lease, export or import, and/or sublicensing of the Licensed Patent, and to diligently develop markets therefor. The failure by the Licensee to make a good faith effort to comply with this obligation shall be the basis for termination of the license rights granted herein.

5. Patent Royalties and Required Reports

5.1 Patent Royalty Amounts – As consideration for the grant of exclusive rights to the Licensed Patent, Licensee will pay to Licensor fifteen (15) percent of the gross revenues derived from the making, manufacture, use, practice, sale or lease, export or import, and/or sublicensing of the Licensed Product (the "Patent Royalty").

5.2 Patent Royalty Reports – Licensee agrees to provide Licensor, within thirty (30) days after the end of each calendar quarter and within ten (10) days after the expiration or termination of this Agreement, a report of the gross revenues derived from the making, manufacture, use,

practice, sale or lease, export or import, and/or sublicensing of the Licensed Product ("Quarterly Patent Royalty Reports").

6. Auditable Records

Licensee shall keep true, accurate and consistent records containing regular entries relating to the gross revenues derived from the making, manufacture, use, practice, sale or lease, export or import, and/or sublicensing of the Licensed Product by country (if applicable). These records shall be available for examination during normal business hours by accountants representing Licensor, who shall be entitled to perform an audit and to make copies and extracts and to receive any explanations that may reasonably be requested.

7. Sublicensing.

7.1 Sublicense Grant. Licensee shall not have the right to sublicense all or any of its licensed rights to and under the Licensed Patent to any Sublicensee without the express prior written consent of Licensor in which Licensor grants to Licensee such right subject to the terms and conditions in this Agreement, including, without limitation, the express limitations set forth in Section 3.

8. Improvements. Any Improvements shall be the property of the Licensor and Licensor shall have sole and absolute discretion as to whether and how to seek protection for any such Improvements.

HZ

9. Patent Prosecution and Maintenance. For each patent and patent application included as the Licensed Patent, Licensor shall be solely responsible for, and make all decisions concerning, the preparation, filing, and prosecution thereof and notify Licensee of any additions or deletions and ay changes in the status of any Licensed Patent. All maintenance costs for issued Licensed Patents shall be paid by Licensee during the term of this Agreement. Any additional future expenses in respect of the Licensed Patent shall be paid by Licensee during the term of this Agreement.

10. Enforcement of Licensed Patent and Third-party Infringement Claims.

10.1 Notice of Infringement or Third-party Claims. If (a) either Party reasonably believes that a Licensed Patent is being infringed or misappropriated by a third party, or (b) if a third party alleges that the Licensed Patent is invalid or unenforceable or claims that the subject matter of the Licensed Product, or its use, development, manufacture or sale infringes such third party's intellectual property rights, the Party possessing such belief or awareness of such claims shall promptly provide written notice to the other party and provide it with all details of such infringement or claim, as applicable, that are known by such Party.

10.2 Right to Bring Action or Defend

(a) Licensor has the sole right and discretion to prevent or abate any actual or threatened misappropriation or infringement and attempt to resolve any claims relating to the Licensed Patent, including by (i) prosecuting or defending any opposition, derivation, interference, declaratory judgment, federal district court, U.S. International Trade Commission or other proceeding of any kind, and (ii) taking any other lawful action that Licensor, in its sole discretion, believes is

reasonably necessary, to protect, enforce or defend the Licensed Patent. Licensor has the right to prosecute or defend any such proceeding in Licensor's name or, if required by applicable Law or otherwise necessary or desirable for such purposes, in the name of Licensee and may join Licensee as a party. Licensor shall bear its own costs and expenses in all such proceedings and have the right to control the conduct thereof and be represented by counsel of its own choice therein.

(b) Licensee shall and hereby does irrevocably and unconditionally waive any objection to Licensor's joinder of Licensee to any proceeding described in Section 10.2(a) on any grounds whatsoever, including on the grounds of personal jurisdiction, venue or *forum non conveniens*. If Licensor brings or defends any such proceeding, Licensee shall cooperate in all respects with Licensor in the conduct thereof, and assist in all reasonable ways, including having its employees testify when requested and make available for discovery or trial exhibit relevant records, papers, information, samples, specimens, and the like at Licensee's own cost.

10.3 No Obligation to Sue. Licensor shall have no obligation to bring any suit, action or other proceeding against any alleged infringer of the Licensed Patent.

10.4 Recovery and Settlement. If Licensor undertakes the enforcement or defense of the Licensed Patent:

(a) any recovery, damages or settlement derived from such suit, action or other proceeding shall be retained in its entirety by Licensor; and

(b) Licensor may settle any such suit, action or other proceeding, whether by consent order, settlement or other voluntary final disposition, without the prior written approval of Licensee or any Sublicensee.

10.5 March-in Rights. If any suit, action or other proceeding alleging invalidity or non-infringement of the Licensed Patent is brought against Licensee or any Sublicensee, Licensor, at its option, shall have the right, within ten (10) Business Days after commencement of such suit, action or other proceeding, to intervene and take over the sole defense of the suit, action or other proceeding at its own expense.

11. Compliance with Laws.

11.1 Patent Marking. Licensee and any Sublicensee shall comply with the patent marking provisions of 35 USC § 287(a) by marking all Licensed Products with the word "patent" or the abbreviation "pat." and either the numbers of the relevant Licensed Patents or a web address that is freely accessible to the public and that associates the Licensed Product with the Licensed Patent.

11.2 Regulatory Clearance. Licensee itself or through any of its Sublicensees shall, at Licensee's or Sublicensees' expense, comply with all regulations and safety standards concerning the Licensed Product developed and commercialized by or under the authority of Licensee and obtain all necessary governmental approvals for the development, production, distribution, sale and use of the Licensed Product developed and commercialized by or under the authority of Licensee, including any safety or clinical studies. Licensee shall have responsibility for and provide suitable warning labels, packaging and instructions as to the use for such Licensed Product.

reasonably necessary, to protect, enforce or defend the Licensed Patent. Licensor has the right to prosecute or defend any such proceeding in Licensor's name or, if required by applicable Law or otherwise necessary or desirable for such purposes, in the name of Licensee and may join Licensee as a party. Licensor shall bear its own costs and expenses in all such proceedings and have the right to control the conduct thereof and be represented by counsel of its own choice therein.

(b) Licensee shall and hereby does irrevocably and unconditionally waive any objection to Licensor's joinder of Licensee to any proceeding described in Section 10.2(a) on any grounds whatsoever, including on the grounds of personal jurisdiction, venue or *forum non conveniens*. If Licensor brings or defends any such proceeding, Licensee shall cooperate in all respects with Licensor in the conduct thereof, and assist in all reasonable ways, including having its employees testify when requested and make available for discovery or trial exhibit relevant records, papers, information, samples, specimens, and the like at Licensee's own cost.

10.3 No Obligation to Sue. Licensor shall have no obligation to bring any suit, action or other proceeding against any alleged infringer of the Licensed Patent.

10.4 Recovery and Settlement. If Licensor undertakes the enforcement or defense of the Licensed Patent:

(a) any recovery, damages or settlement derived from such suit, action or other proceeding shall be retained in its entirety by Licensor; and

(b) Licensor may settle any such suit, action or other proceeding, whether by consent order, settlement or other voluntary final disposition, without the prior written approval of Licensee or any Sublicensee.

10.5 March-in Rights. If any suit, action or other proceeding alleging invalidity or non-infringement of the Licensed Patent is brought against Licensee or any Sublicensee, Licensor, at its option, shall have the right, within ten (10) Business Days after commencement of such suit, action or other proceeding, to intervene and take over the sole defense of the suit, action or other proceeding at its own expense.

11. Compliance with Laws.

11.1 Patent Marking. Licensee and any Sublicensee shall comply with the patent marking provisions of 35 USC § 287(a) by marking all Licensed Products with the word "patent" or the abbreviation "pat." and either the numbers of the relevant Licensed Patents or a web address that is freely accessible to the public and that associates the Licensed Product with the Licensed Patent.

11.2 Regulatory Clearance. Licensee itself or through any of its Sublicensees shall, at Licensee's or Sublicensees' expense, comply with all regulations and safety standards concerning the Licensed Product developed and commercialized by or under the authority of Licensee and obtain all necessary governmental approvals for the development, production, distribution, sale and use of the Licensed Product developed and commercialized by or under the authority of Licensee, including any safety or clinical studies. Licensee shall have responsibility for and provide suitable warning labels, packaging and instructions as to the use for such Licensed Product.

12. Confidentiality.

12.1 Confidentiality Obligations. Licensee (the "Receiving Party") acknowledges that in connection with this Agreement it will gain access to Confidential Information of Licensor (the "Disclosing Party"). As a condition to being provided with Confidential Information, the Receiving Party shall:

(a) not use the Disclosing Party's Confidential Information other than as strictly necessary to exercise its rights and perform its obligations under this Agreement; and

(b) maintain the Disclosing Party's Confidential Information in strict confidence and, subject to Section 12.2, not disclose the Disclosing Party's Confidential Information without the Disclosing Party's prior written consent, provided, however, the Receiving Party may disclose the Confidential Information to its Representatives who:

(i) have a need to know the Confidential Information for purposes of the Receiving Party's performance, or exercise of its rights concerning the Confidential Information, under this Agreement;

(ii) have been apprised of this restriction; and

(iii) are themselves bound by written nondisclosure agreements at least as restrictive as those set forth in Section 12.1, provided further that the Receiving Party shall be responsible for ensuring its Representatives' compliance with, and shall be liable for any breach by its Representatives of, Section 12.1.

The Receiving Party shall use reasonable care, at least as protective as the efforts it uses for its own confidential information, to safeguard the Disclosing Party's Confidential Information from use or disclosure other than as permitted hereby.

12.2 Exceptions. If the Receiving Party becomes legally compelled to disclose any Confidential Information, the Receiving Party shall:

(a) provide prompt written notice to the Disclosing Party so that the Disclosing Party may seek a protective order or other appropriate remedy or waive its rights under Section 12; and

(b) disclose only the portion of Confidential Information that it is legally required to furnish.

If a protective order or other remedy is not obtained, or the Disclosing Party waives compliance under Section 12, the Receiving Party shall, at the Disclosing Party's expense, use reasonable efforts to obtain assurance that confidential treatment will be afforded the Confidential Information.

13. Representations and Warranties.

13.1 Mutual Representations and Warranties. Each Party represents and warrants to the other Party that as of the Effective Date:

(a) it is duly organized, validly existing and in good standing as a corporation or other entity as represented herein under the laws and regulations of its jurisdiction of incorporation, organization or chartering;

(b) it has, and throughout the licensed term shall retain, the full right, power and authority to enter into this Agreement and to perform its obligations hereunder;

(c) the execution of this Agreement by its Representative whose signature is set forth at the end hereof has been duly authorized by all necessary corporate and/or organizational action of the Party; and

(d) when executed and delivered by such party, this Agreement shall constitute the legal, valid and binding obligation of that Party, enforceable against that Party in accordance with its terms.

13.2 Disclaimer of Licensor Representations and Warranties. LICENSOR EXPRESSLY DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES, WHETHER WRITTEN, ORAL, EXPRESS, IMPLIED STATUTORY OR OTHERWISE, CONCERNING THE VALIDITY, ENFORCEABILITY AND SCOPE OF THE LICENSED PATENT, THE ACCURACY, COMPLETENESS, SAFETY, USEFULNESS FOR ANY PURPOSE OR, LIKELIHOOD OF SUCCESS (COMMERCIAL, REGULATORY OR OTHER) OF THE LICENSED PRODUCT AND ANY OTHER TECHNICAL INFORMATION, TECHNIQUES, MATERIALS, METHODS, PRODUCTS, PROCESSES OR PRACTICES AT ANY TIME MADE AVAILABLE BY LICENSOR INCLUDING ALL IMPLIED WARRANTIES OF MERCHANTABILITY, QUALITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT AND WARRANTIES ARISING FROM A COURSE OF DEALING, COURSE OF PERFORMANCE, USAGE OR TRADE PRACTICE. WITHOUT LIMITATION TO THE FOREGOING, LICENSOR SHALL HAVE NO LIABILITY WHATSOEVER TO LICENSEE OR ANY OTHER PERSON FOR OR ON ACCOUNT OF ANY INJURY, LOSS, OR DAMAGE, OF ANY KIND OR NATURE, SUSTAINED BY, OR ANY DAMAGE ASSESSED OR ASSERTED AGAINST, OR ANY OTHER LIABILITY INCURRED BY OR IMPOSED ON LICENSEE OR ANY OTHER PERSON, ARISING OUT OF OR IN CONNECTION WITH OR RESULTING FROM (A) THE MANUFACTURE, USE, OFFER FOR SALE, SALE, EXPORT OR IMPORT OF THE LICENSED PRODUCT, OR THE PRACTICE OF THE LICENSED PATENT; (B) THE USE OF OR ANY ERRORS OF OMISSIONS IN ANY KNOW-HOW, TECHNICAL INFORMATION, TECHNIQUES, OR PRACTICES DISCLOSED BY LICENSOR; OR (C) ANY ADVERTISING OR OTHER PROMOTIONAL ACTIVITIES CONCERNING ANY OF THE FOREGOING.

14. Exclusion of Consequential and Other Indirect Damages. TO THE FULLEST EXTENT PERMITTED BY LAW, LICENSOR SHALL NOT BE LIABLE TO LICENSEE OR ANY OTHER PERSON FOR ANY INJURY TO OR LOSS OF GOODWILL, REPUTATION, BUSINESS, PRODUCTION, REVENUES, PROFITS, ANTICIPATED PROFITS, CONTRACTS OR OPPORTUNITIES (REGARDLESS OF HOW THESE ARE CLASSIFIED AS DAMAGES), OR FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT. EXEMPLARY, SPECIAL, PUNITIVE OR ENHANCED DAMAGES WHETHER ARISING OUT OF BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT

LIABILITY, PRODUCT LIABILITY OR OTHERWISE (INCLUDING THE ENTRY INTO, PERFORMANCE OR BREACH OF THIS AGREEMENT), REGARDLESS OF WHETHER SUCH LOSS OR DAMAGE WAS FORESEEABLE OR THE PARTY AGAINST WHOM SUCH LIABILITY IS CLAIMED HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSS OR DAMAGE, AND NOTWITHSTANDING THE FAILURE OF ANY AGREED OR OTHER REMEDY OF ITS ESSENTIAL PURPOSE.

15. Indemnification.

15.1 Licensee Indemnification. Licensee shall indemnify, defend and hold harmless Licensor and its Affiliates, and each of Licensor's and its Affiliates' respective officers, directors, employees, agents, successors and assigns against all Losses arising out of or resulting from any third party claim, suit, action or other proceeding related to or arising out of or resulting from (a) Licensee's breach of any representation, warranty, covenant or obligation under this Agreement, or (b) use by Licensee or its Sublicensee or any of the foregoing Persons' respective transferees of the Licensed Patent, or (c) any use, sale, transfer or other disposition by Licensee or its Sublicensee or any of the foregoing Persons' respective transferees of the Licensed Product or any other products made by use of the Licensed Patent (each, an "Action").

15.2 Indemnification Procedure. Licensor shall promptly notify Licensee in writing of any Action and cooperate with Licensee at Licensee's sole cost and expense. Subject to Section 10, Licensee shall immediately take control of the defense and investigation of the Action and shall employ counsel reasonably acceptable to Licensor to handle and defend the Action, at Licensee's sole cost and expense. Licensee shall not settle any Action in a manner that adversely affects the rights of Licensor or its Affiliates without Licensor's or its Affiliates' prior written consent. Licensor's or its Affiliates' failure to perform any obligations under Section 15.2 shall not relieve Licensee of its obligation under Section 15 except to the extent that Licensee can demonstrate that it has been materially prejudiced as a result of the failure. Licensor may participate in and observe the proceedings at its own cost and expense with counsel of its own choosing.

H2

16. Term and Termination.

16.1 Survival. The rights and obligations of the Parties set forth in Section 1 (Definitions), Section 5 (Improvements), Section 12 (Confidentiality), Section 13 (Representations and Warranties), Section 15 (Indemnification), and Section 14 (Miscellaneous), and any right, obligation or required performance of the Parties in this Agreement which, by its express terms or nature and context is intended to survive termination or expiration of this Agreement, shall survive any such termination or expiration.

17. Miscellaneous.

17.1 Further Assurances. Each Party shall, and shall cause their respective Affiliates to, upon the request, and at the sole cost and expense, of the other Party, promptly execute such documents and take such further actions as may be necessary to give full effect to the terms of this Agreement.

17.2 Independent Contractors. The relationship between the Parties is that of independent contractors. Nothing contained in this Agreement shall be construed as creating any agency, partnership, joint venture or other form of joint enterprise, employment or fiduciary relationship

between the Parties, and neither Party shall have authority to contract for or bind the other Party in any manner whatsoever.

17.3 Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given in accordance with this Section:

If to Licensor: Harry Zhabilov
6108 Sumter Ct
Frisco TX 75035
E-mail zhabilov@att.net

Attention: Harry Zhabilov

If to Licensee: Virogentics, Inc.
2000 North Central Expressway, Plano Texas, 75074

E-mail: zhabilov@att.net
Attention: Harry Zhabilov

HZ

Notices sent shall be deemed effectively given: (a) when received, if delivered by hand (with written confirmation of receipt); (b) when received, if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail (in each case, with confirmation of transmission), if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (d) on the third (3rd) Business Day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid.

17.4 Interpretation. For purposes of this Agreement: (a) the words "include," "includes" and "including" shall be deemed to be followed by the words "without limitation"; (b) the word "or" is not exclusive; and (c) the words "herein," "hereof," "hereby," "hereto" and "hereunder" refer to this Agreement as a whole.

Unless the context otherwise requires, references herein: (i) to Sections refer to the Sections of this Agreement; (ii) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof; and (iii) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

17.5 Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

17.6 Entire Agreement. This Agreement, together with any documents incorporated herein by reference, constitutes the sole and entire agreement of the Parties with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.

17.7 Assignment. Licensee shall not assign or otherwise transfer any of its rights, or delegate or otherwise transfer any of its obligations or performance, under this Agreement, in each case whether voluntarily, involuntarily, by operation of law or otherwise, without Licensor's prior written consent, which consent Licensor may give or withhold in its sole discretion. No delegation or other transfer will relieve Licensee of any of its obligations or performance under this Agreement. Licensor may freely assign or otherwise transfer all or any of its rights, or delegate or otherwise transfer all or any of its obligations or performance, under this Agreement without Licensee's consent. This Agreement is binding upon and inures to the benefit of the Parties and their respective permitted successors and assigns

17.8 No Third-Party Beneficiaries. This Agreement is for the sole benefit of the Parties and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Agreement. MT

17.9 Amendment; Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party hereto. No waiver by any Party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the waiving Party. Except as otherwise set forth in this Agreement, no failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

17.10 Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon a determination that any term or other provision is invalid, illegal or unenforceable, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

17.11 Governing Law; Submission to Jurisdiction.

(a) This Agreement and all related documents, and all matters arising out of or relating to this Agreement, are governed by, and construed in accordance with, the laws of the State of Texas, United States of America, without regard to the conflict of laws provisions thereof to the

extent such principles or rules would require or permit the application of the laws of any jurisdiction other than those of the State of Texas.

(b) Any action, suit or other proceeding arising out of or related to this Agreement, the license granted hereunder, or the validity or enforceability or scope of any Licensed Patent claim, shall be instituted exclusively in the federal courts of the United States or the courts of the State of Texas in each case located in the city of Rockwall and County of Rockwall, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Service of process, summons, notice or other document by mail to such Party's address set forth herein shall be effective service of process for any action, suit or other proceeding brought in any such court.

17.12 Equitable Relief. Each Party acknowledges that a breach by the other Party of this Agreement may cause the non-breaching Party irreparable harm, for which an award of damages would not be adequate compensation and, in the event of such a breach or threatened breach, the non-breaching Party shall be entitled to seek equitable relief, including in the form of a restraining order, orders for preliminary or permanent injunction, specific performance and any other relief that may be available from any court, and the Parties hereby waive any requirement for the securing or posting of any bond or the showing of actual monetary damages in connection with such relief. These remedies shall not be deemed to be exclusive but shall be in addition to all other remedies available under this Agreement at law or in equity, subject to any express exclusions or limitations in this Agreement to the contrary.

17.13 Attorneys' Fees. In the event that any action, suit or other legal or administrative proceeding is instituted or commenced by either Party against the other Party arising out of or related to this Agreement, the prevailing Party shall be entitled to recover its reasonable attorneys' fees and court costs from the non-prevailing Party.

17.14 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission (to which a PDF copy is attached) shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the Effective Date by their respective officers thereunto duly authorized.

LICENSOR:

Harry Zhabilov, Inventor

____

LICENSEE:

Virogentics, Inc

a Texas corporation

By: ______________________

Name: ~~Harry Zhabilov~~ Diana Zhabilov

Title: Officer

PATENT LICENSE AGREEMENT

This Patent License Agreement ("**Agreement**"), dated and effective on March 1, 2023 (the "**Effective Date**"), is by and between Joseph P. Cotropia and Gaurav Chandra (hereinafter "**Licensors**"), and Biogenysis, Inc., a Texas corporation, a wholly-owned subsidiary of Enzolytics, Inc., a Delaware corporation, (hereinafter "**Licensee**"), the Licensors and Licensee collectively referred to as the "Parties".

WHEREAS, Licensors are the sole and exclusive owner of and has the right to license the technology and inventions covered by and disclosed in the following Licensed Patents, including all patents issuing therefrom and any foreign counterparts thereof (herein the "**Licensed Patents**"):

Provisional Application No. 63/449207

Title: Feline Leukemia Virus Antigens and Epitopes and Proteins That Bind thereto

Applicants/Inventors: Joseph COTROPIA and Gaurav CHANDRA

Filed March 1, 2023

Foley Ref.: 11650-0115

WHEREAS, Licensee wishes to license the Licensed Patents and Licensors is willing to grant to Licensee a license to the Licensed Patents on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

18. Definitions. For purposes of this Agreement, the following terms shall have the following meanings:

"**Affiliate**" of a Person means any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term "control" for purposes of this Agreement means the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and "controlled by" and "under common control with" have correlative meanings.

"**Confidential Information**" means all non-public, confidential or proprietary information of Licensors, or its Affiliates or Representatives, whether in oral, written, electronic or other form or media, whether or not such information is marked, designated or otherwise identified as "confidential" and includes the terms and existence of this Agreement and any information that, due to the nature of its subject matter or circumstances surrounding its disclosure, would reasonably be understood to be confidential or proprietary, including, specifically: (a) Licensors' unpatented inventions, ideas, methods and discoveries, know-how, trade secrets, unpublished patent applications, invention disclosures, invention summaries and other confidential intellectual

property; (b) all other designs, specifications, documentation, components, source code, object code, images, icons, audiovisual components and objects, schematics, drawings, protocols, processes, and other visual depictions, in whole or in part, of any of the foregoing; and (c) all notes, analyses, compilations, reports, forecasts, studies, samples, data, statistics, summaries, interpretations and other materials prepared by or for the Licensee, its Affiliates or its Representatives that contain, are based on, or otherwise reflect or are derived from any of the foregoing in whole or in part.

Confidential Information does not include information that Licensee can demonstrate by documentation: (i) was already known to Licensee without restriction on use or disclosure prior to the Effective Date; (ii) was or is independently developed by Licensee without reference to or use of any Confidential Information; (iii) was or becomes generally known by the public other than by breach of this Agreement by, or other wrongful act of, Licensee, its Affiliates or any of its Representatives; or (iv) was received by Licensee from a third party who was not, at the time, under any obligation to Licensors or any other Person to maintain the confidentiality of such information.

No Confidential Information is included in any of the foregoing exceptions merely because it comprises or relates to the same general subject matter as a specific item of disclosure falling within such exceptions, nor is any general subject matter of Confidential Information within any of the foregoing exceptions merely because one or more specific items comprising or relating to such subject matter fall within such exceptions.

"Effective Date" has the meaning set forth in the preamble.

"Governmental Authority" means any federal, state, national, supranational, local or other government, whether domestic or foreign, including any subdivision, department, agency, instrumentality, authority (including any regulatory authority), commission, board or bureau thereof, or any court, tribunal or arbitrator.

"Improvement" means any improvements made by or for Licensee or Licensors to technology disclosed and/or claimed in the Licensed Patents.

"Invention" means the product, system and methods defined in the Licensed Patents.

"Law" means any statute, law, ordinance, regulation, rule, code, order, constitution, treaty, common law, judgment, decree, other requirement or rule of law of any federal, state, local or foreign government or political subdivision thereof, or any arbitrator, court or tribunal of competent jurisdiction.

"Licensed Patents" has the meaning set forth in the preamble.

"Licensed Product" has the meaning of any product, method or process or part thereof, the making, the manufacture, use, offer for sale, sale, lease, rental, export or import of which: (a) is covered by a valid claim of a currently pending, an issued, unexpired Licensed Patents directed to the Invention. A claim of an issued, unexpired Licensed Patents shall be presumed to be valid unless and until it has been held to be invalid by a final judgment of a court of competent

jurisdiction from which no appeal can be or is taken; or (b) is covered by any claim being prosecuted in a pending application directed to the Invention.

"Licensors" has the meaning set forth in the preamble.

"Person(s)" means an individual, corporation, partnership, joint venture, limited liability company, governmental authority, unincorporated organization, trust, association or other entity.

"Representatives" means a Party's and its Affiliates' employees, officers, directors, consultants and legal advisors.

"Sublicensee or Sublicensees" means any Person to whom or which Licensee grants a sublicense, in whole or in part, under this Agreement.

19. Grant.

19.1 Patent License. Subject to the terms and conditions of this Agreement, Licensors hereby grants to Licensee a worldwide, nontransferable, nonsublicensable (except as expressly permitted under Section 3), exclusive right and license under the Licensed Patents to make, have made, use, offer to sell, sell, lease, rent, export and import products or services for a term commencing as of Effective Date and ending on the expiration of the last to expire of the Licensed Patents or Patents. This license shall not extend to any third party, subsidiary, or division of Licensee without the prior written consent of the Licensors.

20. Grant Limitation.

20.1 Grant. Except for the rights and licenses granted by Licensors under Section 36.1, this Agreement does not grant to Licensee or any other Person any right, title or interest (including any license to Improvements or any other patent applications or patents claiming Improvements), by implication, estoppel, or otherwise. Without limitation of the foregoing, nothing in this Agreement shall be construed as granting by implication, estoppel, or otherwise, any right, title or interest in, to or under any Licensors patents other than the Licensed Patents regardless of whether such other patents are dominant or subordinate to any Licensed Patents. All rights, titles and interests not specifically and expressly granted by Licensors hereunder are hereby reserved.

21. Commercial Application (Diligence)

21.1 Licensee agrees to use all reasonable efforts and diligence to proceed with the development, the making, manufacture, use, practice, sale or lease, export or import, and/or sublicensing of the Licensed Patents, and to diligently develop markets therefor. The failure by the Licensee to make a good faith effort to comply with this obligation shall be the basis for termination of the license rights granted herein.

22. Patent Royalties and Required Reports

22.1 Patent Royalty Amounts – As consideration for the grant of exclusive rights to the Licensed Patent, Licensee will pay fifteen (15) percent of the gross revenues derived from the making, manufacture, use, practice, sale or lease, export or import, and/or sublicensing of the

Licensed Product (the "Patent Royalty"), such payment to me made to the following BioClonetics shareholders in the following percentages:

(a) Joseph P. Cotropia – 33.3%
(b) Charles S. Cotropia – 33.3%
(c) Gaurav Chandra – 33.3%

22.2 Patent Royalty Reports – Licensee agrees to provide Licensors, within thirty (30) days after the end of each calendar quarter and within ten (10) days after the expiration or termination of this Agreement, a report of the gross revenues derived from the making, manufacture, use, practice, sale or lease, export or import, and/or sublicensing of the Licensed Product ("Quarterly Patent Royalty Reports").

23. Auditable Records

Licensee shall keep true, accurate and consistent records containing regular entries relating to the gross revenues derived from the making, manufacture, use, practice, sale or lease, export or import, and/or sublicensing of the Licensed Product by country (if applicable). These records shall be available for examination during normal business hours by accountants representing Licensors, who shall be entitled to perform an audit and to make copies and extracts and to receive any explanations that may reasonably be requested.

24. Sublicensing.

24.1 Sublicense Grant. Licensee shall not have the right to sublicense all or any of its licensed rights to and under the Licensed Patents to any Sublicensee without the express prior written consent of Licensors in which Licensors grant to Licensee such right subject to the terms and conditions in this Agreement, including, without limitation, the express limitations set forth in Section 3.

25. Improvements. Any Improvements shall be the property of the Licensors and Licensors shall have sole and absolute discretion as to whether and how to seek protection for any such Improvements.

26. Patent Prosecution and Maintenance. For each patent and patent application included as the Licensed Patents, Licensors shall be solely responsible for, and make all decisions concerning, the preparation, filing, and prosecution thereof and notify Licensee of any additions or deletions and ay changes in the status of any Licensed Patent. All maintenance costs for issued Licensed Patents shall be paid by Licensee during the term of this Agreement. Any additional future expenses in respect of the Licensed Patents shall be paid by Licensee during the term of this Agreement.

27. Enforcement of Licensed Patents and Third-party Infringement Claims.

27.1 Notice of Infringement or Third-party Claims. If (a) either Party reasonably believes that a Licensed Patent is being infringed or misappropriated by a third party, or (b) if a third party alleges that the Licensed Patent is invalid or unenforceable or claims that the subject matter of the Licensed Product, or its use, development, manufacture or sale infringes such third party's intellectual property rights, the Party possessing such belief or awareness of such claims shall

promptly provide written notice to the other party and provide it with all details of such infringement or claim, as applicable, that are known by such Party.

27.2 Right to Bring Action or Defend.

(a) Licensors have the sole right and discretion to prevent or abate any actual or threatened misappropriation or infringement and attempt to resolve any claims relating to the Licensed Patents, including by (i) prosecuting or defending any opposition, derivation, interference, declaratory judgment, federal district court, U.S. International Trade Commission or other proceeding of any kind, and (ii) taking any other lawful action that Licensors, in its sole discretion, believes is reasonably necessary, to protect, enforce or defend the Licensed Patents. Licensors has the right to prosecute or defend any such proceeding in Licensors' name or, if required by applicable Law or otherwise necessary or desirable for such purposes, in the name of Licensee and may join Licensee as a party. Licensors shall bear its own costs and expenses in all such proceedings and have the right to control the conduct thereof and be represented by counsel of its own choice therein.

(b) Licensee shall and hereby does irrevocably and unconditionally waive any objection to Licensors' joinder of Licensee to any proceeding described in Section 44.2(a) on any grounds whatsoever, including on the grounds of personal jurisdiction, venue or *forum non conveniens*. If Licensors bring or defends any such proceeding, Licensee shall cooperate in all respects with Licensors in the conduct thereof, and assist in all reasonable ways, including having its employees testify when requested and make available for discovery or trial exhibit relevant records, papers, information, samples, specimens, and the like at Licensee's own cost.

27.3 No Obligation to Sue. Licensors shall have no obligation to bring any suit, action or other proceeding against any alleged infringer of the Licensed Patents.

27.4 Recovery and Settlement. If Licensors undertake the enforcement or defense of the Licensed Patents:

(a) any recovery, damages or settlement derived from such suit, action or other proceeding shall be retained in its entirety by Licensors; and

(b) Licensors may settle any such suit, action or other proceeding, whether by consent order, settlement or other voluntary final disposition, without the prior written approval of Licensee or any Sublicensee.

27.5 March-in Rights. If any suit, action or other proceeding alleging invalidity or non-infringement of the Licensed Patents is brought against Licensee or any Sublicensee, Licensors, at its option, shall have the right, within ten (10) Business Days after commencement of such suit, action or other proceeding, to intervene and take over the sole defense of the suit, action or other proceeding at its own expense.

28. Compliance with Laws.

28.1 Patent Marking. Licensee and any Sublicensee shall comply with the patent marking provisions of 35 USC § 287(a) by marking all Licensed Products with the word "patent" or the

abbreviation "pat." and either the numbers of the relevant Licensed Patents or a web address that is freely accessible to the public and that associates the Licensed Product with the Licensed Patents.

28.2 Regulatory Clearance. Licensee itself or through any of its Sublicensees shall, at Licensee's or Sublicensees' expense, comply with all regulations and safety standards concerning the Licensed Product developed and commercialized by or under the authority of Licensee and obtain all necessary governmental approvals for the development, production, distribution, sale and use of the Licensed Product developed and commercialized by or under the authority of Licensee, including any safety or clinical studies. Licensee shall have responsibility for and provide suitable warning labels, packaging and instructions as to the use for such Licensed Product.

29. Confidentiality.

29.1 Confidentiality Obligations. Licensee (the **"Receiving Party"**) acknowledges that in connection with this Agreement it will gain access to Confidential Information of Licensors (the **"Disclosing Party"**). As a condition to being provided with Confidential Information, the Receiving Party shall:

(a) not use the Disclosing Party's Confidential Information other than as strictly necessary to exercise its rights and perform its obligations under this Agreement; and

(b) maintain the Disclosing Party's Confidential Information in strict confidence and, subject to Section 46.2, not disclose the Disclosing Party's Confidential Information without the Disclosing Party's prior written consent, provided, however, the Receiving Party may disclose the Confidential Information to its Representatives who:

(i) have a need to know the Confidential Information for purposes of the Receiving Party's performance, or exercise of its rights concerning the Confidential Information, under this Agreement;

(ii) have been apprised of this restriction; and

(iii) are themselves bound by written nondisclosure agreements at least as restrictive as those set forth in Section 46.1, provided further that the Receiving Party shall be responsible for ensuring its Representatives' compliance with, and shall be liable for any breach by its Representatives of, Section 46.1.

The Receiving Party shall use reasonable care, at least as protective as the efforts it uses for its own confidential information, to safeguard the Disclosing Party's Confidential Information from use or disclosure other than as permitted hereby.

29.2 Exceptions. If the Receiving Party becomes legally compelled to disclose any Confidential Information, the Receiving Party shall:

(a) provide prompt written notice to the Disclosing Party so that the Disclosing Party may seek a protective order or other appropriate remedy or waive its rights under Section 46; and

(b) disclose only the portion of Confidential Information that it is legally required to furnish.

If a protective order or other remedy is not obtained, or the Disclosing Party waives compliance under Section 46, the Receiving Party shall, at the Disclosing Party's expense, use reasonable efforts to obtain assurance that confidential treatment will be afforded the Confidential Information.

30. Representations and Warranties.

30.1 Mutual Representations and Warranties. Each Party represents and warrants to the other Party that as of the Effective Date:

(a) it is duly organized, validly existing and in good standing as a corporation or other entity as represented herein under the laws and regulations of its jurisdiction of incorporation, organization or chartering;

(b) it has, and throughout the licensed term shall retain, the full right, power and authority to enter into this Agreement and to perform its obligations hereunder;

(c) the execution of this Agreement by its Representative whose signature is set forth at the end hereof has been duly authorized by all necessary corporate and/or organizational action of the Party; and

(d) when executed and delivered by such party, this Agreement shall constitute the legal, valid and binding obligation of that Party, enforceable against that Party in accordance with its terms.

30.2 Disclaimer of Licensors Representations and Warranties. LICENSORS EXPRESSLY DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES, WHETHER WRITTEN, ORAL, EXPRESS, IMPLIED STATUTORY OR OTHERWISE, CONCERNING THE VALIDITY, ENFORCEABILITY AND SCOPE OF THE LICENSED PATENTS, THE ACCURACY, COMPLETENESS, SAFETY, USEFULNESS FOR ANY PURPOSE OR, LIKELIHOOD OF SUCCESS (COMMERCIAL, REGULATORY OR OTHER) OF THE LICENSED PRODUCT AND ANY OTHER TECHNICAL INFORMATION, TECHNIQUES, MATERIALS, METHODS, PRODUCTS, PROCESSES OR PRACTICES AT ANY TIME MADE AVAILABLE BY LICENSORS INCLUDING ALL IMPLIED WARRANTIES OF MERCHANTABILITY, QUALITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT AND WARRANTIES ARISING FROM A COURSE OF DEALING, COURSE OF PERFORMANCE, USAGE OR TRADE PRACTICE. WITHOUT LIMITATION TO THE FOREGOING, LICENSORS SHALL HAVE NO LIABILITY WHATSOEVER TO LICENSEE OR ANY OTHER PERSON FOR OR ON ACCOUNT OF ANY INJURY, LOSS, OR DAMAGE, OF ANY KIND OR NATURE, SUSTAINED BY, OR ANY DAMAGE ASSESSED OR ASSERTED AGAINST, OR ANY OTHER LIABILITY INCURRED BY OR IMPOSED ON LICENSEE OR ANY OTHER PERSON, ARISING OUT OF OR IN CONNECTION WITH OR RESULTING FROM (A) THE MANUFACTURE, USE, OFFER FOR SALE, SALE, EXPORT OR IMPORT OF THE LICENSED PRODUCT, OR THE PRACTICE OF THE LICENSED PATENTS; (B) THE USE OF OR ANY ERRORS OF

OMISSIONS IN ANY KNOW-HOW, TECHNICAL INFORMATION, TECHNIQUES, OR PRACTICES DISCLOSED BY LICENSORS; OR (C) ANY ADVERTISING OR OTHER PROMOTIONAL ACTIVITIES CONCERNING ANY OF THE FOREGOING.

31. Exclusion of Consequential and Other Indirect Damages. TO THE FULLEST EXTENT PERMITTED BY LAW, LICENSORS SHALL NOT BE LIABLE TO LICENSEE OR ANY OTHER PERSON FOR ANY INJURY TO OR LOSS OF GOODWILL, REPUTATION, BUSINESS, PRODUCTION, REVENUES, PROFITS, ANTICIPATED PROFITS, CONTRACTS OR OPPORTUNITIES (REGARDLESS OF HOW THESE ARE CLASSIFIED AS DAMAGES), OR FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, EXEMPLARY, SPECIAL, PUNITIVE OR ENHANCED DAMAGES WHETHER ARISING OUT OF BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY, PRODUCT LIABILITY OR OTHERWISE (INCLUDING THE ENTRY INTO, PERFORMANCE OR BREACH OF THIS AGREEMENT), REGARDLESS OF WHETHER SUCH LOSS OR DAMAGE WAS FORESEEABLE OR THE PARTY AGAINST WHOM SUCH LIABILITY IS CLAIMED HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSS OR DAMAGE, AND NOTWITHSTANDING THE FAILURE OF ANY AGREED OR OTHER REMEDY OF ITS ESSENTIAL PURPOSE.

32. Indemnification.

32.1 Licensee Indemnification. Licensee shall indemnify, defend and hold harmless Licensors and its Affiliates, and each of Licensors' and its Affiliates' respective officers, directors, employees, agents, successors and assigns against all Losses arising out of or resulting from any third party claim, suit, action or other proceeding related to or arising out of or resulting from (a) Licensee's breach of any representation, warranty, covenant or obligation under this Agreement, or (b) use by Licensee or its Sublicensee or any of the foregoing Persons' respective transferees of the Licensed Patents, or (c) any use, sale, transfer or other disposition by Licensee or its Sublicensee or any of the foregoing Persons' respective transferees of the Licensed Product or any other products made by use of the Licensed Patents (each, an "**Action**").

32.2 Indemnification Procedure. Licensors shall promptly notify Licensee in writing of any Action and cooperate with Licensee at Licensee's sole cost and expense. Subject to Section 44, Licensee shall immediately take control of the defense and investigation of the Action and shall employ counsel reasonably acceptable to Licensors to handle and defend the Action, at Licensee's sole cost and expense. Licensee shall not settle any Action in a manner that adversely affects the rights of Licensors or their Affiliates without Licensors' or its Affiliates' prior written consent. Licensors' or their Affiliates' failure to perform any obligations under Section 49.2 shall not relieve Licensee of its obligation under Section 49 except to the extent that Licensee can demonstrate that it has been materially prejudiced as a result of the failure. Licensors may participate in and observe the proceedings at its own cost and expense with counsel of its own choosing.

33. Term and Termination.

33.1 Survival. The rights and obligations of the Parties set forth in Section 1 (Definitions), Section 5 (Improvements), Section 46 (Confidentiality), Section 47 (Representations and Warranties), Section 49 (Indemnification), and Section 14 (Miscellaneous), and any right,

obligation or required performance of the Parties in this Agreement which, by its express terms or nature and context is intended to survive termination or expiration of this Agreement, shall survive any such termination or expiration.

34. Miscellaneous.

34.1 Further Assurances. Each Party shall, and shall cause their respective Affiliates to, upon the request, and at the sole cost and expense, of the other Party, promptly execute such documents and take such further actions as may be necessary to give full effect to the terms of this Agreement.

34.2 Independent Contractors. The relationship between the Parties is that of independent contractors. Nothing contained in this Agreement shall be construed as creating any agency, partnership, joint venture or other form of joint enterprise, employment or fiduciary relationship between the Parties, and neither Party shall have authority to contract for or bind the other Party in any manner whatsoever.

34.3 Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given in accordance with this Section:

If to Licensors:	Joseph P. Cotropia E-mail: cotropia@gmail.com
If to Licensee:	Charles S. Cotropia E-mail: csc@bioclonetics.com Attention: Charles S. Cotropia

Notices sent shall be deemed effectively given: (a) when received, if delivered by hand (with written confirmation of receipt); (b) when received, if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail (in each case, with confirmation of transmission), if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (d) on the third (3rd) Business Day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid.

34.4 Interpretation. For purposes of this Agreement: (a) the words "include," "includes" and "including" shall be deemed to be followed by the words "without limitation"; (b) the word "or" is not exclusive; and (c) the words "herein," "hereof," "hereby," "hereto" and "hereunder" refer to this Agreement as a whole.

Unless the context otherwise requires, references herein: (i) to Sections refer to the Sections of this Agreement; (ii) to an agreement, instrument or other document means such agreement,

instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof; and (iii) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

34.5 Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

34.6 Entire Agreement. This Agreement, together with any documents incorporated herein by reference, constitutes the sole and entire agreement of the Parties with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.

34.7 Assignment. Licensee shall not assign or otherwise transfer any of its rights, or delegate or otherwise transfer any of its obligations or performance, under this Agreement, in each case whether voluntarily, involuntarily, by operation of law or otherwise, without Licensors' prior written consent, which consent Licensors may give or withhold in its sole discretion. No delegation or other transfer will relieve Licensee of any of its obligations or performance under this Agreement. Licensors may freely assign or otherwise transfer all or any of its rights, or delegate or otherwise transfer all or any of its obligations or performance, under this Agreement without Licensee's consent. This Agreement is binding upon and inures to the benefit of the Parties and their respective permitted successors and assigns.

34.8 No Third-Party Beneficiaries. This Agreement is for the sole benefit of the Parties and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Agreement.

34.9 Amendment; Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party hereto. No waiver by any Party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the waiving Party. Except as otherwise set forth in this Agreement, no failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

34.10 Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon a determination that any term or other provision is invalid, illegal or unenforceable, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

34.11 Governing Law; Submission to Jurisdiction.

(a) This Agreement and all related documents, and all matters arising out of or relating to this Agreement, are governed by, and construed in accordance with, the laws of the State of Texas, United States of America, without regard to the conflict of laws provisions thereof to the extent such principles or rules would require or permit the application of the laws of any jurisdiction other than those of the State of Texas.

(b) Any action, suit or other proceeding arising out of or related to this Agreement, the license granted hereunder, or the validity or enforceability or scope of any Licensed Patent claim, shall be instituted exclusively in the federal courts of the United States or the courts of the State of Texas in each case located in the city of Rockwall and County of Rockwall, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Service of process, summons, notice or other document by mail to such Party's address set forth herein shall be effective service of process for any action, suit or other proceeding brought in any such court.

34.12 Equitable Relief. Each Party acknowledges that a breach by the other Party of this Agreement may cause the non-breaching Party irreparable harm, for which an award of damages would not be adequate compensation and, in the event of such a breach or threatened breach, the non-breaching Party shall be entitled to seek equitable relief, including in the form of a restraining order, orders for preliminary or permanent injunction, specific performance and any other relief that may be available from any court, and the Parties hereby waive any requirement for the securing or posting of any bond or the showing of actual monetary damages in connection with such relief. These remedies shall not be deemed to be exclusive but shall be in addition to all other remedies available under this Agreement at law or in equity, subject to any express exclusions or limitations in this Agreement to the contrary.

34.13 Attorneys' Fees. In the event that any action, suit or other legal or administrative proceeding is instituted or commenced by either Party against the other Party arising out of or related to this Agreement, the prevailing Party shall be entitled to recover its reasonable attorneys' fees and court costs from the non-prevailing Party.

34.14 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission (to which a PDF copy is attached) shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the Effective Date.

LICENSORS:

By:

Name: Joseph P. Cotropia

By:

Name: Gaurav Chandra

PATENT LICENSE AGREEMENT

This Patent License Agreement ("Agreement"), dated and effective on December 9, 2020 (the "Effective Date"), is granted by the inventor Harry Zhabilov (hereinafter "Licensor"), to Virogentics, Inc., a Texas corporation, a wholly-owned subsidiary of Enzolytics, Inc. (hereinafter "Licensee"), the Licensor and Licensee collectively referred to as the "Parties".

WHEREAS, Licensor is the sole and exclusive owner of and has the right to license the technology, patent or patents and inventions covered by and disclosed in the following Licensed Patent:

U.S. Application No. 63/123,341, entitled NUCLEAR PROTEINS ISOLATED FROM MAMALIAN SPINAL CORD (SCNP) IMMUNE FACTOR - PHARMACEUTICAL COMPOSITION FOR TREATMENT, filed December 9, 2020, Inventor: Harry Zhabilov (herein the "Licensed Patent"), including all patents issuing therefrom and any foreign counterparts thereof;

WHEREAS Licensee wishes to license the Licensed Patent and Licensor is willing to grant to Licensee a license to the Licensed Patent on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. For purposes of this Agreement, the following terms shall have the following meanings: 1Z1

"Affiliate" of a Person means any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term "control" for purposes of this Agreement means the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and "controlled by" and "under common control with" have correlative meanings.

"Confidential Information" means all non-public, confidential or proprietary information of Licensor, or its Affiliates or Representatives, whether in oral, written, electronic or other form or media, whether or not such information is marked, designated or otherwise identified as "confidential" and includes the terms and existence of this Agreement and any information that, due to the nature of its subject matter or circumstances surrounding its disclosure, would reasonably be understood to be confidential or proprietary, including, specifically: (a) Licensor's unpatented inventions, ideas, methods and discoveries, know-how, trade secrets, unpublished patent applications, invention disclosures, invention summaries and other confidential intellectual property; (b) all other designs, specifications, documentation, components, source code, object code, images, icons, audiovisual components and objects, schematics, drawings, protocols, processes, and other visual depictions, in whole or in part, of any of the foregoing; and (c) all notes, analyses, compilations, reports, forecasts, studies, samples, data, statistics, summaries, interpretations and other materials prepared by or for the Licensee, its Affiliates or its

Representatives that contain, are based on, or otherwise reflect or are derived from any of the foregoing in whole or in part.

Confidential Information does not include information that Licensee can demonstrate by documentation: (i) was already known to Licensee without restriction on use or disclosure prior to the Effective Date; (ii) was or is independently developed by Licensee without reference to or use of any Confidential Information; (iii) was or becomes generally known by the public other than by breach of this Agreement by, or other wrongful act of, Licensee, its Affiliates or any of its Representatives; or (iv) was received by Licensee from a third party who was not, at the time, under any obligation to Licensor or any other Person to maintain the confidentiality of such information.

No Confidential Information is included in any of the foregoing exceptions merely because it comprises or relates to the same general subject matter as a specific item of disclosure falling within such exceptions, nor is any general subject matter of Confidential Information within any of the foregoing exceptions merely because one or more specific items comprising or relating to such subject matter fall within such exceptions.

"Effective Date" has the meaning set forth in the preamble.

"Governmental Authority" means any federal, state, national, supranational, local or other government, whether domestic or foreign, including any subdivision, department, agency, instrumentality, authority (including any regulatory authority), commission, board or bureau thereof, or any court, tribunal or arbitrator. KZ

"Improvement" means any improvements made by or for Licensee or Licensor to technology disclosed and/or claimed in the Licensed Patent.

"Invention" means the product, system and methods defined in the Licensed Patent.

"Law" means any statute, law, ordinance, regulation, rule, code, order, constitution, treaty, common law, judgment, decree, other requirement or rule of law of any federal, state, local or foreign government or political subdivision thereof, or any arbitrator, court or tribunal of competent jurisdiction.

"Licensed Patent" has the meaning set forth in the preamble.

"Licensed Product" has the meaning of any product, method or process or part thereof, the making, the manufacture, use, offer for sale, sale, lease, rental, export or import of which: (a) is covered by a valid claim of a currently pending, an issued, unexpired Licensed Patent directed to the Invention. A claim of an issued, unexpired Licensed Patent shall be presumed to be valid unless and until it has been held to be invalid by a final judgment of a court of competent jurisdiction from which no appeal can be or is taken; or (b) is covered by any claim being prosecuted in a pending application directed to the Invention.

"Licensor" has the meaning set forth in the preamble.

"Person(s)" means an individual, corporation, partnership, joint venture, limited liability company, governmental authority, unincorporated organization, trust, association or other entity.

"Representatives" means a Party's and its Affiliates' employees, officers, directors, consultants and legal advisors.

"Sublicensee or Sublicensees" means any Person to whom or which Licensee grants a sublicense, in whole or in part, under this Agreement.

2. Grant.

2.1 Patent License. Subject to the terms and conditions of this Agreement, Licensor hereby grants to Licensee a worldwide, nontransferable, nonsublicensable (except as expressly permitted under Section 3), exclusive right and license under the Licensed Patent to make, have made, use, offer to sell, sell, lease, rent, export and import products or services for a term commencing as of Effective Date and ending on the expiration of the last to expire of the Licensed Patent or Patents. This license shall not extend to any third party, subsidiary, or division of Licensee without the prior written consent of the Licensor.

3. Grant Limitation.

HZ

3.1 Grant. Except for the rights and licenses granted by Licensor under Section 2.1, this Agreement does not grant to Licensee or any other Person any right, title or interest (including any license to Improvements or any other patent applications or patents claiming Improvements), by implication, estoppel, or otherwise. Without limitation of the foregoing, nothing in this Agreement shall be construed as granting by implication, estoppel, or otherwise, any right, title or interest in, to or under any Licensor patents other than the Licensed Patent regardless of whether such other patents are dominant or subordinate to any Licensed Patent. All rights, titles and interests not specifically and expressly granted by Licensor hereunder are hereby reserved.

4. Commercial Application (Diligence)

4.1 Licensee agrees to use all reasonable efforts and diligence to proceed with the development, the making, manufacture, use, practice, sale or lease, export or import, and/or sublicensing of the Licensed Patent, and to diligently develop markets therefor. The failure by the Licensee to make a good faith effort to comply with this obligation shall be the basis for termination of the license rights granted herein.

5. Patent Royalties and Required Reports

5.1 Patent Royalty Amounts – As consideration for the grant of exclusive rights to the Licensed Patent, Licensee will pay to Licensor fifteen (15) percent of the gross revenues derived from the making, manufacture, use, practice, sale or lease, export or import, and/or sublicensing of the Licensed Product (the "Patent Royalty").

5.2 Patent Royalty Reports – Licensee agrees to provide Licensor, within thirty (30) days after the end of each calendar quarter and within ten (10) days after the expiration or termination of this Agreement, a report of the gross revenues derived from the making, manufacture, use,

practice, sale or lease, export or import, and/or sublicensing of the Licensed Product ("Quarterly Patent Royalty Reports").

6. Auditable Records

Licensee shall keep true, accurate and consistent records containing regular entries relating to the gross revenues derived from the making, manufacture, use, practice, sale or lease, export or import, and/or sublicensing of the Licensed Product by country (if applicable). These records shall be available for examination during normal business hours by accountants representing Licensor, who shall be entitled to perform an audit and to make copies and extracts and to receive any explanations that may reasonably be requested.

7. Sublicensing.

7.1 Sublicense Grant. Licensee shall not have the right to sublicense all or any of its licensed rights to and under the Licensed Patent to any Sublicensee without the express prior written consent of Licensor in which Licensor grants to Licensee such right subject to the terms and conditions in this Agreement, including, without limitation, the express limitations set forth in Section 3.

8. Improvements. Any Improvements shall be the property of the Licensor and Licensor shall have sole and absolute discretion as to whether and how to seek protection for any such Improvements.

HZ

9. Patent Prosecution and Maintenance. For each patent and patent application included as the Licensed Patent, Licensor shall be solely responsible for, and make all decisions concerning, the preparation, filing, and prosecution thereof and notify Licensee of any additions or deletions and ay changes in the status of any Licensed Patent. All maintenance costs for issued Licensed Patents shall be paid by Licensee during the term of this Agreement. Any additional future expenses in respect of the Licensed Patent shall be paid by Licensee during the term of this Agreement.

10. Enforcement of Licensed Patent and Third-party Infringement Claims.

10.1 Notice of Infringement or Third-party Claims. If (a) either Party reasonably believes that a Licensed Patent is being infringed or misappropriated by a third party, or (b) if a third party alleges that the Licensed Patent is invalid or unenforceable or claims that the subject matter of the Licensed Product, or its use, development, manufacture or sale infringes such third party's intellectual property rights, the Party possessing such belief or awareness of such claims shall promptly provide written notice to the other party and provide it with all details of such infringement or claim, as applicable, that are known by such Party.

10.2 Right to Bring Action or Defend

(a) Licensor has the sole right and discretion to prevent or abate any actual or threatened misappropriation or infringement and attempt to resolve any claims relating to the Licensed Patent, including by (i) prosecuting or defending any opposition, derivation, interference, declaratory judgment, federal district court, U.S. International Trade Commission or other proceeding of any kind, and (ii) taking any other lawful action that Licensor, in its sole discretion, believes is

reasonably necessary, to protect, enforce or defend the Licensed Patent. Licensor has the right to prosecute or defend any such proceeding in Licensor's name or, if required by applicable Law or otherwise necessary or desirable for such purposes, in the name of Licensee and may join Licensee as a party. Licensor shall bear its own costs and expenses in all such proceedings and have the right to control the conduct thereof and be represented by counsel of its own choice therein.

(b) Licensee shall and hereby does irrevocably and unconditionally waive any objection to Licensor's joinder of Licensee to any proceeding described in Section 10.2(a) on any grounds whatsoever, including on the grounds of personal jurisdiction, venue or *forum non conveniens*. If Licensor brings or defends any such proceeding, Licensee shall cooperate in all respects with Licensor in the conduct thereof, and assist in all reasonable ways, including having its employees testify when requested and make available for discovery or trial exhibit relevant records, papers, information, samples, specimens, and the like at Licensee's own cost.

10.3 No Obligation to Sue. Licensor shall have no obligation to bring any suit, action or other proceeding against any alleged infringer of the Licensed Patent.

10.4 Recovery and Settlement. If Licensor undertakes the enforcement or defense of the Licensed Patent:

(a) any recovery, damages or settlement derived from such suit, action or other proceeding shall be retained in its entirety by Licensor; and

(b) Licensor may settle any such suit, action or other proceeding, whether by consent order, settlement or other voluntary final disposition, without the prior written approval of Licensee or any Sublicensee.

10.5 March-in Rights. If any suit, action or other proceeding alleging invalidity or non-infringement of the Licensed Patent is brought against Licensee or any Sublicensee, Licensor, at its option, shall have the right, within ten (10) Business Days after commencement of such suit, action or other proceeding, to intervene and take over the sole defense of the suit, action or other proceeding at its own expense.

11. Compliance with Laws.

11.1 Patent Marking. Licensee and any Sublicensee shall comply with the patent marking provisions of 35 USC § 287(a) by marking all Licensed Products with the word "patent" or the abbreviation "pat." and either the numbers of the relevant Licensed Patents or a web address that is freely accessible to the public and that associates the Licensed Product with the Licensed Patent.

11.2 Regulatory Clearance. Licensee itself or through any of its Sublicensees shall, at Licensee's or Sublicensees' expense, comply with all regulations and safety standards concerning the Licensed Product developed and commercialized by or under the authority of Licensee and obtain all necessary governmental approvals for the development, production, distribution, sale and use of the Licensed Product developed and commercialized by or under the authority of Licensee, including any safety or clinical studies. Licensee shall have responsibility for and provide suitable warning labels, packaging and instructions as to the use for such Licensed Product.

reasonably necessary, to protect, enforce or defend the Licensed Patent. Licensor has the right to prosecute or defend any such proceeding in Licensor's name or, if required by applicable Law or otherwise necessary or desirable for such purposes, in the name of Licensee and may join Licensee as a party. Licensor shall bear its own costs and expenses in all such proceedings and have the right to control the conduct thereof and be represented by counsel of its own choice therein.

(b) Licensee shall and hereby does irrevocably and unconditionally waive any objection to Licensor's joinder of Licensee to any proceeding described in Section 10.2(a) on any grounds whatsoever, including on the grounds of personal jurisdiction, venue or *forum non conveniens*. If Licensor brings or defends any such proceeding, Licensee shall cooperate in all respects with Licensor in the conduct thereof, and assist in all reasonable ways, including having its employees testify when requested and make available for discovery or trial exhibit relevant records, papers, information, samples, specimens, and the like at Licensee's own cost.

10.3 No Obligation to Sue. Licensor shall have no obligation to bring any suit, action or other proceeding against any alleged infringer of the Licensed Patent.

10.4 Recovery and Settlement. If Licensor undertakes the enforcement or defense of the Licensed Patent:

(a) any recovery, damages or settlement derived from such suit, action or other proceeding shall be retained in its entirety by Licensor; and

HZ

(b) Licensor may settle any such suit, action or other proceeding, whether by consent order, settlement or other voluntary final disposition, without the prior written approval of Licensee or any Sublicensee.

10.5 March-in Rights. If any suit, action or other proceeding alleging invalidity or non-infringement of the Licensed Patent is brought against Licensee or any Sublicensee, Licensor, at its option, shall have the right, within ten (10) Business Days after commencement of such suit, action or other proceeding, to intervene and take over the sole defense of the suit, action or other proceeding at its own expense.

11. Compliance with Laws.

11.1 Patent Marking. Licensee and any Sublicensee shall comply with the patent marking provisions of 35 USC § 287(a) by marking all Licensed Products with the word "patent" or the abbreviation "pat." and either the numbers of the relevant Licensed Patents or a web address that is freely accessible to the public and that associates the Licensed Product with the Licensed Patent.

11.2 Regulatory Clearance. Licensee itself or through any of its Sublicensees shall, at Licensee's or Sublicensees' expense, comply with all regulations and safety standards concerning the Licensed Product developed and commercialized by or under the authority of Licensee and obtain all necessary governmental approvals for the development, production, distribution, sale and use of the Licensed Product developed and commercialized by or under the authority of Licensee, including any safety or clinical studies. Licensee shall have responsibility for and provide suitable warning labels, packaging and instructions as to the use for such Licensed Product.

12. Confidentiality.

12.1 Confidentiality Obligations. Licensee (the "Receiving Party") acknowledges that in connection with this Agreement it will gain access to Confidential Information of Licensor (the "Disclosing Party"). As a condition to being provided with Confidential Information, the Receiving Party shall:

(a) not use the Disclosing Party's Confidential Information other than as strictly necessary to exercise its rights and perform its obligations under this Agreement; and

(b) maintain the Disclosing Party's Confidential Information in strict confidence and, subject to Section 12.2, not disclose the Disclosing Party's Confidential Information without the Disclosing Party's prior written consent, provided, however, the Receiving Party may disclose the Confidential Information to its Representatives who:

(i) have a need to know the Confidential Information for purposes of the Receiving Party's performance, or exercise of its rights concerning the Confidential Information, under this Agreement;

(ii) have been apprised of this restriction; and

(iii) are themselves bound by written nondisclosure agreements at least as restrictive as those set forth in Section 12.1, provided further that the Receiving Party shall be responsible for ensuring its Representatives' compliance with, and shall be liable for any breach by its Representatives of, Section 12.1.

The Receiving Party shall use reasonable care, at least as protective as the efforts it uses for its own confidential information, to safeguard the Disclosing Party's Confidential Information from use or disclosure other than as permitted hereby.

12.2 Exceptions. If the Receiving Party becomes legally compelled to disclose any Confidential Information, the Receiving Party shall:

(a) provide prompt written notice to the Disclosing Party so that the Disclosing Party may seek a protective order or other appropriate remedy or waive its rights under Section 12; and

(b) disclose only the portion of Confidential Information that it is legally required to furnish.

If a protective order or other remedy is not obtained, or the Disclosing Party waives compliance under Section 12, the Receiving Party shall, at the Disclosing Party's expense, use reasonable efforts to obtain assurance that confidential treatment will be afforded the Confidential Information.

13. Representations and Warranties.

13.1 Mutual Representations and Warranties. Each Party represents and warrants to the other Party that as of the Effective Date:

(a) it is duly organized, validly existing and in good standing as a corporation or other entity as represented herein under the laws and regulations of its jurisdiction of incorporation, organization or chartering;

(b) it has, and throughout the licensed term shall retain, the full right, power and authority to enter into this Agreement and to perform its obligations hereunder;

(c) the execution of this Agreement by its Representative whose signature is set forth at the end hereof has been duly authorized by all necessary corporate and/or organizational action of the Party; and

(d) when executed and delivered by such party, this Agreement shall constitute the legal, valid and binding obligation of that Party, enforceable against that Party in accordance with its terms.

13.2 Disclaimer of Licensor Representations and Warranties. LICENSOR EXPRESSLY DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES, WHETHER WRITTEN, ORAL, EXPRESS, IMPLIED STATUTORY OR OTHERWISE, CONCERNING THE VALIDITY, ENFORCEABILITY AND SCOPE OF THE LICENSED PATENT, THE ACCURACY, COMPLETENESS, SAFETY, USEFULNESS FOR ANY PURPOSE OR, LIKELIHOOD OF SUCCESS (COMMERCIAL, REGULATORY OR OTHER) OF THE LICENSED PRODUCT AND ANY OTHER TECHNICAL INFORMATION, TECHNIQUES, MATERIALS, METHODS, PRODUCTS, PROCESSES OR PRACTICES AT ANY TIME MADE AVAILABLE BY LICENSOR INCLUDING ALL IMPLIED WARRANTIES OF MERCHANTABILITY, QUALITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT AND WARRANTIES ARISING FROM A COURSE OF DEALING, COURSE OF PERFORMANCE, USAGE OR TRADE PRACTICE. WITHOUT LIMITATION TO THE FOREGOING, LICENSOR SHALL HAVE NO LIABILITY WHATSOEVER TO LICENSEE OR ANY OTHER PERSON FOR OR ON ACCOUNT OF ANY INJURY, LOSS, OR DAMAGE, OF ANY KIND OR NATURE, SUSTAINED BY, OR ANY DAMAGE ASSESSED OR ASSERTED AGAINST, OR ANY OTHER LIABILITY INCURRED BY OR IMPOSED ON LICENSEE OR ANY OTHER PERSON, ARISING OUT OF OR IN CONNECTION WITH OR RESULTING FROM (A) THE MANUFACTURE, USE, OFFER FOR SALE, SALE, EXPORT OR IMPORT OF THE LICENSED PRODUCT, OR THE PRACTICE OF THE LICENSED PATENT; (B) THE USE OF OR ANY ERRORS OF OMISSIONS IN ANY KNOW-HOW, TECHNICAL INFORMATION, TECHNIQUES, OR PRACTICES DISCLOSED BY LICENSOR; OR (C) ANY ADVERTISING OR OTHER PROMOTIONAL ACTIVITIES CONCERNING ANY OF THE FOREGOING

14. Exclusion of Consequential and Other Indirect Damages. TO THE FULLEST EXTENT PERMITTED BY LAW, LICENSOR SHALL NOT BE LIABLE TO LICENSEE OR ANY OTHER PERSON FOR ANY INJURY TO OR LOSS OF GOODWILL, REPUTATION, BUSINESS, PRODUCTION, REVENUES, PROFITS, ANTICIPATED PROFITS, CONTRACTS OR OPPORTUNITIES (REGARDLESS OF HOW THESE ARE CLASSIFIED AS DAMAGES), OR FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, EXEMPLARY, SPECIAL, PUNITIVE OR ENHANCED DAMAGES WHETHER ARISING OUT OF BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT

LIABILITY, PRODUCT LIABILITY OR OTHERWISE (INCLUDING THE ENTRY INTO, PERFORMANCE OR BREACH OF THIS AGREEMENT), REGARDLESS OF WHETHER SUCH LOSS OR DAMAGE WAS FORESEEABLE OR THE PARTY AGAINST WHOM SUCH LIABILITY IS CLAIMED HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSS OR DAMAGE, AND NOTWITHSTANDING THE FAILURE OF ANY AGREED OR OTHER REMEDY OF ITS ESSENTIAL PURPOSE.

15. Indemnification.

15.1 Licensee Indemnification. Licensee shall indemnify, defend and hold harmless Licensor and its Affiliates, and each of Licensor's and its Affiliates' respective officers, directors, employees, agents, successors and assigns against all Losses arising out of or resulting from any third party claim, suit, action or other proceeding related to or arising out of or resulting from (a) Licensee's breach of any representation, warranty, covenant or obligation under this Agreement, or (b) use by Licensee or its Sublicensee or any of the foregoing Persons' respective transferees of the Licensed Patent, or (c) any use, sale, transfer or other disposition by Licensee or its Sublicensee or any of the foregoing Persons' respective transferees of the Licensed Product or any other products made by use of the Licensed Patent (each, an "Action").

15.2 Indemnification Procedure. Licensor shall promptly notify Licensee in writing of any Action and cooperate with Licensee at Licensee's sole cost and expense. Subject to Section 10, Licensee shall immediately take control of the defense and investigation of the Action and shall employ counsel reasonably acceptable to Licensor to handle and defend the Action, at Licensee's sole cost and expense. Licensee shall not settle any Action in a manner that adversely affects the rights of Licensor or its Affiliates without Licensor's or its Affiliates' prior written consent. Licensor's or its Affiliates' failure to perform any obligations under Section 15.2 shall not relieve Licensee of its obligation under Section 15 except to the extent that Licensee can demonstrate that it has been materially prejudiced as a result of the failure. Licensor may participate in and observe the proceedings at its own cost and expense with counsel of its own choosing.

16. Term and Termination.

16.1 Survival. The rights and obligations of the Parties set forth in Section 1 (Definitions), Section 5 (Improvements), Section 12 (Confidentiality), Section 13 (Representations and Warranties), Section 15 (Indemnification), and Section 14 (Miscellaneous), and any right, obligation or required performance of the Parties in this Agreement which, by its express terms or nature and context is intended to survive termination or expiration of this Agreement, shall survive any such termination or expiration.

17. Miscellaneous.

17.1 Further Assurances. Each Party shall, and shall cause their respective Affiliates to, upon the request, and at the sole cost and expense, of the other Party, promptly execute such documents and take such further actions as may be necessary to give full effect to the terms of this Agreement.

17.2 Independent Contractors. The relationship between the Parties is that of independent contractors. Nothing contained in this Agreement shall be construed as creating any agency, partnership, joint venture or other form of joint enterprise, employment or fiduciary relationship

between the Parties, and neither Party shall have authority to contract for or bind the other Party in any manner whatsoever.

17.3 Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given in accordance with this Section:

If to Licensor: Harry Zhabilov
6108 Sumter Ct
Frisco TX 75035
E-mail zhabilov@att.net

Attention: Harry Zhabilov

If to Licensee: Virogentics, Inc.
2000 North Central Expressway, Plano Texas, 75074

E-mail: zhabilov@att.net
Attention: Harry Zhabilov

HZ

Notices sent shall be deemed effectively given: (a) when received, if delivered by hand (with written confirmation of receipt); (b) when received, if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail (in each case, with confirmation of transmission), if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (d) on the third (3rd) Business Day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid.

17.4 Interpretation. For purposes of this Agreement: (a) the words "include," "includes" and "including" shall be deemed to be followed by the words "without limitation"; (b) the word "or" is not exclusive; and (c) the words "herein," "hereof," "hereby," "hereto" and "hereunder" refer to this Agreement as a whole.

Unless the context otherwise requires, references herein: (i) to Sections refer to the Sections of this Agreement; (ii) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof; and (iii) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

17.5 Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

17.6 Entire Agreement. This Agreement, together with any documents incorporated herein by reference, constitutes the sole and entire agreement of the Parties with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.

17.7 Assignment. Licensee shall not assign or otherwise transfer any of its rights, or delegate or otherwise transfer any of its obligations or performance, under this Agreement, in each case whether voluntarily, involuntarily, by operation of law or otherwise, without Licensor's prior written consent, which consent Licensor may give or withhold in its sole discretion. No delegation or other transfer will relieve Licensee of any of its obligations or performance under this Agreement. Licensor may freely assign or otherwise transfer all or any of its rights, or delegate or otherwise transfer all or any of its obligations or performance, under this Agreement without Licensee's consent. This Agreement is binding upon and inures to the benefit of the Parties and their respective permitted successors and assigns.

17.8 No Third-Party Beneficiaries. This Agreement is for the sole benefit of the Parties and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Agreement.

17.9 Amendment; Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party hereto. No waiver by any Party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the waiving Party. Except as otherwise set forth in this Agreement, no failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

17.10 Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon a determination that any term or other provision is invalid, illegal or unenforceable, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

17.11 Governing Law, Submission to Jurisdiction.

(a) This Agreement and all related documents, and all matters arising out of or relating to this Agreement, are governed by, and construed in accordance with, the laws of the State of Texas, United States of America, without regard to the conflict of laws provisions thereof to the

extent such principles or rules would require or permit the application of the laws of any jurisdiction other than those of the State of Texas.

(b) Any action, suit or other proceeding arising out of or related to this Agreement, the license granted hereunder, or the validity or enforceability or scope of any Licensed Patent claim, shall be instituted exclusively in the federal courts of the United States or the courts of the State of Texas in each case located in the city of Rockwall and County of Rockwall, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Service of process, summons, notice or other document by mail to such Party's address set forth herein shall be effective service of process for any action, suit or other proceeding brought in any such court.

17.12 Equitable Relief. Each Party acknowledges that a breach by the other Party of this Agreement may cause the non-breaching Party irreparable harm, for which an award of damages would not be adequate compensation and, in the event of such a breach or threatened breach, the non-breaching Party shall be entitled to seek equitable relief, including in the form of a restraining order, orders for preliminary or permanent injunction, specific performance and any other relief that may be available from any court, and the Parties hereby waive any requirement for the securing or posting of any bond or the showing of actual monetary damages in connection with such relief. These remedies shall not be deemed to be exclusive but shall be in addition to all other remedies available under this Agreement at law or in equity, subject to any express exclusions or limitations in this Agreement to the contrary.

17.13 Attorneys' Fees. In the event that any action, suit or other legal or administrative proceeding is instituted or commenced by either Party against the other Party arising out of or related to this Agreement, the prevailing Party shall be entitled to recover its reasonable attorneys' fees and court costs from the non-prevailing Party.

17.14 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission (to which a PDF copy is attached) shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the Effective Date by their respective officers thereunto duly authorized.

LICENSOR:

Harry Zhabilov, Inventor

____

LICENSEE:

Virogentics, Inc

a Texas corporation

By: ______________________________

Name: ~~Harry Zhabilov~~ Diana Zhabilov

Title: Officer

PATENT LICENSE AGREEMENT

This Patent License Agreement ("Agreement"), dated and effective on ____________, ___, 2020 (the "Effective Date"), is by and between Zhabilov Trust, Inc., a California family trust (hereinafter "Licensor"), and Virogentics, Inc., a Texas corporation, a wholly-owned subsidiary of Enzolytics, Inc. Licensor (hereinafter "Licensee"), the Licensor and Licensee collectively referred to as the "Parties".

WHEREAS, Licensor is the sole and exclusive owner of and has the right to license the technology, patent or patents and inventions covered by and disclosed in the following Licensed Patent:

U.S. Patent No. 7,479538, Irreversibly - Inactivated pepsinogen fragment and Pharmaceutical composition the same for detecting preventing and treating HIV; U.S. Patent No. 8,066982, Irreversibly - Inactivated pepsinogen fragment and Pharmaceutical composition compressing the same for detecting preventing and treating HIV (herein the "Licensed Patent"), including all patents issuing therefrom and any foreign counterparts thereof;

WHEREAS Licensee wishes to license the Licensed Patent and Licensor is willing to grant to Licensee a license to the Licensed Patent on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

35. Definitions. For purposes of this Agreement, the following terms shall have the following meanings:

"Affiliate" of a Person means any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term "control" for purposes of this Agreement means the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and "controlled by" and "under common control with" have correlative meanings.

"Confidential Information" means all non-public, confidential or proprietary information of Licensor, or its Affiliates or Representatives, whether in oral, written, electronic or other form or media, whether or not such information is marked, designated or otherwise identified as "confidential" and includes the terms and existence of this Agreement and any information that, due to the nature of its subject matter or circumstances surrounding its disclosure, would reasonably be understood to be confidential or proprietary, including, specifically: (a) Licensor's unpatented inventions, ideas, methods and discoveries, know-how, trade secrets, unpublished patent applications, invention disclosures, invention summaries and other confidential intellectual property; (b) all other designs, specifications, documentation, components, source code, object code, images, icons, audiovisual components and objects, schematics, drawings, protocols, processes, and other visual depictions, in whole or in part, of any of the foregoing; and (c) all notes, analyses, compilations, reports, forecasts, studies, samples, data, statistics, summaries, interpretations and other materials prepared by or for the Licensee, its Affiliates or its

Representatives that contain, are based on, or otherwise reflect or are derived from any of the foregoing in whole or in part.

Confidential Information does not include information that Licensee can demonstrate by documentation: (i) was already known to Licensee without restriction on use or disclosure prior to the Effective Date; (ii) was or is independently developed by Licensee without reference to or use of any Confidential Information; (iii) was or becomes generally known by the public other than by breach of this Agreement by, or other wrongful act of, Licensee, its Affiliates or any of its Representatives; or (iv) was received by Licensee from a third party who was not, at the time, under any obligation to Licensor or any other Person to maintain the confidentiality of such information.

No Confidential Information is included in any of the foregoing exceptions merely because it comprises or relates to the same general subject matter as a specific item of disclosure falling within such exceptions, nor is any general subject matter of Confidential Information within any of the foregoing exceptions merely because one or more specific items comprising or relating to such subject matter fall within such exceptions.

"Effective Date" has the meaning set forth in the preamble.

"Governmental Authority" means any federal, state, national, supranational, local or other government, whether domestic or foreign, including any subdivision, department, agency, instrumentality, authority (including any regulatory authority), commission, board or bureau thereof, or any court, tribunal or arbitrator.

"Improvement" means any improvements made by or for Licensee or Licensor to technology disclosed and/or claimed in the Licensed Patent.

"Invention" means the product, system and methods defined in the Licensed Patent.

"Law" means any statute, law, ordinance, regulation, rule, code, order, constitution, treaty, common law, judgment, decree, other requirement or rule of law of any federal, state, local or foreign government or political subdivision thereof, or any arbitrator, court or tribunal of competent jurisdiction.

"Licensed Patent" has the meaning set forth in the preamble.

"Licensed Product" has the meaning of any product, method or process or part thereof, the making, the manufacture, use, offer for sale, sale, lease, rental, export or import of which: (a) is covered by a valid claim of a currently pending, an issued, unexpired Licensed Patent directed to the Invention. A claim of an issued, unexpired Licensed Patent shall be presumed to be valid unless and until it has been held to be invalid by a final judgment of a court of competent jurisdiction from which no appeal can be or is taken; or (b) is covered by any claim being prosecuted in a pending application directed to the Invention.

"Licensor" has the meaning set forth in the preamble.

"Person(s)" means an individual, corporation, partnership, joint venture, limited liability company, governmental authority, unincorporated organization, trust, association or other entity.

"Representatives" means a Party's and its Affiliates' employees, officers, directors, consultants and legal advisors.

"Sublicensee or Sublicensees" means any Person to whom or which Licensee grants a sublicense, in whole or in part, under this Agreement.

36. Grant.

36.1 Patent License. Subject to the terms and conditions of this Agreement, Licensor hereby grants to Licensee a worldwide, nontransferable, nonsublicensable (except as expressly permitted under Section 3), exclusive right and license under the Licensed Patent to make, have made, use, offer to sell, sell, lease, rent, export and import products or services for a term commencing as of Effective Date and ending on the expiration of the last to expire of the Licensed Patent or Patents. This license shall not extend to any third party, subsidiary, or division of Licensee without the prior written consent of the Licensor.

37. Grant Limitation.

37.1 Grant. Except for the rights and licenses granted by Licensor under Section 36.1, this Agreement does not grant to Licensee or any other Person any right, title or interest (including any license to Improvements or any other patent applications or patents claiming Improvements), by implication, estoppel, or otherwise. Without limitation of the foregoing, nothing in this Agreement shall be construed as granting by implication, estoppel, or otherwise, any right, title or interest in, to or under any Licensor patents other than the Licensed Patent regardless of whether such other patents are dominant or subordinate to any Licensed Patent. All rights, titles and interests not specifically and expressly granted by Licensor hereunder are hereby reserved.

38. Commercial Application (Diligence)

38.1 Licensee agrees to use all reasonable efforts and diligence to proceed with the development, the making, manufacture, use, practice, sale or lease, export or import, and/or sublicensing of the Licensed Patent, and to diligently develop markets therefor. The failure by the Licensee to make a good faith effort to comply with this obligation shall be the basis for termination of the license rights granted herein.

39. Patent Royalties and Required Reports

39.1 Patent Royalty Amounts – As consideration for the grant of exclusive rights to the Licensed Patent, Licensee will pay to Licensor fifteen (15) percent of the gross revenues derived from the making, manufacture, use, practice, sale or lease, export or import, and/or sublicensing of the Licensed Product (the "Patent Royalty").

39.2 Patent Royalty Reports – Licensee agrees to provide Licensor, within thirty (30) days after the end of each calendar quarter and within ten (10) days after the expiration or termination of this Agreement, a report of the gross revenues derived from the making, manufacture, use,

practice, sale or lease, export or import, and/or sublicensing of the Licensed Product ("Quarterly Patent Royalty Reports").

40. Auditable Records

Licensee shall keep true, accurate and consistent records containing regular entries relating to the gross revenues derived from the making, manufacture, use, practice, sale or lease, export or import, and/or sublicensing of the Licensed Product by country (if applicable). These records shall be available for examination during normal business hours by accountants representing Licensor, who shall be entitled to perform an audit and to make copies and extracts and to receive any explanations that may reasonably be requested.

41. Sublicensing.

41.1 Sublicense Grant. Licensee shall not have the right to sublicense all or any of its licensed rights to and under the Licensed Patent to any Sublicensee without the express prior written consent of Licensor in which Licensor grants to Licensee such right subject to the terms and conditions in this Agreement, including, without limitation, the express limitations set forth in Section 3.

42. Improvements. Any Improvements shall be the property of the Licensor and Licensor shall have sole and absolute discretion as to whether and how to seek protection for any such Improvements.

43. Patent Prosecution and Maintenance. For each patent and patent application included as the Licensed Patent, Licensor shall be solely responsible for, and make all decisions concerning, the preparation, filing, and prosecution thereof and notify Licensee of any additions or deletions and ay changes in the status of any Licensed Patent. All maintenance costs for issued Licensed Patents shall be paid by Licensee during the term of this Agreement. Any additional future expenses in respect of the Licensed Patent shall be paid by Licensee during the term of this Agreement.

44. Enforcement of Licensed Patent and Third-party Infringement Claims.

44.1 Notice of Infringement or Third-party Claims. If (a) either Party reasonably believes that a Licensed Patent is being infringed or misappropriated by a third party, or (b) if a third party alleges that the Licensed Patent is invalid or unenforceable or claims that the subject matter of the Licensed Product, or its use, development, manufacture or sale infringes such third party's intellectual property rights, the Party possessing such belief or awareness of such claims shall promptly provide written notice to the other party and provide it with all details of such infringement or claim, as applicable, that are known by such Party.

44.2 Right to Bring Action or Defend.

(a) Licensor has the sole right and discretion to prevent or abate any actual or threatened misappropriation or infringement and attempt to resolve any claims relating to the Licensed Patent, including by (i) prosecuting or defending any opposition, derivation, interference, declaratory judgment, federal district court, U.S. International Trade Commission or other proceeding of any kind, and (ii) taking any other lawful action that Licensor, in its sole discretion, believes is

reasonably necessary, to protect, enforce or defend the Licensed Patent. Licensor has the right to prosecute or defend any such proceeding in Licensor's name or, if required by applicable Law or otherwise necessary or desirable for such purposes, in the name of Licensee and may join Licensee as a party. Licensor shall bear its own costs and expenses in all such proceedings and have the right to control the conduct thereof and be represented by counsel of its own choice therein.

(b) Licensee shall and hereby does irrevocably and unconditionally waive any objection to Licensor's joinder of Licensee to any proceeding described in Section 44.2(a) on any grounds whatsoever, including on the grounds of personal jurisdiction, venue or *forum non conveniens*. If Licensor brings or defends any such proceeding, Licensee shall cooperate in all respects with Licensor in the conduct thereof, and assist in all reasonable ways, including having its employees testify when requested and make available for discovery or trial exhibit relevant records, papers, information, samples, specimens, and the like at Licensee's own cost.

44.3 No Obligation to Sue. Licensor shall have no obligation to bring any suit, action or other proceeding against any alleged infringer of the Licensed Patent.

44.4 Recovery and Settlement. If Licensor undertakes the enforcement or defense of the Licensed Patent:

(a) any recovery, damages or settlement derived from such suit, action or other proceeding shall be retained in its entirety by Licensor; and

(b) Licensor may settle any such suit, action or other proceeding, whether by consent order, settlement or other voluntary final disposition, without the prior written approval of Licensee or any Sublicensee.

44.5 March-in Rights. If any suit, action or other proceeding alleging invalidity or non-infringement of the Licensed Patent is brought against Licensee or any Sublicensee, Licensor, at its option, shall have the right, within ten (10) Business Days after commencement of such suit, action or other proceeding, to intervene and take over the sole defense of the suit, action or other proceeding at its own expense.

45. Compliance with Laws.

45.1 Patent Marking. Licensee and any Sublicensee shall comply with the patent marking provisions of 35 USC § 287(a) by marking all Licensed Products with the word "patent" or the abbreviation "pat." and either the numbers of the relevant Licensed Patents or a web address that is freely accessible to the public and that associates the Licensed Product with the Licensed Patent.

45.2 Regulatory Clearance. Licensee itself or through any of its Sublicensees shall, at Licensee's or Sublicensees' expense, comply with all regulations and safety standards concerning the Licensed Product developed and commercialized by or under the authority of Licensee and obtain all necessary governmental approvals for the development, production, distribution, sale and use of the Licensed Product developed and commercialized by or under the authority of Licensee, including any safety or clinical studies. Licensee shall have responsibility for and provide suitable warning labels, packaging and instructions as to the use for such Licensed Product.

46. Confidentiality.

46.1 Confidentiality Obligations. Licensee (the "Receiving Party") acknowledges that in connection with this Agreement it will gain access to Confidential Information of Licensor (the "Disclosing Party"). As a condition to being provided with Confidential Information, the Receiving Party shall:

(a) not use the Disclosing Party's Confidential Information other than as strictly necessary to exercise its rights and perform its obligations under this Agreement; and

(b) maintain the Disclosing Party's Confidential Information in strict confidence and, subject to Section 46.2, not disclose the Disclosing Party's Confidential Information without the Disclosing Party's prior written consent, provided, however, the Receiving Party may disclose the Confidential Information to its Representatives who:

(i) have a need to know the Confidential Information for purposes of the Receiving Party's performance, or exercise of its rights concerning the Confidential Information, under this Agreement;

(ii) have been apprised of this restriction; and

(iii) are themselves bound by written nondisclosure agreements at least as restrictive as those set forth in Section 46.1, provided further that the Receiving Party shall be responsible for ensuring its Representatives' compliance with, and shall be liable for any breach by its Representatives of, Section 46.1.

The Receiving Party shall use reasonable care, at least as protective as the efforts it uses for its own confidential information, to safeguard the Disclosing Party's Confidential Information from use or disclosure other than as permitted hereby.

46.2 Exceptions. If the Receiving Party becomes legally compelled to disclose any Confidential Information, the Receiving Party shall:

(a) provide prompt written notice to the Disclosing Party so that the Disclosing Party may seek a protective order or other appropriate remedy or waive its rights under Section 46; and

(b) disclose only the portion of Confidential Information that it is legally required to furnish.

If a protective order or other remedy is not obtained, or the Disclosing Party waives compliance under Section 46, the Receiving Party shall, at the Disclosing Party's expense, use reasonable efforts to obtain assurance that confidential treatment will be afforded the Confidential Information.

47. Representations and Warranties.

47.1 Mutual Representations and Warranties. Each Party represents and warrants to the other Party that as of the Effective Date:

(a) it is duly organized, validly existing and in good standing as a corporation or other entity as represented herein under the laws and regulations of its jurisdiction of incorporation, organization or chartering;

(b) it has, and throughout the licensed term shall retain, the full right, power and authority to enter into this Agreement and to perform its obligations hereunder;

(c) the execution of this Agreement by its Representative whose signature is set forth at the end hereof has been duly authorized by all necessary corporate and/or organizational action of the Party; and

(d) when executed and delivered by such party, this Agreement shall constitute the legal, valid and binding obligation of that Party, enforceable against that Party in accordance with its terms.

47.2 Disclaimer of Licensor Representations and Warranties. LICENSOR EXPRESSLY DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES, WHETHER WRITTEN, ORAL, EXPRESS, IMPLIED STATUTORY OR OTHERWISE, CONCERNING THE VALIDITY, ENFORCEABILITY AND SCOPE OF THE LICENSED PATENT, THE ACCURACY, COMPLETENESS, SAFETY, USEFULNESS FOR ANY PURPOSE OR, LIKELIHOOD OF SUCCESS (COMMERCIAL, REGULATORY OR OTHER) OF THE LICENSED PRODUCT AND ANY OTHER TECHNICAL INFORMATION, TECHNIQUES, MATERIALS, METHODS, PRODUCTS, PROCESSES OR PRACTICES AT ANY TIME MADE AVAILABLE BY LICENSOR INCLUDING ALL IMPLIED WARRANTIES OF MERCHANTABILITY, QUALITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT AND WARRANTIES ARISING FROM A COURSE OF DEALING, COURSE OF PERFORMANCE, USAGE OR TRADE PRACTICE. WITHOUT LIMITATION TO THE FOREGOING, LICENSOR SHALL HAVE NO LIABILITY WHATSOEVER TO LICENSEE OR ANY OTHER PERSON FOR OR ON ACCOUNT OF ANY INJURY, LOSS, OR DAMAGE, OF ANY KIND OR NATURE, SUSTAINED BY, OR ANY DAMAGE ASSESSED OR ASSERTED AGAINST, OR ANY OTHER LIABILITY INCURRED BY OR IMPOSED ON LICENSEE OR ANY OTHER PERSON, ARISING OUT OF OR IN CONNECTION WITH OR RESULTING FROM (A) THE MANUFACTURE, USE, OFFER FOR SALE, SALE, EXPORT OR IMPORT OF THE LICENSED PRODUCT, OR THE PRACTICE OF THE LICENSED PATENT; (B) THE USE OF OR ANY ERRORS OF OMISSIONS IN ANY KNOW-HOW, TECHNICAL INFORMATION, TECHNIQUES, OR PRACTICES DISCLOSED BY LICENSOR; OR (C) ANY ADVERTISING OR OTHER PROMOTIONAL ACTIVITIES CONCERNING ANY OF THE FOREGOING.

48. Exclusion of Consequential and Other Indirect Damages. TO THE FULLEST EXTENT PERMITTED BY LAW, LICENSOR SHALL NOT BE LIABLE TO LICENSEE OR ANY OTHER PERSON FOR ANY INJURY TO OR LOSS OF GOODWILL, REPUTATION, BUSINESS, PRODUCTION, REVENUES, PROFITS, ANTICIPATED PROFITS, CONTRACTS OR OPPORTUNITIES (REGARDLESS OF HOW THESE ARE CLASSIFIED AS DAMAGES), OR FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, EXEMPLARY, SPECIAL, PUNITIVE OR ENHANCED DAMAGES WHETHER ARISING OUT OF BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT

LIABILITY, PRODUCT LIABILITY OR OTHERWISE (INCLUDING THE ENTRY INTO, PERFORMANCE OR BREACH OF THIS AGREEMENT), REGARDLESS OF WHETHER SUCH LOSS OR DAMAGE WAS FORESEEABLE OR THE PARTY AGAINST WHOM SUCH LIABILITY IS CLAIMED HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSS OR DAMAGE, AND NOTWITHSTANDING THE FAILURE OF ANY AGREED OR OTHER REMEDY OF ITS ESSENTIAL PURPOSE.

49. Indemnification.

49.1 Licensee Indemnification. Licensee shall indemnify, defend and hold harmless Licensor and its Affiliates, and each of Licensor's and its Affiliates' respective officers, directors, employees, agents, successors and assigns against all Losses arising out of or resulting from any third party claim, suit, action or other proceeding related to or arising out of or resulting from (a) Licensee's breach of any representation, warranty, covenant or obligation under this Agreement, or (b) use by Licensee or its Sublicensee or any of the foregoing Persons' respective transferees of the Licensed Patent, or (c) any use, sale, transfer or other disposition by Licensee or its Sublicensee or any of the foregoing Persons' respective transferees of the Licensed Product or any other products made by use of the Licensed Patent (each, an "Action").

49.2 Indemnification Procedure. Licensor shall promptly notify Licensee in writing of any Action and cooperate with Licensee at Licensee's sole cost and expense. Subject to Section 44, Licensee shall immediately take control of the defense and investigation of the Action and shall employ counsel reasonably acceptable to Licensor to handle and defend the Action, at Licensee's sole cost and expense. Licensee shall not settle any Action in a manner that adversely affects the rights of Licensor or its Affiliates without Licensor's or its Affiliates' prior written consent. Licensor's or its Affiliates' failure to perform any obligations under Section 49.2 shall not relieve Licensee of its obligation under Section 49 except to the extent that Licensee can demonstrate that it has been materially prejudiced as a result of the failure. Licensor may participate in and observe the proceedings at its own cost and expense with counsel of its own choosing.

50. Term and Termination.

50.1 Survival. The rights and obligations of the Parties set forth in Section 1 (Definitions), Section 5 (Improvements), Section 46 (Confidentiality), Section 47 (Representations and Warranties), Section 49 (Indemnification), and Section 14 (Miscellaneous), and any right, obligation or required performance of the Parties in this Agreement which, by its express terms or nature and context is intended to survive termination or expiration of this Agreement, shall survive any such termination or expiration.

51. Miscellaneous.

51.1 Further Assurances. Each Party shall, and shall cause their respective Affiliates to, upon the request, and at the sole cost and expense, of the other Party, promptly execute such documents and take such further actions as may be necessary to give full effect to the terms of this Agreement.

51.2 Independent Contractors. The relationship between the Parties is that of independent contractors. Nothing contained in this Agreement shall be construed as creating any agency, partnership, joint venture or other form of joint enterprise, employment or fiduciary relationship

between the Parties, and neither Party shall have authority to contract for or bind the other Party in any manner whatsoever.

51.3 Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given in accordance with this Section:

If to Licensor: Zhabilov Trust.

6108 Sumter Ct
Frisco TX 75035
E-mail
dianazhabilov@gmail.com

Attention Diana Zhabilov

If to Licensee: Virogentics, Inc.

E-mail: dianazhabilov@gmail.com
Attention: Diana Zhabilov

Notices sent shall be deemed effectively given: (a) when received, if delivered by hand (with written confirmation of receipt); (b) when received, if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail (in each case, with confirmation of transmission), if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (d) on the third (3rd) Business Day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid.

51.4 Interpretation. For purposes of this Agreement: (a) the words "include," "includes" and "including" shall be deemed to be followed by the words "without limitation"; (b) the word "or" is not exclusive; and (c) the words "herein," "hereof," "hereby," "hereto" and "hereunder" refer to this Agreement as a whole.

Unless the context otherwise requires, references herein: (i) to Sections refer to the Sections of this Agreement; (ii) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof; and (iii) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

51.5 Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

51.6 Entire Agreement. This Agreement, together with any documents incorporated herein by reference, constitutes the sole and entire agreement of the Parties with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.

51.7 Assignment. Licensee shall not assign or otherwise transfer any of its rights, or delegate or otherwise transfer any of its obligations or performance, under this Agreement, in each case whether voluntarily, involuntarily, by operation of law or otherwise, without Licensor's prior written consent, which consent Licensor may give or withhold in its sole discretion. No delegation or other transfer will relieve Licensee of any of its obligations or performance under this Agreement. Licensor may freely assign or otherwise transfer all or any of its rights, or delegate or otherwise transfer all or any of its obligations or performance, under this Agreement without Licensee's consent. This Agreement is binding upon and inures to the benefit of the Parties and their respective permitted successors and assigns.

51.8 No Third-Party Beneficiaries. This Agreement is for the sole benefit of the Parties and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Agreement.

51.9 Amendment; Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party hereto. No waiver by any Party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the waiving Party. Except as otherwise set forth in this Agreement, no failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

51.10 Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon a determination that any term or other provision is invalid, illegal or unenforceable, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

51.11 Governing Law; Submission to Jurisdiction.

(a) This Agreement and all related documents, and all matters arising out of or relating to this Agreement, are governed by, and construed in accordance with, the laws of the State of Texas, United States of America, without regard to the conflict of laws provisions thereof to the extent such principles or rules would require or permit the application of the laws of any jurisdiction other than those of the State of Texas.

(b) Any action, suit or other proceeding arising out of or related to this Agreement, the license granted hereunder, or the validity or enforceability or scope of any Licensed Patent claim, shall be instituted exclusively in the federal courts of the United States or the courts of the State of Texas in each case located in the city of Rockwall and County of Rockwall, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Service of process, summons, notice or other document by mail to such Party's address set forth herein shall be effective service of process for any action, suit or other proceeding brought in any such court.

51.12 Equitable Relief. Each Party acknowledges that a breach by the other Party of this Agreement may cause the non-breaching Party irreparable harm, for which an award of damages would not be adequate compensation and, in the event of such a breach or threatened breach, the non-breaching Party shall be entitled to seek equitable relief, including in the form of a restraining order, orders for preliminary or permanent injunction, specific performance and any other relief that may be available from any court, and the Parties hereby waive any requirement for the securing or posting of any bond or the showing of actual monetary damages in connection with such relief. These remedies shall not be deemed to be exclusive but shall be in addition to all other remedies available under this Agreement at law or in equity, subject to any express exclusions or limitations in this Agreement to the contrary.

51.13 Attorneys' Fees. In the event that any action, suit or other legal or administrative proceeding is instituted or commenced by either Party against the other Party arising out of or related to this Agreement, the prevailing Party shall be entitled to recover its reasonable attorneys' fees and court costs from the non-prevailing Party.

51.14 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission (to which a PDF copy is attached) shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the Effective Date by their respective officers thereunto duly authorized.

LICENSOR:

Zhabilov Trust.

a California Trust

By: ______________________

Name: Diana Zhabilov

Title: Trustee

LICENSEE:

a Texas corporation

By: ______________________

Name: Diana Zhabilov

Title: CEO/President